UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report October 31, 2014

Columbia Absolute Return Currency and Income Fund

Columbia Management®

# About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

# Connect with Columbia Management

**Get the market insight you need from our investment experts**

**Investor insight**
Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

**Columbia Management investor (e-newsletter)**
Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

investor

**Investment videos**
Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/market-insights/videos.

**Social media**
Columbia Management offers you multiple ways to access our market commentary and investment insights.

> *Perspectives* blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

> Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

> Youtube.com/columbiamanagement
View our commentaries on the economy, markets and current investment opportunities.

> Linkedin.com/company/columbia-management
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Performance Overview

Performance Summary

>	Columbia Absolute Return Currency and Income Fund (the Fund) Class A shares returned -1.13% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04% for the same time period.

>	Positive total returns were generated from investment in short-term fixed-income securities, but were more than offset by negative total returns from our proprietary quantitative currency model.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	Life
Class A	06/15/06
Excluding sales charges		-1.13	-0.13	1.29
Including sales charges		-4.08	-0.74	0.92
Class B	06/15/06
Excluding sales charges		-1.92	-0.91	0.55
Including sales charges		-6.82	-1.30	0.55
Class C	06/15/06
Excluding sales charges		-1.82	-0.89	0.57
Including sales charges		-2.80	-0.89	0.57
Class I	06/15/06	-0.80	0.33	1.74
Class R4*	03/19/13	-1.00	-0.05	1.34
Class R5*	06/25/14	-1.07	-0.12	1.30
Class W*	12/01/06	-1.13	-0.19	1.23
Class Y*	02/28/13	-0.70	0.01	1.38
Class Z*	09/27/10	-0.90	0.16	1.44
Citigroup 3-Month U.S. Treasury Bill Index**		0.04	0.07	1.14

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

**	Since June 30, 2006

The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (June 15, 2006 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Absolute Return Currency and Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. For comparison with the index, the chart shows the index with a hypothetical value of $10,000 as of 06/30/06, the first day data was available for the index since the Fund’s inception on 06/15/06.

Annual Report 2014	3

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance

Portfolio Management

Nicholas Pifer, CFA

Portfolio Breakdown (%) (at October 31, 2014)
Asset-Backed Securities — Non-Agency	1.7
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(a)	98.3
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds (amounting to $50.1 million) which have been segregated to cover obligations related to the Fund’s investment in derivatives which provides exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments, and Note 2 to the financial statements.

Quality Breakdown (%) (at October 31, 2014)
AAA rating	100.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount and type of any collateral.

At October 31, 2014, approximately 58% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2014, the Fund’s Class A shares returned -1.13% excluding sales charges. The Fund underperformed its benchmark, the Citigroup 3-Month U.S. Treasury Bill Index, which returned 0.04% for the same period. Positive total returns were generated from investment in short-term fixed-income securities, but were more than offset by negative total returns from our proprietary quantitative currency model.

Currency Positioning Proved Challenging

We use a two-part investment process to seek to achieve the Fund’s investment objective. The first component consists of investments in primarily high quality, short-term fixed income securities with minimal interest rate risk. This component seeks to build a base of consistent income, at least in normal interest rate environments. These short-term investments are also designated, as necessary, to cover obligations invested in through the second component of our process, which is based on a proprietary quantitative currency model. The model uses various fundamental and technical factors, including current and historical data, to rank the anticipated value of nine different currencies from developed countries relative to the U.S. dollar. Based on these rankings, we enter into long forward currency contracts for the three most attractive currencies and enter into short forward currency contracts for the three least attractive currencies, all relative to the U.S. dollar. The Fund experiences profits or losses to the extent the values of the currencies appreciate or depreciate relative to the U.S. dollar.

During the annual period, we were able to generate positive return from the Fund’s investment in short-term fixed-income securities but not from our proprietary quantitative currency model. The Fund’s positioning in the euro, New Zealand dollar, Swiss franc and Swedish krona contributed positively to its results for the 12 months ended October 31, 2014. On the other hand, positioning in the Norwegian krone, Japanese yen, Australian dollar, Canadian dollar and British pound detracted from Fund performance.

Quantitative Model Drove Currency Position Changes

We run our quantitative model weekly and reset currency positions as needed, applying the output of this model on a systematic basis. We generally seek neutral exposure to the U.S. dollar, the base currency. In our view, remaining neutral to the U.S. dollar as part of our strategy helps control overall volatility. We also use an externally developed, but fully integrated, risk management system to help us monitor and mitigate market risk. We believe the Fund is designed to do well in either rising or falling U.S. dollar environments.

Derivative Positions in the Fund

The Fund’s proprietary quantitative currency model is implemented through the use of short-term currency forwards. Early in the annual period, we increased the Fund’s exposure to currency forwards to a notional value equal to about 300% of

4	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Manager Discussion of Fund Performance (continued)

the Fund’s net asset value, from about 100% previously. (Notional value is the principal value of an asset, excluding factors such as inflation, depreciation or other forms of impairment.) This structural change in exposure, which is likely to increase the volatility of the Fund, was designed to increase the Fund’s potential for return over time. These currency forwards, which are held for investment purposes, generated losses during the annual period.

Looking Ahead

We intend to stay disciplined to our systematic investment strategy. Through the use of our proprietary quantitative model, which determines the Fund’s positions in forward foreign currency contracts relative to the U.S. dollar, we will continue to seek an absolute return that is unrelated to general movements in the U.S. dollar and other types of financial assets. Overall, we will continue to seek to generate positive total returns from the income produced by the Fund’s investments in short-term debt obligations, plus the gains or minus the losses resulting from the fluctuations in the values of various foreign currencies relative to the U.S. dollar.

The Fund does not actually take ownership of foreign currencies or sell actual foreign currencies. Rather, forward currency contracts are used to gain comparable currency exposure. Because the establishment of the Fund’s forward foreign currency contracts requires little cash outlay, the Fund’s assets will consist primarily of short-term investment grade U.S. dollar-denominated securities (if unrated, securities will be of comparable quality as determined by the investment manager). At the end of the annual period, a majority of the underlying portfolio was invested in Columbia Short-Term Cash Fund in an effort to reduce volatility.

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Investment Risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses or limited gains. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Foreign-currency-related tax risk exists on gains from some of the Fund’s foreign currency-denominated positions, which may not be treated by the IRS (including retroactively) as “qualifying income,” which could have negative tax consequences. The Fund’s use of leverage subjects additional fund assets to the risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income securities held by the Fund. Falling rates may result in the Fund investing in lower yielding securities, lowering the Fund’s income and yield. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Absolute Return Currency and Income Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,019.00		1,016.84	8.45		8.44	1.66
Class B	1,000.00	1,000.00	1,014.30		1,013.06	12.24		12.23	2.41
Class C	1,000.00	1,000.00	1,015.50		1,013.06	12.24		12.23	2.41
Class I	1,000.00	1,000.00	1,020.60		1,018.75	6.52		6.51	1.28
Class R4	1,000.00	1,000.00	1,019.60		1,018.10	7.18		7.17	1.41
Class R5	1,000.00	1,000.00	1,014.30	*	1,018.50	4.66	*	6.77	1.33	*
Class W	1,000.00	1,000.00	1,019.10		1,016.84	8.45		8.44	1.66
Class Y	1,000.00	1,000.00	1,020.60		1,018.75	6.52		6.51	1.28
Class Z	1,000.00	1,000.00	1,020.70		1,018.10	7.18		7.17	1.41

*	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Asset-Backed Securities — Non-Agency 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Northstar Education Finance, Inc. Series 2007-1 Class A2(a)
01/29/46	0.983%	750,000	746,485

SLM Student Loan Trust Series 2007-2 Class A2(a)
07/25/17	0.234%	133,843	133,631

Total Asset-Backed Securities — Non-Agency
(Cost: $880,503)			880,116

Money Market Funds 99.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(b)(c)	50,067,724	50,067,724

Total Money Market Funds
(Cost: $50,067,724)		50,067,724

Total Investments
(Cost: $50,948,227)		50,947,840

Other Assets & Liabilities, Net		(552,350)

Net Assets		50,395,490

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2014

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)

Barclays Bank PLC	11/19/2014	37,872,203	USD	42,443,000	CAD	—	(227,570)

Credit Suisse	11/19/2014	17,857,000	EUR	22,661,905	USD	282,258	—

Credit Suisse	11/19/2014	50,463,000	NOK	7,654,317	USD	176,582	—

Credit Suisse	11/19/2014	7,635,786	USD	50,463,000	NOK	—	(158,050)

Credit Suisse	11/19/2014	15,121,741	USD	110,188,000	SEK	—	(199,055)

HSBC Securities (USA), Inc.	11/19/2014	22,922,571	USD	149,867,000	NOK	—	(714,898)

Standard Chartered Bank	11/19/2014	23,423,000	GBP	37,671,445	USD	206,244	—

Standard Chartered Bank	11/19/2014	19,176,000	NZD	15,066,104	USD	140,083	—

Total						805,167	(1,299,573)

Notes to Portfolio of Investments

(a)	Variable rate security.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	89,933,495	67,798,921	(107,664,692)	50,067,724	49,809	50,067,724

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Asset-Backed Securities — Non-Agency	—	880,116	—	880,116

Total Bonds	—	880,116	—	880,116

Mutual Funds

Money Market Funds	50,067,724	—	—	50,067,724

Total Mutual Funds	50,067,724	—	—	50,067,724

Investments in Securities	50,067,724	880,116	—	50,947,840

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	805,167	—	805,167

Liabilities

Forward Foreign Currency Exchange Contracts	—	(1,299,573)	—	(1,299,573)

Total	50,067,724	385,710	—	50,453,434

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $880,503)	$880,116

Affiliated issuers (identified cost $50,067,724)	50,067,724

Total investments (identified cost $50,948,227)	50,947,840

Unrealized appreciation on forward foreign currency exchange contracts	805,167

Receivable for:

Investments sold	259,108

Capital shares sold	150,003

Dividends	3,984

Interest	86

Expense reimbursement due from Investment Manager	164

Prepaid expenses	2,499

Other assets	8,846

Total assets	52,177,697

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	1,299,573

Payable for:

Investments purchased	382,958

Capital shares purchased	40,247

Investment management fees	1,229

Distribution and/or service fees	119

Transfer agent fees	2,536

Administration fees	110

Compensation of board members	20,484

Other expenses	34,951

Total liabilities	1,782,207

Net assets applicable to outstanding capital stock	$50,395,490

Represented by

Paid-in capital	$52,912,921

Excess of distributions over net investment income	(538,751)

Accumulated net realized loss	(1,483,887)

Unrealized appreciation (depreciation) on:

Investments	(387)

Forward foreign currency exchange contracts	(494,406)

Total — representing net assets applicable to outstanding capital stock	$50,395,490

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$12,067,535

Shares outstanding	1,252,198

Net asset value per share	$9.64

Maximum offering price per share(a)	$9.94

Class B

Net assets	$51,685

Shares outstanding	5,622

Net asset value per share	$9.19

Class C

Net assets	$1,256,154

Shares outstanding	136,749

Net asset value per share	$9.19

Class I

Net assets	$29,482,389

Shares outstanding	2,972,290

Net asset value per share	$9.92

Class R4

Net assets	$10,183

Shares outstanding	1,031

Net asset value per share(b)	$9.87

Class R5

Net assets	$10,144

Shares outstanding	1,022

Net asset value per share(b)	$9.92

Class W

Net assets	$85,685

Shares outstanding	8,925

Net asset value per share	$9.60

Class Y

Net assets	$10,199

Shares outstanding	1,030

Net asset value per share(b)	$9.91

Class Z

Net assets	$7,421,516

Shares outstanding	751,313

Net asset value per share	$9.88

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Absolute Return Currency and Income Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income

Income:

Dividends — affiliated issuers	$49,809

Interest	37,223

Total income	87,032

Expenses:

Investment management fees	481,124

Distribution and/or service fees

Class A	36,885

Class B	1,087

Class C	16,389

Class W	250

Transfer agent fees

Class A	26,403

Class B	194

Class C	2,933

Class R4	12

Class R5(a)	2

Class W	179

Class Z	8,160

Administration fees	43,247

Compensation of board members	12,517

Custodian fees	5,340

Printing and postage fees	30,492

Registration fees	100,782

Professional fees	34,738

Other	11,369

Total expenses	812,103

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(42,771)

Total net expenses	769,332

Net investment loss	(682,300)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Forward foreign currency exchange contracts	(171,489)

Net realized loss	(171,489)

Net change in unrealized appreciation (depreciation) on:

Investments	(27,884)

Forward foreign currency exchange contracts	(851,808)

Net change in unrealized depreciation	(879,692)

Net realized and unrealized loss	(1,051,181)

Net decrease in net assets from operations	$(1,733,481)

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations

Net investment loss	$(682,300)	$(999,372)

Net realized loss	(171,489)	(1,268,842)

Net change in unrealized appreciation (depreciation)	(879,692)	401,482

Net decrease in net assets resulting from operations	(1,733,481)	(1,866,732)

Distributions to shareholders

Net realized gains

Class A	—	(669,389)

Class B	—	(9,970)

Class C	—	(70,481)

Class I	—	(1,113,563)

Class W	—	(259,616)

Class Z	—	(208,068)

Total distributions to shareholders	—	(2,331,087)

Decrease in net assets from capital stock activity	(40,525,346)	(4,902,447)

Total decrease in net assets	(42,258,827)	(9,100,266)

Net assets at beginning of year	92,654,317	101,754,583

Net assets at end of year	$50,395,490	$92,654,317

Excess of distributions over net investment income	$(538,751)	$(856,205)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Absolute Return Currency and Income Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014(a)		Year Ended October 31, 2013(b)(c)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(d)	133,905	1,270,682	337,739	3,386,370

Distributions reinvested	—	—	65,824	664,824

Redemptions	(937,918)	(8,850,560)	(1,359,683)	(13,561,041)

Net decrease	(804,013)	(7,579,878)	(956,120)	(9,509,847)

Class B shares

Subscriptions	—	—	3,699	35,161

Distributions reinvested	—	—	1,020	9,970

Redemptions(d)	(14,515)	(130,393)	(30,683)	(294,242)

Net decrease	(14,515)	(130,393)	(25,964)	(249,111)

Class C shares

Subscriptions	26,784	243,613	118,062	1,138,261

Distributions reinvested	—	—	5,857	57,161

Redemptions	(143,534)	(1,285,590)	(162,383)	(1,553,092)

Net decrease	(116,750)	(1,041,977)	(38,464)	(357,670)

Class I shares

Subscriptions	240,969	2,353,549	2,316,135	23,475,791

Distributions reinvested	—	—	107,985	1,113,328

Redemptions	(3,794,421)	(36,870,728)	(464,681)	(4,730,222)

Net increase (decrease)	(3,553,452)	(34,517,179)	1,959,439	19,858,897

Class R4 shares

Subscriptions	788	7,700	243	2,500

Net increase	788	7,700	243	2,500

Class R5 shares

Subscriptions	1,022	10,000	—	—

Net increase	1,022	10,000	—	—

Class W shares

Subscriptions	568	5,400	119,587	1,213,917

Distributions reinvested	—	—	25,744	259,500

Redemptions	(4,302)	(40,366)	(1,204,372)	(11,996,570)

Net decrease	(3,734)	(34,966)	(1,059,041)	(10,523,153)

Class Y shares

Subscriptions	786	7,696	244	2,500

Net increase	786	7,696	244	2,500

Class Z shares

Subscriptions	563,707	5,511,319	242,724	2,475,435

Distributions reinvested	—	—	8,582	88,392

Redemptions	(281,598)	(2,757,668)	(660,942)	(6,690,390)

Net increase (decrease)	282,109	2,753,651	(409,636)	(4,126,563)

Total net decrease	(4,207,759)	(40,525,346)	(529,299)	(4,902,447)

(a)	Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(c)	Class Y shares are based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(d)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.75	$10.21	$9.95	$10.00	$9.93

Income from investment operations:

Net investment loss	(0.14)	(0.13)	(0.12)	(0.15)	(0.12)

Net realized and unrealized gain (loss)	0.03 (a)	(0.09)	0.38	0.10	0.19

Total from investment operations	(0.11)	(0.22)	0.26	(0.05)	0.07

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.64	$9.75	$10.21	$9.95	$10.00

Total return	(1.13%)	(2.28%)	2.61%	(0.50%)	0.71%

Ratios to average net assets(b)

Total gross expenses	1.77%	1.68%	1.65%	1.73%	1.47%

Total net expenses(c)	1.66%	1.48%	1.42%	1.73%	1.47%

Net investment loss	(1.50%)	(1.29%)	(1.18%)	(1.48%)	(1.19%)

Supplemental data

Net assets, end of period (in thousands)	$12,068	$20,050	$30,758	$40,755	$62,209

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.37	$9.90	$9.72	$9.85	$9.85

Income from investment operations:

Net investment loss	(0.20)	(0.20)	(0.19)	(0.22)	(0.19)

Net realized and unrealized gain (loss)	0.02 (a)	(0.09)	0.37	0.09	0.19

Total from investment operations	(0.18)	(0.29)	0.18	(0.13)	—

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.19	$9.37	$9.90	$9.72	$9.85

Total return	(1.92%)	(3.08%)	1.85%	(1.32%)	0.00	%(b)

Ratios to average net assets(c)

Total gross expenses	2.51%	2.46%	2.39%	2.47%	2.23%

Total net expenses(d)	2.41%	2.23%	2.17%	2.47%	2.23%

Net investment loss	(2.25%)	(2.04%)	(1.93%)	(2.21%)	(1.95%)

Supplemental data

Net assets, end of period (in thousands)	$52	$189	$456	$698	$1,006

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.36	$9.89	$9.71	$9.83	$9.84

Income from investment operations:

Net investment loss	(0.20)	(0.20)	(0.19)	(0.22)	(0.19)

Net realized and unrealized gain (loss)	0.03 (a)	(0.09)	0.37	0.10	0.18

Total from investment operations	(0.17)	(0.29)	0.18	(0.12)	(0.01)

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.19	$9.36	$9.89	$9.71	$9.83

Total return	(1.82%)	(3.08%)	1.85%	(1.22%)	(0.10%)

Ratios to average net assets(b)

Total gross expenses	2.52%	2.42%	2.39%	2.48%	2.22%

Total net expenses(c)	2.41%	2.23%	2.16%	2.48%	2.22%

Net investment loss	(2.25%)	(2.05%)	(1.92%)	(2.23%)	(1.94%)

Supplemental data

Net assets, end of period (in thousands)	$1,256	$2,374	$2,887	$3,333	$4,703

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$10.00	$10.42	$10.11	$10.09	$9.98

Income from investment operations:

Net investment loss	(0.11)	(0.09)	(0.07)	(0.08)	(0.08)

Net realized and unrealized gain (loss)	0.03 (a)	(0.09)	0.38	0.10	0.19

Total from investment operations	(0.08)	(0.18)	0.31	0.02	0.11

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.92	$10.00	$10.42	$10.11	$10.09

Total return	(0.80%)	(1.84%)	3.07%	0.20%	1.10%

Ratios to average net assets(b)

Total gross expenses	1.32%	1.16%	1.14%	1.05%	1.07%

Total net expenses(c)	1.26%	1.08%	0.91%	1.05%	1.07%

Net investment loss	(1.10%)	(0.90%)	(0.68%)	(0.84%)	(0.79%)

Supplemental data

Net assets, end of period (in thousands)	$29,482	$65,238	$47,585	$67,660	$38,718

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.97	$10.28

Income from investment operations:

Net investment loss	(0.12)	(0.06)

Net realized and unrealized gain (loss)	0.02 (b)	(0.25)

Total from investment operations	(0.10)	(0.31)

Net asset value, end of period	$9.87	$9.97

Total return	(1.00%)	(3.02%)

Ratios to average net assets(c)

Total gross expenses	1.54%	1.19	%(d)

Total net expenses(e)	1.41%	1.19	%(d)

Net investment loss	(1.25%)	(1.03	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$10	$2

Portfolio turnover	0%	0%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

Class R5	Year Ended October 31, 2014(a)
Per share data
Net asset value, beginning of period	$9.78

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized gain	0.18	(b)

Total from investment operations	0.14

Net asset value, end of period	$9.92

Total return	1.43%

Ratios to average net assets(c)

Total gross expenses	1.46	%(d)

Total net expenses(e)	1.33	%(d)

Net investment loss	(1.08	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$10

Portfolio turnover	0%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$9.71	$10.19	$9.94	$9.99	$9.92

Income from investment operations:

Net investment loss	(0.14)	(0.12)	(0.14)	(0.15)	(0.12)

Net realized and unrealized gain (loss)	0.03 (a)	(0.12)	0.39	0.10	0.19

Total from investment operations	(0.11)	(0.24)	0.25	(0.05)	0.07

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.60	$9.71	$10.19	$9.94	$9.99

Total return	(1.13%)	(2.49%)	2.52%	(0.50%)	0.71%

Ratios to average net assets(b)

Total gross expenses	1.77%	1.83%	1.83%	1.71%	1.51%

Total net expenses(c)	1.66%	1.33%	1.62%	1.71%	1.51%

Net investment loss	(1.50%)	(1.13%)	(1.38%)	(1.46%)	(1.23%)

Supplemental data

Net assets, end of period (in thousands)	$86	$123	$10,922	$24,171	$63,369

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$9.98	$10.25

Income from investment operations:

Net investment loss	(0.11)	(0.07)

Net realized and unrealized gain (loss)	0.04 (b)	(0.20)

Total from investment operations	(0.07)	(0.27)

Net asset value, end of period	$9.91	$9.98

Total return	(0.70%)	(2.63%)

Ratios to average net assets(c)

Total gross expenses	1.36%	1.20	%(d)

Total net expenses(e)	1.28%	1.20	%(d)

Net investment loss	(1.11%)	(1.04	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$10	$2

Portfolio turnover	0%	0%

Notes to Financial Highlights

(a)	Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014	2013	2012	2011	2010(a)
Per share data
Net asset value, beginning of period	$9.97	$10.41	$10.11	$10.09	$10.18

Income from investment operations:

Net investment loss	(0.12)	(0.11)	(0.09)	(0.10)	(0.01)

Net realized and unrealized gain (loss)	0.03 (b)	(0.09)	0.39	0.12	(0.08)

Total from investment operations	(0.09)	(0.20)	0.30	0.02	(0.09)

Less distributions to shareholders:

Net realized gains	—	(0.24)	—	—	—

Total distributions to shareholders	—	(0.24)	—	—	—

Net asset value, end of period	$9.88	$9.97	$10.41	$10.11	$10.09

Total return	(0.90%)	(2.04%)	2.97%	0.20%	(0.88%)

Ratios to average net assets(c)

Total gross expenses	1.54%	1.45%	1.34%	1.15%	1.54	%(d)

Total net expenses(e)	1.41%	1.24%	1.09%	1.15%	1.54	%(d)

Net investment loss	(1.25%)	(1.05%)	(0.85%)	(0.95%)	(1.20	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$7,422	$4,677	$9,146	$6,079	$14

Portfolio turnover	0%	0%	0%	0%	0%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Absolute Return Currency and Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on June 25, 2014.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

24	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may

Annual Report 2014	25

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward foreign currency exchange contracts	805,167	—	805,167	357,105	—	—	448,062

26	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(d) ($)
				Financial Instruments(c) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward foreign currency exchange contracts	1,299,573	—	1,299,573	357,105	—	—	942,468

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	805,167

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,299,573

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(171,489)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(851,808)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2014.

Derivative Instrument	Average Unrealized Appreciation* ($)	Average Unrealized Depreciation* ($)
Forward foreign currency exchange contracts	797,247	(1,272,606)

*	Based on ending quarterly outstanding amounts for the year ended October 31, 2014

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2014	27

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.89% to 0.70% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.89% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $1,258.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

28	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R4	0.18
Class R5	0.05	*
Class W	0.18
Class Z	0.18

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $37,000 and $21,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,385 for Class A and $479 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

Annual Report 2014	29

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015		Prior to March 1, 2014
Class A	1.66%		1.69%
Class B	2.41		2.44
Class C	2.41		2.44
Class I	1.28		1.24
Class R4	1.41		1.44
Class R5	1.33	*	—
Class W	1.66		1.69
Class Y	1.28		1.24
Class Z	1.41		1.44

*	Fee rate is contractual from June 25, 2014 (the commencement of operations of Class R5 shares) through February 28, 2015.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees’ deferred compensation, net operating loss reclassification, late-year ordinary losses, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$999,754
Paid-in capital	(999,754)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014 ($)	Year Ended October 31, 2013 ($)
Long-term capital gains	—	2,331,087
Total	—	2,331,087

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(1,978,293)
Net unrealized depreciation	(387)

At October 31, 2014, the cost of investments for federal income tax purposes was $50,948,227 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$81
Unrealized depreciation	(468)
Net unrealized depreciation	$(387)

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	785,233
No expiration — long-term	1,193,060
Total	1,978,293

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of October 31, 2014, the Fund will elect to treat late-year ordinary losses of $518,457 as arising on November 1, 2014.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative

30	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $0 and $1,763,791, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund significantly invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 80.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Counterparty Risk

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Annual Report 2014	31

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Currency Risk

The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Money Market Fund Investment Risk

An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K

32	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Notes to Financial Statements (continued)

October 31, 2014

filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	33

Columbia Absolute Return Currency and Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Absolute Return Currency and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Absolute Return Currency and Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

34	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Absolute Return Currency and Income Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

38	Annual Report 2014

Columbia Absolute Return Currency and Income Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	39

Columbia Absolute Return Currency and Income Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN104_10_D01_(12/14)

Annual Report October 31, 2014

Columbia Asia Pacific ex-Japan Fund

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Performance Overview

Performance Summary

>	Columbia Asia Pacific ex-Japan Fund (the Fund) Class A shares returned 7.18% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund outperformed its benchmark, the MSCI All Country (AC) Asia Pacific ex-Japan Index (Net), which returned 4.00% for the same 12-month period.

>

The Fund benefited from its overweight in the technology and consumer discretionary sectors, which outperformed, and an underweight in the consumer staples, energy and financial sectors, which underperformed. At the country level, being underweight in South Korea and Australia in favor of China was helpful, as was stock selection in most markets.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	Life
Class A*	09/27/10
Excluding sales charges		7.18	7.03	9.31
Including sales charges		1.00	5.77	8.10
Class C*	09/27/10
Excluding sales charges		6.48	6.19	8.46
Including sales charges		5.48	6.19	8.46
Class I*	09/27/10	7.69	7.45	9.74
Class R*	09/27/10	6.89	6.70	8.97
Class R5	07/15/09	7.63	7.42	9.70
Class Z*	09/27/10	7.50	7.25	9.54
MSCI AC Asia Pacific ex-Japan Index (Net)		4.00	7.40	10.96

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI AC Asia Pacific ex-Japan Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI AC Asia Pacific ex-Japan Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (July 15, 2009 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Asia Pacific ex-Japan Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle Investments Limited

Vanessa Donegan

George Gosden

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2014)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.1
Tencent Holdings Ltd. (China)	2.7
AIA Group Ltd. (Hong Kong)	2.6
Westpac Banking Corp. (Australia)	2.4
China Mobile Ltd. (China)	2.0
Australia and New Zealand Banking Group Ltd. (Australia)	1.8
Samsung Electronics Co., Ltd. (South Korea)	1.7
Cheung Kong Holdings Ltd. (Hong Kong)	1.7
Commonwealth Bank of Australia (Australia)	1.5
China Construction Bank Corp., Class H (China)	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period ended October 31, 2014, the Fund’s Class A shares returned 7.18% excluding sales charges. The Fund outperformed its benchmark, the MSCI AC Asia Pacific ex-Japan Index (Net), which returned 4.00% for the same time period. The Fund benefited from its overweight in the technology and consumer discretionary sectors, which outperformed, and an underweight in the consumer staples, energy and financial sectors, which underperformed. At the country level, being underweight in South Korea and Australia in favor of China was helpful, as was stock selection in most markets.

Key Themes Benefited Asian Markets

Asian markets benefited from three key themes over the past year, including global monetary policy — in particular that of the U.S. Federal Reserve (the Fed), overall economic growth in the Asian region, and a changing political landscape in the second half of the period. The performance of Asian markets was driven largely by the ebb and flow of sentiment regarding global liquidity. In the first quarter, for example, the Fed’s reductions in quantitative easing (QE) especially put pressure on Asian equities. Though fears over the effects of reduced U.S. liquidity subsided somewhat in the second quarter, the ending of the program revived worries later in the period. Faced with the prospect of an economic slowdown, China injected extra liquidity into its banking systems, which helped bolster its stock markets, particularly in the second half of the period. China was also one of a slew of countries in the region to inaugurate new leaders this year: India, Thailand and Indonesia all saw momentous changes in government. Indian markets rose, first in anticipation and then on the election, of pro-business prime minister Narendra Modi. Though that exuberance subsequently subsided somewhat, Mr. Modi did announce market-friendly measures, including plans to privatize big firms in the energy sector. In Thailand, initial misgivings over the country’s military coup gave way to greater market optimism, as the interim government promised a period of greater stability. Indonesia’s new president, Joko Widodo, was also warmly received by investors, who perceived him as being pro-reform.

Contributors and Detractors

Stock selection in China, Korea and India aided Fund performance during the period, as did the performance of a number of sectors. Information technology, for example, benefited from new product cycles, greater adoption of smartphones in emerging markets, and greater earnings visibility. Consumer discretionary stocks also performed well due to continued structural growth. Utilities also outperformed thanks to the prevailing environment of low interest rates, and because the sector is offering healthy dividend payments. Individual portfolio contributors included Vipshop Holdings, a Chinese online discount retailer, which benefited from strong growth in its ecommerce flash-sales sector, as well as Taiwan Semiconductor and Korea-based SK Hynix, both of which rose on increased demand for semiconductors and exports to the U.S.

The Fund’s underweight in Thailand detracted from returns, as did our overweight in Hong Kong, where stocks were dragged down by declines in share prices of casino and gaming companies, as well as political uncertainty triggered by the pro-democracy protests. Telecommunications was a detractor, due both to our lower average weight over the year, primarily in China, and negative stock selection, again, in China. The Fund was underweight in materials, which had a positive effect, but this was offset by negative stock selection. Finally, our overweight in healthcare was positive but, again, stock selection was negative. An underweight in China Mobile detracted, as the company rallied on improvements in its business

4	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Manager Discussion of Fund Performance (continued)

fundamentals. Also, in China, Great Wall Motor Company fell amid product delays and a weakening of demand for its sedans in China.

Portfolio Positioning

Over the year, we increased the Fund’s exposure to China, where sentiment improved after authorities initiated targeted stimulus packages and increased liquidity in the banking system. We also added to our holdings in India, where political change drove positive sentiment, as well as Taiwan, where technology companies benefited from increased exports to the U.S. Meanwhile, we reduced our weighting to Korea, on fears over future earnings at Samsung Electronics; and to Hong Kong, due to a sizeable reduction in our holdings of gaming companies. Stock purchases included Vipshop, which we believe gives the Fund access to strong structural growth in the Chinese e-commerce industry; and Universal Robina Corp, a leading consumer-staples company in the Philippines. Sales included Prada, the Hong Kong-listed luxury goods company. Luxury consumption in China faced significant headwinds in the past year as the anti-corruption clampdown intensified and more competition emerged in the luxury sector. We also sold Thai petrochemicals company PTT Global Chemical after regulatory uncertainty towards the sector increased.

Looking Ahead

We believe that key factors affecting equity markets within the Asia Pacific ex-Japan region will be when and how quickly interest rates rise in the U.S., along with the performance of China’s economy. The path of recovery in India and the strength of global trade will also be crucial. We presently plan to focus on companies with greater earnings visibility, while increasing our exposure to drivers of structural growth. The main events that might affect our positioning are interest rates in the U.S. and quantitative easing worldwide. At the end of the period, the Fund was overweight relative to the benchmark in consumer discretionary, healthcare and information technology; neutral to telecommunications and utilities; and underweight in consumer staples, energy, financials, industrials and materials.

Portfolio Breakdown (%) (at October 31, 2014)
Common Stocks	97.4
Consumer Discretionary	8.9
Consumer Staples	3.1
Energy	3.7
Financials	35.6
Health Care	4.6
Industrials	6.3
Information Technology	20.1
Materials	5.7
Telecommunication Services	6.2
Utilities	3.2
Money Market Funds	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Country Breakdown (%) (at October 31, 2014)
Australia	20.1
China	22.9
Hong Kong	10.2
India	9.7
Indonesia	3.1
Malaysia	2.1
Philippines	2.9
Singapore	2.7
South Korea	10.2
Taiwan	11.3
Thailand	2.2
United States(a)	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Concentration in the Asia Pacific region, where issuers tend to be less developed than U.S. issuers, presents increased risk of loss than a fund that does not concentrate its investments. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Asia Pacific ex-Japan Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,059.60	1,018.45	6.96	6.82	1.34
Class C	1,000.00	1,000.00	1,055.80	1,014.47	11.04	10.82	2.13
Class I	1,000.00	1,000.00	1,062.30	1,020.87	4.47	4.38	0.86
Class R	1,000.00	1,000.00	1,057.80	1,017.04	8.40	8.24	1.62
Class R5	1,000.00	1,000.00	1,061.50	1,020.32	5.04	4.94	0.97
Class Z	1,000.00	1,000.00	1,061.00	1,019.56	5.82	5.70	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 97.0%
Issuer	Shares	Value ($)

Australia 20.0%

Amcor Ltd.	906,519	9,415,869

Ansell Ltd.	155,176	2,721,885

Australia and New Zealand Banking Group Ltd.	538,850	15,944,879

BHP Billiton Ltd.	419,942	12,563,340

Commonwealth Bank of Australia	190,310	13,532,845

CSL Ltd.	157,602	11,127,159

Genworth Mortgage Insurance Australia Ltd.	551,162	1,823,612

Healthscope Ltd.(a)	3,822,350	8,548,756

James Hardie Industries PLC	501,588	5,350,259

Lend Lease Group	724,909	10,110,323

Macquarie Group Ltd.	153,061	8,272,029

National Australia Bank Ltd.	262,243	8,112,688

QBE Insurance Group Ltd.	780,345	7,926,675

Rio Tinto Ltd.	152,966	8,168,133

Spotless Group Holdings Ltd.(a)	5,240,618	8,867,048

Suncorp Group Ltd.	551,630	7,177,938

Telstra Corp., Ltd.	1,544,560	7,685,968

Virtus Health Ltd.	141,160	928,649

Westpac Banking Corp.	689,843	21,174,223

Woodside Petroleum Ltd.	176,720	6,277,160

Woolworths Ltd.	132,147	4,193,762

Total		179,923,200

China 22.9%

Alibaba Group Holding Ltd., ADR(a)	51,596	5,087,366

Anhui Conch Cement Co., Ltd., Class H	677,000	2,217,083

Baidu, Inc., ADR(a)	45,543	10,874,302

Bank of China Ltd., Class H	18,750,000	8,974,713

China Construction Bank Corp., Class H	17,788,380	13,271,898

China Mengniu Dairy Co., Ltd.	1,063,000	4,695,487

China Mobile Ltd.	1,407,000	17,506,623

China Oilfield Services Ltd.	1,840,000	3,845,682

China Overseas Land & Investment Ltd.	3,114,000	9,035,072

China Petroleum & Chemical Corp., Class H	8,762,000	7,598,511

China Unicom Hong Kong Ltd.	3,426,000	5,147,614

CNOOC Ltd.	2,078,000	3,253,918

CSPC Pharmaceutical Group Ltd.	3,946,000	3,635,330

ENN Energy Holdings Ltd.	442,000	2,867,874

Great Wall Motor Co., Ltd., Class H	1,516,500	6,664,504

Common Stocks (continued)
Issuer	Shares	Value ($)

Guangdong Investment Ltd.	5,106,000	6,716,552

Haier Electronics Group Co., Ltd.	1,555,000	4,199,832

Haitong Securities Co., Ltd., Class H	1,354,000	2,324,713

Huaneng Power International, Inc., Class H	3,648,000	4,485,004

Industrial & Commercial Bank of China Ltd., Class H	17,420,000	11,566,182

Lenovo Group Ltd.	5,428,000	8,000,899

PetroChina Co., Ltd., Class H	3,860,000	4,832,505

Ping An Insurance Group Co. of China Ltd., Class H	1,129,000	9,229,275

Sihuan Pharmaceutical Holdings Group Ltd.	3,406,000	2,719,693

Sinotrans Ltd.	7,649,000	6,069,520

Sunny Optical Technology Group Co., Ltd.	2,657,000	4,299,611

Tencent Holdings Ltd.	1,449,800	23,301,581

Tianhe Chemicals Group Ltd.(a)(b)	1,586,000	278,896

Vipshop Holdings Ltd., ADS(a)	35,211	8,073,530

Zhuzhou CSR Times Electric Co., Ltd., Class H(c)	1,180,500	5,250,117

Total		206,023,887

Hong Kong 10.1%

AIA Group Ltd.	4,137,600	23,089,565

Cheung Kong Holdings Ltd.	825,000	14,645,628

Hong Kong Exchanges and Clearing Ltd.	415,200	9,202,714

Hutchison Whampoa Ltd.	894,000	11,336,422

Li & Fung Ltd.	4,766,000	5,808,508

Orient Overseas International Ltd.	513,000	2,922,695

PCCW Ltd.	7,546,000	4,797,119

Samsonite International SA	2,556,600	8,494,879

Sands China Ltd.	1,210,800	7,551,894

Wharf Holdings Ltd. (The)	460,900	3,408,873

Total		91,258,297

India 9.6%

Bajaj Electricals Ltd.	346,729	1,600,646

HCL Technologies Ltd.	209,241	5,488,039

HDFC Bank Ltd.	751,010	11,180,984

ICICI Bank Ltd.	262,598	6,974,384

ICICI Bank Ltd., ADR	108,807	6,132,362

Infosys Ltd., ADR	117,703	7,869,623

ITC Ltd.	1,051,702	6,081,339

Larsen & Toubro Ltd.	239,034	6,442,307

Mahindra & Mahindra Ltd.	305,748	6,501,281

Motherson Sumi Systems Ltd.	910,150	6,232,167

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Oil & Natural Gas Corp., Ltd.	1,129,772	7,393,879

Sun Pharmaceutical Industries Ltd.	560,304	7,711,442

Tata Consultancy Services Ltd.	64,768	2,750,899

Ultratech Cement Ltd.	108,158	4,487,256

Total		86,846,608

Indonesia 3.1%

PT Bank Mandiri Persero Tbk	8,670,516	7,446,706

PT Bank Rakyat Indonesia Persero Tbk	8,175,200	7,491,722

PT Matahari Department Store Tbk	3,632,000	4,397,527

PT Surya Citra Media Tbk	14,100,962	3,947,132

PT Telekomunikasi Tbk	21,165,600	4,820,413

Total		28,103,500

Malaysia 2.1%

IHH Healthcare Bhd	2,828,200	4,256,165

IJM Corp., BHD	3,116,100	6,555,723

Telekom Malaysia Bhd	1,798,600	3,937,043

Tenaga Nasional Bhd	1,066,000	4,330,905

Total		19,079,836

Philippines 2.9%

Alliance Global Group, Inc.	7,641,700	4,306,767

Asia United Bank(a)	126,140	205,197

Ayala Corp.	315,582	4,850,435

GT Capital Holdings, Inc.	215,265	4,846,585

Metropolitan Bank & Trust Co.	2,802,892	5,153,141

Universal Robina Corp.	1,512,710	6,265,964

Total		25,628,089

Singapore 2.7%

CapitaCommercial Trust	2,955,000	3,842,310

DBS Group Holdings Ltd.	909,000	13,076,347

Oversea-Chinese Banking Corp., Ltd.	958,515	7,383,547

Total		24,302,204

South Korea 10.1%

Halla Climate Control Corp.	124,256	5,537,435

Hana Financial Group, Inc.	209,472	7,253,986

Hyundai Development Co.	127,818	4,820,428

Hyundai Motor Co.	48,766	7,738,268

Korea Electric Power Corp.	241,325	10,593,156

LG Chem Ltd.	12,217	2,289,649

NAVER Corp.	6,276	4,441,037

POSCO	20,594	5,948,311

Samsung Electronics Co., Ltd.	12,790	14,914,962

Samsung SDS Co., Ltd.(a)	2,157	383,474

Common Stocks (continued)
Issuer	Shares	Value ($)

SK Hynix, Inc.(a)	258,302	11,518,795

SK Telecom Co., Ltd.	34,003	8,521,116

Wonik IPS Co., Ltd.(a)	574,772	7,263,971

Total		91,224,588

Taiwan 11.3%

Advanced Semiconductor Engineering, Inc.	4,316,000	5,206,625

CTBC Financial Holding Co., Ltd.	9,891,909	6,937,006

Delta Electronics, Inc.	833,000	4,997,331

E.Sun Financial Holding Co., Ltd.	11,742,714	7,437,644

Far EasTone Telecommunications Co., Ltd.	1,277,000	2,826,095

Hon Hai Precision Industry Co., Ltd.	3,432,320	10,863,292

Huaku Development Co., Ltd.	1,050,000	1,725,074

Makalot Industrial Co., Ltd.	580,181	3,035,506

MediaTek, Inc.	713,000	10,183,750

Pegatron Corp.	3,927,000	7,156,938

President Chain Store Corp.	716,000	5,363,708

Taiwan Semiconductor Manufacturing Co., Ltd.	2,022,000	8,765,112

Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,220,763	26,881,201

Total		101,379,282

Thailand 2.2%

Kasikornbank PCL, Foreign Registered Shares, NVDR	1,063,548	7,705,386

Siam Commercial Bank PCL (The), Foreign Registered Shares	1,090,500	5,946,533

Supalai Public Co., Ltd.	6,155,500	4,872,339

Thai Union Frozen Products PCL, Foreign Registered Shares	529,200	1,210,409

Total		19,734,667

Total Common Stocks
(Cost: $744,347,904)		873,504,158

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(d)(e)	23,713,013	23,713,013

Total Money Market Funds
(Cost: $23,713,013)		23,713,013

Total Investments
(Cost: $768,060,917)		897,217,171

Other Assets & Liabilities, Net		3,432,274

Net Assets		900,649,445

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2014

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $278,896 or 0.03% of net assets.

(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2014, the value of these securities amounted to $5,250,117, which represents 0.58% of net assets.

(d)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,880,606	294,531,101	(286,698,694)	23,713,013	16,116	23,713,013

Abbreviation Legend

ADR	American Depositary Receipt
ADS	American Depositary Share
NVDR	Non-voting Depository Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Asia Pacific ex-Japan Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	8,073,530	71,709,578	—	79,783,108

Consumer Staples	—	27,810,669	—	27,810,669

Energy	—	33,201,655	—	33,201,655

Financials	6,132,363	313,153,171	—	319,285,534

Health Care	—	41,649,080	—	41,649,080

Industrials	—	51,320,909	5,250,117	56,571,026

Information Technology	50,712,492	129,536,316	—	180,248,808

Materials	—	50,718,795	—	50,718,795

Telecommunication Services	—	55,241,992	—	55,241,992

Utilities	—	28,993,491	—	28,993,491

Total Equity Securities	64,918,385	803,335,656	5,250,117	873,504,158

Mutual Funds

Money Market Funds	23,713,013	—	—	23,713,013

Total Mutual Funds	23,713,013	—	—	23,713,013

Total	88,631,398	803,335,656	5,250,117	897,217,171

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels 1 and 2 during the period.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, models utilized by the third party statistical pricing service, and the position of the security within the respective company’s capital structure.

Financial Assets were transferred from Level 2 to Level 3 due to a lack of current market prices. As a result, as of period end, management determined to fair value the security under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers In		Transfers Out
Level 2 ($)	Level 3 ($)	Level 2 ($)	Level 3 ($)
—	6,385,599	6,385,599	—

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $744,347,904)	$873,504,158

Affiliated issuers (identified cost $23,713,013)	23,713,013

Total investments (identified cost $768,060,917)	897,217,171

Foreign currency (identified cost $5,701,411)	5,698,586

Receivable for:

Investments sold	4,137,922

Capital shares sold	1,824,282

Dividends	54,506

Reclaims	30,773

Prepaid expenses	4,389

Total assets	908,967,629

Liabilities

Payable for:

Investments purchased	7,277,656

Capital shares purchased	179,853

Foreign capital gains taxes deferred	493,881

Investment management fees	18,741

Distribution and/or service fees	17

Transfer agent fees	240,082

Administration fees	1,901

Compensation of board members	25,457

Other expenses	80,596

Total liabilities	8,318,184

Net assets applicable to outstanding capital stock	$900,649,445

Represented by

Paid-in capital	$796,259,734

Undistributed net investment income	9,593,529

Accumulated net realized loss	(33,863,259)

Unrealized appreciation (depreciation) on:

Investments	129,156,254

Foreign currency translations	(2,932)

Foreign capital gains tax	(493,881)

Total — representing net assets applicable to outstanding capital stock	$900,649,445

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Asia Pacific ex-Japan Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$537,769

Shares outstanding	36,892

Net asset value per share	$14.58

Maximum offering price per share(a)	$15.47

Class C

Net assets	$311,334

Shares outstanding	21,671

Net asset value per share	$14.37

Class I

Net assets	$2,752

Shares outstanding	188

Net asset value per share(b)	$14.66

Class R

Net assets	$351,638

Shares outstanding	24,318

Net asset value per share	$14.46

Class R5

Net assets	$899,109,605

Shares outstanding	61,325,708

Net asset value per share	$14.66

Class Z

Net assets	$336,347

Shares outstanding	23,011

Net asset value per share	$14.62

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$19,195,357

Dividends — affiliated issuers	16,116

Interest	46

Foreign taxes withheld	(1,205,124)

Total income	18,006,395

Expenses:

Investment management fees	5,197,521

Distribution and/or service fees

Class A	2,054

Class C	2,499

Class R	1,569

Transfer agent fees

Class A	1,477

Class C	490

Class R	605

Class R5	333,234

Class Z	604

Administration fees	526,126

Compensation of board members	20,427

Custodian fees	210,420

Printing and postage fees	21,003

Registration fees	69,912

Professional fees	62,768

Line of credit interest expense	2,475

Other	19,352

Total expenses	6,472,536

Net investment income	11,533,859

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	9,023,730

Foreign currency translations	(202,204)

Net realized gain	8,821,526

Net change in unrealized appreciation (depreciation) on:

Investments	32,328,388

Foreign currency translations	(36,808)

Foreign capital gains tax	(493,881)

Net change in unrealized appreciation	31,797,699

Net realized and unrealized gain	40,619,225

Net increase in net assets resulting from operations	$52,153,084

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations

Net investment income	$11,533,859	$7,360,775

Net realized gain	8,821,526	3,515,033

Net change in unrealized appreciation	31,797,699	51,734,423

Net increase in net assets resulting from operations	52,153,084	62,610,231

Distributions to shareholders

Net investment income

Class A	(5,071)	(31,212)

Class C	(384)	(1,255)

Class I	(34)	(49)

Class R	(2,373)	(3,383)

Class R5	(8,510,619)	(7,659,211)

Class Z	(3,205)	(4,942)

Total distributions to shareholders	(8,521,686)	(7,700,052)

Increase in net assets from capital stock activity	219,505,386	191,681,601

Total increase in net assets	263,136,784	246,591,780

Net assets at beginning of year	637,512,661	390,920,881

Net assets at end of year	$900,649,445	$637,512,661

Undistributed net investment income	$9,593,529	$6,881,742

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	137,687	1,984,196	107,438	1,372,619

Distributions reinvested	382	5,047	2,405	31,166

Redemptions	(146,177)	(2,142,438)	(101,446)	(1,342,259)

Net increase (decrease)	(8,108)	(153,195)	8,397	61,526

Class C shares

Subscriptions	6,114	86,663	14,828	187,027

Distributions reinvested	29	380	95	1,222

Redemptions	(773)	(10,386)	(4,359)	(56,344)

Net increase	5,370	76,657	10,564	131,905

Class R shares

Subscriptions	7,395	104,375	15,253	196,857

Distributions reinvested	179	2,356	259	3,342

Redemptions	(8,285)	(111,459)	(4,782)	(61,159)

Net increase (decrease)	(711)	(4,728)	10,730	139,040

Class R5 shares

Subscriptions	31,732,684	441,114,659	22,234,560	290,088,371

Distributions reinvested	29,761	394,333	38,431	499,219

Redemptions	(16,516,562)	(221,956,792)	(7,681,899)	(99,250,209)

Net increase	15,245,883	219,552,200	14,591,092	191,337,381

Class Z shares

Subscriptions	12,684	186,675	1,390	17,686

Distributions reinvested	240	3,176	377	4,896

Redemptions	(10,527)	(155,399)	(821)	(10,833)

Net increase	2,397	34,452	946	11,749

Total net increase	15,244,831	219,505,386	14,621,729	191,681,601

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Asia Pacific ex-Japan Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.73		$12.35		$12.49		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.27		0.08		0.15		0.15		(0.01)

Net realized and unrealized gain (loss)	0.70		1.54		0.41		(1.36)		0.48

Total from investment operations	0.97		1.62		0.56		(1.21)		0.47

Less distributions to shareholders:

Net investment income	(0.12)		(0.24)		(0.14)		(0.07)		—

Net realized gains	—		—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.12)		(0.24)		(0.70)		(0.09)		—

Net asset value, end of period	$14.58		$13.73		$12.35		$12.49		$13.79

Total return	7.18%		13.26%		5.23%		(8.82%)		3.53%

Ratios to average net assets(b)

Total gross expenses	1.34	%(c)	1.37	%(c)	1.42	%(c)	1.45	%(c)	1.50	%(d)

Total net expenses(e)	1.34	%(c)	1.37	%(c)	1.42	%(c)	1.45	%(c)(f)	1.50	%(d)

Net investment income (loss)	1.88%		0.60%		1.25%		1.12%		(0.95	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$538		$618		$452		$642		$78

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.52		$12.20		$12.38		$13.78		$13.32

Income from investment operations:

Net investment income (loss)	0.09		0.04		0.03		0.06		(0.02)

Net realized and unrealized gain (loss)	0.78		1.46		0.42		(1.38)		0.48

Total from investment operations	0.87		1.50		0.45		(1.32)		0.46

Less distributions to shareholders:

Net investment income	(0.02)		(0.18)		(0.07)		(0.06)		—

Net realized gains	—		—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.02)		(0.18)		(0.63)		(0.08)		—

Net asset value, end of period	$14.37		$13.52		$12.20		$12.38		$13.78

Total return	6.48%		12.33%		4.33%		(9.62%)		3.45%

Ratios to average net assets(b)

Total gross expenses	2.11	%(c)	2.13	%(c)	2.16	%(c)	2.19	%(c)	2.22	%(d)

Total net expenses(e)	2.11	%(c)	2.13	%(c)	2.16	%(c)	2.19	%(c)(f)	2.22	%(d)

Net investment income (loss)	0.67%		0.31%		0.25%		0.44%		(1.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$311		$220		$70		$45		$3

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.80		$12.38		$12.54		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.26		0.19		0.20		0.18		(0.01)

Net realized and unrealized gain (loss)	0.78		1.49		0.38		(1.33)		0.48

Total from investment operations	1.04		1.68		0.58		(1.15)		0.47

Less distributions to shareholders:

Net investment income	(0.18)		(0.26)		(0.18)		(0.08)		—

Net realized gains	—		—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.18)		(0.26)		(0.74)		(0.10)		—

Net asset value, end of period	$14.66		$13.80		$12.38		$12.54		$13.79

Total return	7.69%		13.73%		5.48%		(8.40%)		3.53%

Ratios to average net assets(b)

Total gross expenses	0.87	%(c)	0.94	%(c)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Total net expenses(e)	0.87	%(c)	0.94	%(c)	0.97	%(c)	0.99	%(c)	1.08	%(d)

Net investment income (loss)	1.89%		1.49%		1.70%		1.31%		(0.78	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$2		$2		$3

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.62		$12.27		$12.46		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.15		0.13		0.13		0.16		(0.02)

Net realized and unrealized gain (loss)	0.78		1.44		0.37		(1.41)		0.49

Total from investment operations	0.93		1.57		0.50		(1.25)		0.47

Less distributions to shareholders:

Net investment income	(0.09)		(0.22)		(0.13)		(0.06)		—

Net realized gains	—		—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.09)		(0.22)		(0.69)		(0.08)		—

Net asset value, end of period	$14.46		$13.62		$12.27		$12.46		$13.79

Total return	6.89%		12.92%		4.78%		(9.15%)		3.53%

Ratios to average net assets(b)

Total gross expenses	1.61	%(c)	1.63	%(c)	1.63	%(c)	1.70	%(c)	1.73	%(d)

Total net expenses(e)	1.61	%(c)	1.63	%(c)	1.63	%(c)	1.68	%(c)(f)	1.73	%(d)

Net investment income (loss)	1.05%		1.01%		1.08%		1.26%		(1.43	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$352		$341		$175		$32		$3

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$13.80		$12.38		$12.54		$13.79		$11.42

Income from investment operations:

Net investment income	0.24		0.20		0.21		0.18		0.13

Net realized and unrealized gain (loss)	0.79		1.48		0.37		(1.33)		2.27

Total from investment operations	1.03		1.68		0.58		(1.15)		2.40

Less distributions to shareholders:

Net investment income	(0.17)		(0.26)		(0.18)		(0.08)		(0.02)

Net realized gains	—		—		(0.56)		(0.02)		(0.01)

Total distributions to shareholders	(0.17)		(0.26)		(0.74)		(0.10)		(0.03)

Net asset value, end of period	$14.66		$13.80		$12.38		$12.54		$13.79

Total return	7.63%		13.66%		5.44%		(8.42%)		21.06%

Ratios to average net assets(a)

Total gross expenses	0.97	%(b)	0.98	%(b)	1.01	%(b)	0.98	%(b)	1.09%

Total net expenses(c)	0.97	%(b)	0.98	%(b)	1.01	%(b)	0.98	%(b)	1.09%

Net investment income	1.73%		1.51%		1.76%		1.31%		1.09%

Supplemental data

Net assets, end of period (in thousands)	$899,110		$636,047		$389,978		$504,370		$512,721

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.76		$12.36		$12.51		$13.79		$13.32

Income from investment operations:

Net investment income (loss)	0.24		0.17		0.17		0.19		(0.01)

Net realized and unrealized gain (loss)	0.78		1.48		0.40		(1.37)		0.48

Total from investment operations	1.02		1.65		0.57		(1.18)		0.47

Less distributions to shareholders:

Net investment income	(0.16)		(0.25)		(0.16)		(0.08)		—

Net realized gains	—		—		(0.56)		(0.02)		—

Total distributions to shareholders	(0.16)		(0.25)		(0.72)		(0.10)		—

Net asset value, end of period	$14.62		$13.76		$12.36		$12.51		$13.79

Total return	7.50%		13.45%		5.33%		(8.63%)		3.53%

Ratios to average net assets(b)

Total gross expenses	1.11	%(c)	1.13	%(c)	1.15	%(c)	1.24	%(c)	1.23	%(d)

Total net expenses(e)	1.11	%(c)	1.13	%(c)	1.15	%(c)	1.24	%(c)(f)	1.23	%(d)

Net investment income (loss)	1.71%		1.32%		1.41%		1.35%		(0.93	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$336		$284		$243		$97		$3

Portfolio turnover	39%		34%		50%		63%		21%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Asia Pacific ex-Japan Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of

22	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are

Annual Report 2014	23

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.78% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $2,169.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer

24	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class C	0.20
Class R	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,000 for Class C shares. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $735 for Class A shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.73%	1.72%
Class C	2.48	2.47
Class I	1.36	1.35
Class R	1.98	1.97
Class R5	1.41	1.40
Class Z	1.48	1.47

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign capital gains tax, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the

Annual Report 2014	25

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(300,386)
Accumulated net realized loss	300,386

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014 ($)	Year Ended October 31, 2013 ($)
Ordinary income	8,521,686	7,700,052

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,681,051
Capital loss carryforwards	(32,457,477)
Net unrealized appreciation	127,688,266

At October 31, 2014, the cost of investments for federal income tax purposes was $769,528,905 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$140,564,358
Unrealized depreciation	(12,876,092)
Net unrealized appreciation	$127,688,266

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	25,807,474
No expiration — long-term	6,650,003
Total	32,457,477

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended October 31, 2014, $9,246,481 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $470,485,940 and $254,169,235, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 98.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the

26	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

For the year ended October 31, 2014, the average daily loan balance outstanding on days when borrowing existed was $5,140,000 at a weighted average interest rate of 1.16%. Interest expense incurred by the Fund is recorded as line of credit interest expense in the Statement of Operations.

Note 9. Significant Risks

Asia Pacific Region Risk

Because the Fund concentrates its investments in the Asia Pacific region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asia Pacific region. Many of the countries in the Asia Pacific region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asia Pacific region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asia Pacific region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asia Pacific region are more volatile than the U.S. dollar and some countries in the Asia Pacific region have restricted the flow of money in and out of the country. If securities of companies in the Asia Pacific region fall out of favor, it may cause the Fund to underperform those funds that do not concentrate in this particular region of the world.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

Annual Report 2014	27

Columbia Asia Pacific ex-Japan Fund

Notes to Financial Statements (continued)

October 31, 2014

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Asia Pacific ex-Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asia Pacific ex-Japan Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	29

Columbia Asia Pacific ex-Japan Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	97.02%
Dividends Received Deduction	0.16%
Foreign Taxes Paid	$1,346,141
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$19,311,913
Foreign Source Income Per Share	$0.31

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

30	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	31

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

32	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	33

Columbia Asia Pacific ex-Japan Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

34	Annual Report 2014

Columbia Asia Pacific ex-Japan Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	35

Columbia Asia Pacific ex-Japan Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN119_10_D01_(12/14)

Annual Report October 31, 2014

Columbia Emerging Markets Bond Fund

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MarketTrack

Not part of the shareholder report

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Emerging Markets Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Emerging Markets Bond Fund

Performance Overview

Performance Summary

>	Columbia Emerging Markets Bond Fund (the Fund) Class A shares returned 3.84% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global, which returned 7.20% for the same period.

>

Duration positioning and local currency exposure were the main detractors from the Fund’s relative results, more than offsetting the positive contributions made by country positioning and local rates exposure.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	Life
Class A	02/16/06
Excluding sales charges		3.84	8.17	7.65
Including sales charges		-1.11	7.12	7.05
Class B	02/16/06
Excluding sales charges		3.07	7.36	6.84
Including sales charges		-1.84	7.06	6.84
Class C	02/16/06
Excluding sales charges		3.08	7.39	6.85
Including sales charges		2.10	7.39	6.85
Class I	02/16/06	4.45	8.69	8.13
Class K	02/16/06	4.05	8.33	7.86
Class R*	11/16/11	3.57	7.97	7.46
Class R4*	03/19/13	4.09	8.26	7.70
Class R5*	11/08/12	4.31	8.36	7.76
Class W*	12/01/06	3.93	8.16	7.63
Class Y*	11/08/12	4.46	8.40	7.78
Class Z*	09/27/10	4.10	8.43	7.80
J.P. Morgan Emerging Markets Bond Index-Global		7.20	8.27	7.73

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The J.P. Morgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	3

Columbia Emerging Markets Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 16, 2006 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Emerging Markets Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2014

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance

At October 31, 2014, approximately 45% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended October 31, 2014, the Fund’s Class A shares returned 3.84% excluding sales charges. The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index-Global, which returned 7.20% for the same time period. Duration positioning and local currency exposure were the main detractors from the Fund’s relative results, more than offsetting the positive contributions made by country positioning and local rates exposure.

Disappointing Economic Growth and Country-Specific Risk Became Central Focus

The global economy remained stuck in a lower gear than what we expected coming into the annual period, and the International Monetary Fund (IMF) continued to revise its 2014 growth forecasts downward. European Union and Japanese economic growth were the primary developed market weak spots, while Brazil and Russia were among the major emerging market countries with disappointing growth rates. Increasingly, the U.S. economy appeared to be the main engine of global growth, as Europe slowed and Japan got bogged down in fiscal adjustment. Chinese growth data was mixed. Together, this scenario generated momentum for a strong U.S. dollar and soft commodity prices.

Virtually all emerging market economies were buffeted during the annual period by softer global economic growth, weaker commodity prices and a strong U.S. dollar, but to differing degrees. Equally important in determining their performance were different stages in their business cycles, key regional trade partners and their readiness to undertake structural reform and generate an effective supply-side response.

Country-specific emerging market risk also took investor attention during the annual period. These issues included Ukraine’s conflict with Russia, Argentina’s default in September 2014, Venezuela’s intensifying currency and payments crisis, and Brazil’s slow economic growth and doubt about whether the nation will keep its investment grade rating in the midst of deteriorating fiscal results.

Duration Positioning and Local Currency Exposure Hampered Returns

The Fund’s duration positioning detracted from its results. The Fund had a shorter U.S. duration than its benchmark, which hurt as U.S. Treasury yields declined during the annual period.

Exposure to local emerging market currencies also detracted, as several emerging market currencies depreciated overall against the U.S. dollar. Fund positions in bonds denominated in the Mexican peso, Uruguayan peso, Russian ruble, Indonesian rupiah and Brazilian real especially hurt.

Generally speaking, any investments outside of the benchmark detracted from the Fund’s performance during the annual period for two key reasons. First, emerging

Portfolio Management

James Carlen, CFA

Henry Stipp, PhD

Quality Breakdown (%) (at October 31, 2014)
AA rating	0.6
A rating	6.1
BBB rating	54.8
BB rating	17.5
B rating	13.5
CCC rating	7.5
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Country Breakdown (%) (at October 31, 2014)
Argentina	1.0
Brazil	6.9
Chile	0.7
Colombia	4.7
Croatia	1.2
Dominican Republic	5.4
El Salvador	0.6
Georgia	1.1
Ghana	0.6
Guatemala	2.4
Hungary	4.0

Annual Report 2014	5

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at October 31, 2014) (continued)
Indonesia	11.9
Ireland	0.3
Ivory Coast	0.5
Kazakhstan	3.0
Macedonia	0.3
Mexico	9.2
Morocco	0.5
Netherlands	0.4
Panama	1.1
Paraguay	0.5
Peru	3.3
Philippines	1.2
Republic of Namibia	0.8
Republic of the Congo	0.3
Romania	1.3
Russian Federation	7.4
Senegal	0.1
Serbia	0.4
South Africa	0.5
South Korea	0.6
Supra-National	0.2
Trinidad and Tobago	1.9
Turkey	7.8
Ukraine	1.0
United Arab Emirates	0.1
United Kingdom	0.7
United States(a)	4.0
Uruguay	3.9
Venezuela	6.6
Zambia	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the Fund, market currencies were impacted by the premium put on liquidity and on concerns about the potential impact of less abundant liquidity. Second, lower U.S. Treasury rates led to better performance by lower beta, or comparatively less risky, credits, which did not have a large carry-over impact on some of the Fund’s favored local instrument and agency debt.

Country Positioning and Local Rates Exposure Aided Fund Performance

Country positioning overall boosted the Fund’s performance relative to its benchmark during the annual period. Overweight positions in the U.S. dollar-denominated sovereign bonds of the Dominican Republic, Guatemala and Indonesia contributed positively to the Fund’s results. Overweight exposures to the local interest rates of Mexico, Colombia and Indonesia added value as well.

Relative Valuation and Fundamental Analysis Drove Portfolio Changes

During the annual period, we reduced the Fund’s exposure to local currency bonds to reflect our view that fewer currencies had strong enough fundamentals to outperform the U.S. dollar. Exposures to some local interest rates were also reduced on the view that higher U.S. Treasury rates would be exaggerated in these local rates.

At the end of the annual period, the Fund remained invested primarily in the U.S. dollar, allocating to local currency bonds selectively and opportunistically. On October 31, 2014, the Fund had approximately 18% of its total net assets invested in local currency bonds, about two-thirds in Latin America and the rest diversified among emerging Asia and EMEA (Europe, the Middle East and Africa) markets. In our view, these markets represent countries with a mix of strong fundamentals, attractive real rates and/or attractive currency valuations that have solid return potential despite the prospect of a generally strong U.S. dollar in 2015. We favored emerging market agency securities over sovereign bonds given our view that the higher yields of agency securities at the end of the annual period were attractive and the credit risk was comparable.

Regionally, the Fund was modestly overweight Latin America, rather neutrally weighted to EMEA and underweight Asia relative to the benchmark at the end of the annual period. The Fund maintained a duration shorter than the benchmark.

Looking Ahead

In our current view, the U.S. Federal Reserve’s (Fed) ongoing effort to normalize U.S. monetary policy will likely result in interest rate hikes mid-2015, which could be a significant headwind for fixed-income sectors broadly going forward. Quantitative easing measures taken by the European Central Bank (ECB) and the Bank of Japan may be a partial liquidity offset.

On the positive side, we currently expect global economic growth, led by strong U.S. growth, to pick up and spread to other regions, which we believe should be supportive for modestly better emerging market exports. We believe that the ECB may undertake steps to support better growth in Europe, aided in part by rising European Union consensus about unacceptably softer regional growth. In turn, we believe commodity prices may well improve modestly on signs of better growth. Rising U.S. rates will likely support a stronger U.S. dollar, but we do not expect this to impact emerging market currencies and local rates equally. Thus, we

6	Annual Report 2014

Columbia Emerging Markets Bond Fund

Manager Discussion of Fund Performance (continued)

continue to see value in the Fund’s local currency and local rates positions, supported by reform policy upside potential, solid valuations and attractive real interest rates.

We believe the key supports for a positive emerging market investment environment going forward are better emerging market economic growth, differentiated country policies and reforms, and making sense of idiosyncratic risks. Emerging market countries are positioned differently to either benefit from or weather soft commodity prices compared to the scenario of recent years. Far more important for the market, in our view, will be the perception of the ability of these emerging market country governments to react effectively to a less supportive external environment, to implement balanced macroeconomic policies and to attract domestic and foreign investment through structural reform efforts.

Perhaps most key is the fact that emerging market country risk became less uniform and more country specific during the annual period. We believe our patient approach to emerging market bond investing, our ability to access our favored country stories in a variety of different sectors and currencies, and our focus on long-term value and the relative strength of country policies and fundamentals may serve our investors well as we seek to sift through the country winners and losers in the months ahead.

negatively affecting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield/junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. As a non-diversified fund, fewer investments may have a greater affect on performance. Market or other environments (e.g., interest rate or credit) may adversely affect the liquidity of fund investments. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity and other factors can lead to increased fund redemptions and negatively affect fund performance and NAV. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	7

Columbia Emerging Markets Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.20	1,019.36	5.91	5.90	1.16
Class B	1,000.00	1,000.00	1,018.30	1,015.58	9.72	9.70	1.91
Class C	1,000.00	1,000.00	1,018.30	1,015.58	9.72	9.70	1.91
Class I	1,000.00	1,000.00	1,024.70	1,021.88	3.37	3.36	0.66
Class K	1,000.00	1,000.00	1,022.20	1,020.37	4.89	4.89	0.96
Class R	1,000.00	1,000.00	1,019.90	1,018.10	7.18	7.17	1.41
Class R4	1,000.00	1,000.00	1,022.40	1,020.62	4.64	4.63	0.91
Class R5	1,000.00	1,000.00	1,023.50	1,021.68	3.57	3.57	0.70
Class W	1,000.00	1,000.00	1,022.10	1,019.41	5.86	5.85	1.15
Class Y	1,000.00	1,000.00	1,024.70	1,021.88	3.37	3.36	0.66
Class Z	1,000.00	1,000.00	1,022.50	1,020.62	4.64	4.63	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2014

Columbia Emerging Markets Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes(a) 13.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 2.4%
Companhia de Eletricidade do Estad
04/27/16	11.750%	BRL	6,000,000	2,372,977

Cosan Luxembourg SA(b)
03/14/18	9.500%	BRL	6,000,000	2,176,267
03/14/23	5.000%		1,309,000	1,254,676

Samarco Mineracao SA(b) Senior Unsecured
11/01/22	4.125%		6,694,000	6,380,252
10/24/23	5.750%		2,200,000	2,282,500

Vale SA Senior Unsecured
09/11/42	5.625%		1,918,000	1,895,368

Total				16,362,040

Chile 0.7%
ENTEL Chile SA Senior Unsecured(b)
08/01/26	4.750%		1,900,000	1,924,054

Inversiones CMPC SA(b)
09/15/24	4.750%		3,000,000	3,011,978

Total				4,936,032

Colombia 0.3%
Grupo Aval Ltd.(b)
09/26/22	4.750%		1,751,000	1,749,599

Guatemala 1.5%
Agromercantil Senior Trust(b)
04/10/19	6.250%		1,943,000	2,013,920

Comcel Trust(b)
02/06/24	6.875%		5,300,000	5,671,000

Industrial Senior Trust(b)
11/01/22	5.500%		2,877,000	2,855,422

Total				10,540,342

Kazakhstan 0.9%
Zhaikmunai LLP
11/13/19	7.125%		2,546,000	2,647,840

Zhaikmunai LLP(b)
11/13/19	7.125%		3,285,000	3,416,400

Total				6,064,240

Mexico 2.0%
America Movil SAB de CV Senior Unsecured
12/05/22	6.450%	MXN	30,000,000	2,202,793

Cemex SAB de CV Senior Secured
01/15/21	7.250%		1,835,000	1,979,506

Corporate Bonds & Notes(a) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(b)
12/15/35	5.950%	MXN	41,602,424	3,112,555

Grupo Televisa SAB Senior Unsecured
05/14/43	7.250%	MXN	59,800,000	3,785,968

Mexichem SAB de CV(b)
09/19/42	6.750%		1,000,000	1,095,000
09/17/44	5.875%		1,900,000	1,900,000

Total				14,075,822

Panama 0.5%
Panama Canal Railway Co. Senior Secured
11/01/26	7.000%		3,621,726	3,585,509

Peru 1.2%
Banco de Credito del Peru Subordinated Notes(b)(c)(d)
10/15/22	7.170%	PEN	6,000,000	2,093,739

Corp. Azucarera del Peru SA(b)
08/02/22	6.375%		4,507,000	4,326,720

Union Andina de Cementos SAA Senior Unsecured(b)
10/30/21	5.875%		2,100,000	2,131,920

Total				8,552,379

Russian Federation 2.1%
EDC Finance Ltd.(b)
04/17/20	4.875%		2,400,000	2,172,000

Metalloinvest Finance Ltd.(b)
07/21/16	6.500%		2,000,000	2,010,000

Sibur Securities Ltd.(b)
01/31/18	3.914%		6,450,000	5,993,147

VimpelCom Holdings BV(b)
02/13/18	9.000%	RUB	95,300,000	2,037,919
03/01/22	7.504%		2,500,000	2,493,750

Total				14,706,816

Ukraine 0.9%
MHP SA(b)
04/02/20	8.250%		7,604,000	6,577,460

United Kingdom 0.7%
Tullow Oil PLC(b)
04/15/22	6.250%		5,100,000	4,743,000

United States 0.2%
Kosmos Energy Ltd. Senior Secured(b)
08/01/21	7.875%		1,776,000	1,633,920

Total Corporate Bonds & Notes
(Cost: $99,533,344)				93,527,159

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Inflation-Indexed Bonds(a) 4.4%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Brazil 1.2%
Brazil Notas do Tesouro Nacional
08/15/22	6.000%	BRL	1,301,261	5,356,890
Series B
05/15/35	6.000%	BRL	788,786	3,269,899

Total				8,626,789

Uruguay 3.2%
Uruguay Government International Bond
04/05/27	4.250%	UYU	203,212,703	9,024,299
Senior Unsecured
09/14/18	5.000%	UYU	223,727,055	9,861,041
12/15/28	4.375%	UYU	75,529,926	3,416,820

Total				22,302,160

Total Inflation-Indexed Bonds
(Cost: $34,172,636)				30,928,949

Foreign Government Obligations(a)(e) 77.3%
Argentina 1.1%
Argentina Bonar Bonds
04/17/17	7.000%		4,490,495	3,985,314

Provincia de Buenos Aires Senior Unsecured(b)
01/26/21	10.875%		1,802,000	1,639,820

Provincia de Cordoba Senior Unsecured(b)
08/17/17	12.375%		1,874,000	1,724,080

Total				7,349,214

Brazil 3.2%
Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	8,351,000	3,342,426

Brazilian Government International Bond Senior Unsecured
01/07/25	4.250%		2,600,000	2,641,600

Centrais Eletricas Brasileiras SA Senior Unsecured(b)
10/27/21	5.750%		4,520,000	4,593,450

Cia de Saneamento Basico do Estado de Sao Paulo Senior Unsecured(b)
12/16/20	6.250%		500,000	510,000

Petrobras Global Finance BV
05/20/23	4.375%		2,315,000	2,206,882

Petrobras International Finance Co. SA
03/15/19	7.875%		1,699,000	1,948,294
01/20/20	5.750%		959,000	1,012,349
01/27/21	5.375%		3,283,000	3,356,138
01/20/40	6.875%		2,493,000	2,614,235

Total				22,225,374

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia 4.4%
Bogota Distrito Capital Senior Unsecured(b)
07/26/28	9.750%	COP	1,377,000,000	808,130

Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		6,328,000	7,570,422

Ecopetrol SA Senior Unsecured
01/16/25	4.125%		1,900,000	1,852,500
05/28/45	5.875%		2,800,000	2,877,000

Emgesa SA ESP Senior Unsecured
01/25/21	8.750%	COP	5,204,000,000	2,719,158

Empresa de Energia de Bogota SA ESP Senior Unsecured(b)
11/10/21	6.125%		543,000	588,922

Empresas Publicas de Medellin ESP(b) Senior Unsecured
02/01/21	8.375%	COP	23,490,000,000	12,158,858
09/10/24	7.625%	COP	3,939,000,000	1,916,948

Total				30,491,938

Croatia 1.2%
Croatia Government International Bond Senior Unsecured(b)
01/26/24	6.000%		7,917,000	8,560,256

Dominican Republic 5.4%
Banco de Reservas de La Republica Dominicana Subordinated Notes(b)
02/01/23	7.000%		6,488,000	6,552,880

Dominican Republic International Bond Senior Unsecured
02/10/23	14.500%	DOP	39,000,000	1,002,655

Dominican Republic International Bond(b) Senior Unsecured
05/06/21	7.500%		2,013,000	2,288,753
04/20/27	8.625%		7,020,000	8,652,150
04/30/44	7.450%		6,000,000	6,705,000

Dominican Republic International Bond(b)(d)
07/05/19	15.000%	DOP	189,000,000	4,927,402
01/08/21	14.000%	DOP	226,239,000	5,677,982

Dominican Republic International Bond(d)
02/22/19	12.000%	DOP	69,000,000	1,627,098

Total				37,433,920

El Salvador 0.6%
El Salvador Government International Bond(b)
01/18/27	6.375%		1,400,000	1,435,000
Senior Unsecured
04/10/32	8.250%		959,000	1,117,235
06/15/35	7.650%		1,736,000	1,892,240

Total				4,444,475

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Georgia 1.1%
Georgian Railway JSC Senior Unsecured(b)
07/11/22	7.750%		7,033,000	7,876,960

Ghana 0.6%
Republic of Ghana(b)
08/07/23	7.875%		2,500,000	2,516,250
01/18/26	8.125%		1,300,000	1,306,500

Total				3,822,750

Guatemala 0.8%
Guatemala Government Bond Senior Unsecured(b)
06/06/22	5.750%		5,232,000	5,742,120

Hungary 3.9%
Hungary Government International Bond Senior Unsecured
03/29/21	6.375%		1,302,000	1,479,398
11/22/23	5.750%		1,238,000	1,361,800
03/25/24	5.375%		7,556,000	8,056,585
03/29/41	7.625%		7,440,000	9,616,200

MFB Magyar Fejlesztesi Bank Zrt.(b)
10/21/20	6.250%		1,649,000	1,827,218

Magyar Export-Import Bank Zrt.(b)
02/12/18	5.500%		4,886,000	5,161,375

Total				27,502,576

Indonesia 11.8%
Indonesia Government International Bond(b) Senior Unsecured
05/05/21	4.875%		3,194,000	3,414,993
04/25/22	3.750%		3,967,000	3,947,165
01/15/24	5.875%		4,200,000	4,777,500
01/17/38	7.750%		3,548,000	4,670,055
01/17/42	5.250%		1,000,000	1,002,500

Indonesia Treasury Bond Senior Unsecured
07/15/17	10.000%	IDR	30,762,000,000	2,685,470
04/15/19	7.875%	IDR	56,000,000,000	4,638,478
09/15/19	11.500%	IDR	50,400,000,000	4,751,571
11/15/20	11.000%	IDR	9,000,000,000	848,383
06/15/21	12.800%	IDR	6,800,000,000	699,131
07/15/22	10.250%	IDR	13,210,000,000	1,222,392
05/15/27	7.000%	IDR	59,520,000,000	4,437,528
03/15/29	9.000%	IDR	53,989,000,000	4,692,241

Majapahit Holding BV(b)
08/07/19	8.000%		3,452,000	4,047,470
01/20/20	7.750%		2,657,000	3,095,042

PT Pertamina Persero Senior Unsecured
05/20/23	4.300%		500,000	486,250

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
PT Pertamina Persero(b)
05/23/21	5.250%		2,000,000	2,095,000
Senior Unsecured
05/03/22	4.875%		1,000,000	1,020,000
05/20/23	4.300%		3,000,000	2,917,500
05/27/41	6.500%		1,000,000	1,061,250
05/03/42	6.000%		3,000,000	3,000,000

PT Perusahaan Listrik Negara(b) Senior Unsecured
11/22/21	5.500%		18,103,000	19,246,915
10/24/42	5.250%		2,750,000	2,488,750

Pertamina Persero PT Senior Unsecured(b)
05/30/44	6.450%		755,000	804,075

Total				82,049,659

Ireland 0.3%
Vnesheconombank Via VEB Finance PLC Senior Unsecured(b)
11/21/23	5.942%		2,300,000	2,168,095

Ivory Coast 0.5%
Ivory Coast Government International Bond(b) Senior Unsecured
07/23/24	5.375%		1,200,000	1,149,000

Ivory Coast Government International Bond(c) Senior Unsecured
12/31/32	5.750%		2,100,000	2,026,920

Total				3,175,920

Kazakhstan 2.1%
KazMunayGas National Co. JSC(b) Senior Unsecured
07/02/18	9.125%		3,927,000	4,638,769
04/30/43	5.750%		8,600,000	8,245,250

KazMunayGas National Co. JSC(b)(f)
11/07/44	6.000%		1,450,000	1,430,149

Total				14,314,168

Macedonia 0.3%
Macedonia Government Bond(b)
07/24/21	3.975%	EUR	1,439,000	1,827,871

Mexico 7.1%
Comision Federal de Electricidad Senior Unsecured(b)
02/14/42	5.750%		3,200,000	3,384,000

Mexican Bonos
12/15/16	7.250%	MXN	44,113,500	3,503,958
12/14/17	7.750%	MXN	37,488,300	3,054,182
06/11/20	8.000%	MXN	67,630,000	5,689,332
06/10/21	6.500%	MXN	37,100,000	2,896,198
06/09/22	6.500%	MXN	55,219,200	4,305,078
06/03/27	7.500%	MXN	34,949,100	2,867,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Petroleos Mexicanos
11/24/21	7.650%	MXN	111,697,800	8,822,486
09/12/24	7.190%	MXN	17,180,000	1,292,750
06/02/41	6.500%		5,453,000	6,380,010
01/23/45	6.375%		6,300,000	7,230,455

Total				49,426,067

Morocco 0.5%
Morocco Government International Bond Senior Unsecured(b)
12/11/22	4.250%		3,522,000	3,566,025

Netherlands 0.4%
Petrobras Global Finance BV
03/17/24	6.250%		2,830,000	3,009,026

Panama 0.6%
Ena Norte Trust Pass-Through Certificates(b)
04/25/23	4.950%		2,199,384	2,259,867

Panama Government International Bond
07/25/22	5.625%		1,800,000	1,965,075

Total				4,224,942

Paraguay 0.5%
Republic of Paraguay(b)
08/11/44	6.100%		3,245,000	3,480,263

Peru 2.0%
Corporacion Financiera de Desarrollo SA(b) Senior Unsecured
02/08/22	4.750%		3,667,000	3,830,724

Corporacion Financiera de Desarrollo SA(b)(c)
Subordinated Notes
07/15/29	5.250%		2,757,000	2,827,304

Peru Enhanced Pass-Through Finance Ltd. Pass-Through Certificates(b)(g)
05/31/18	0.000%		2,187,843	2,051,021

Peruvian Government International Bond Senior Unsecured
08/12/26	8.200%	PEN	6,792,000	2,844,135

Peruvian Government International Bond(b)(f)
08/12/24	5.700%	PEN	7,000,000	2,386,179

Total				13,939,363

Philippines 1.1%
Philippine Government International Bond Senior Unsecured
01/15/21	4.950%	PHP	107,000,000	2,456,203
03/30/26	5.500%		1,500,000	1,751,250

Power Sector Assets & Liabilities Management Corp. Government Guaranteed(b)
12/02/24	7.390%		2,877,000	3,740,100

Total				7,947,553

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Republic of Namibia 0.8%
Namibia International Bonds Senior Unsecured(b)
11/03/21	5.500%	5,200,000	5,616,000

Republic of the Congo 0.3%
Republic of Congo Senior Unsecured(c)
06/30/29	3.500%	2,017,287	1,843,114

Romania 1.3%
Romanian Government International Bond(b) Senior Unsecured
02/07/22	6.750%	4,992,000	5,984,160
08/22/23	4.375%	2,866,000	2,984,222

Total			8,968,382

Russian Federation 5.2%
Gazprom Neft OAO Via GPN Capital SA Senior Unsecured(b)
09/19/22	4.375%	6,712,000	5,973,680

Gazprom OAO Via Gaz Capital SA(b) Senior Unsecured
01/23/21	5.999%	1,000,000	1,017,500
03/07/22	6.510%	5,155,000	5,380,531
08/16/37	7.288%	2,829,000	3,012,885

Russian Agricultural Bank OJSC Via RSHB Capital SA Senior Unsecured(b)
12/27/17	5.298%	2,336,000	2,274,680

Russian Foreign Bond — Eurobond(b) Senior Unsecured
04/29/20	5.000%	1,800,000	1,872,000
04/04/22	4.500%	4,200,000	4,163,250
04/04/42	5.625%	5,400,000	5,508,000

Russian Foreign Bond — Eurobond(b)(c) Senior Unsecured
03/31/30	7.500%	4,451,181	5,049,821

Sberbank of Russia Via SB Capital SA Subordinated Notes(b)
10/29/22	5.125%	2,201,000	1,976,894

Total			36,229,241

Senegal 0.1%
Senegal Government International Bond(b)
07/30/24	6.250%	888,000	879,120

Serbia 0.4%
Republic of Serbia(b)
12/03/18	5.875%	2,894,000	3,064,023

South Africa 0.5%
South Africa Government International Bond Senior Unsecured
01/17/24	4.665%	1,200,000	1,248,000

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Transnet SOC Ltd. Senior Unsecured(b)
07/26/22	4.000%		2,200,000	2,103,750

Total				3,351,750

South Korea 0.6%
Export-Import Bank of Korea(b)
02/15/15	5.000%	IDR	50,670,000,000	4,156,973

Supra-National 0.2%
African Export-Import Bank Senior Unsecured
07/27/16	5.750%		1,000,000	1,040,000

Trinidad and Tobago 1.9%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(b)
08/14/19	9.750%		10,364,000	12,955,000

Turkey 7.7%
Export Credit Bank of Turkey(b) Senior Unsecured
04/24/19	5.875%		9,217,000	9,816,197
09/23/21	5.000%		2,500,000	2,518,750

Turkey Government International Bond
02/17/45	6.625%		3,750,000	4,491,750
Senior Unsecured
03/30/21	5.625%		2,363,000	2,587,438
03/25/22	5.125%		2,250,000	2,391,750
09/26/22	6.250%		7,653,000	8,686,155
03/23/23	3.250%		2,000,000	1,867,500
02/05/25	7.375%		9,068,000	11,207,594
03/17/36	6.875%		5,544,000	6,708,240
05/30/40	6.750%		2,973,000	3,596,587

Total				53,871,961

Ukraine —%
Ukraine Government International Bond Senior Unsecured(b)
02/23/21	7.950%		355,000	312,400

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. Senior Unsecured(b)
05/06/24	3.875%		705,000	716,773

Uruguay 0.6%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		1,710,404	2,330,425
11/20/45	4.125%		2,396,949	2,092,537

Total				4,422,962

Foreign Government Obligations(a)(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venezuela 6.5%
Petroleos de Venezuela SA
04/12/17	5.250%	23,922,000	15,860,286
11/02/17	8.500%	689,800	522,454
11/17/21	9.000%	6,782,647	4,298,503
Senior Unsecured
10/28/15	5.000%	8,756,871	7,749,831

Venezuela Government International Bond Senior Unsecured
12/01/18	7.000%	1,376,000	915,040
10/13/19	7.750%	3,083,000	1,996,242
05/07/23	9.000%	17,109,900	10,993,111
10/13/24	8.250%	4,793,900	2,895,516

Total			45,230,983

Zambia 1.6%
Zambia Government International Bond Senior Unsecured
04/14/24	8.500%	450,000	514,125

Zambia Government International Bond(b)
09/20/22	5.375%	1,400,000	1,335,250
Senior Unsecured
04/14/24	8.500%	7,955,000	9,088,587

Total			10,937,962

Total Foreign Government Obligations
(Cost: $539,336,562)			538,175,179

Money Market Funds 3.8%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.092%(h)(i)		26,239,617	26,239,617

Total Money Market Funds
(Cost: $26,239,617)			26,239,617

Total Investments
(Cost: $699,282,159)			688,870,904

Other Assets & Liabilities, Net			7,760,770

Net Assets			696,631,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	11/20/2014	88,265,000 RUB	2,146,261 USD	103,405	—

Deutsche Bank	11/25/2014	42,250,000 BRL	16,677,917 USD	—	(263,281)

J.P. Morgan Securities, Inc.	12/03/2014	3,265,000 SGD	2,566,723 USD	25,675	—

UBS Securities	12/08/2014	26,236,000 EUR	32,874,495 USD	—	(11,929)

Total				129,080	(275,210)

Futures Contracts Outstanding at October 31, 2014

At October 31, 2014, cash totaling $1,108,500 was pledged as collateral to cover initial margin requirements on open futures contracts.

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 10YR NOTE	(632)	USD	(79,859,128)	12/2014	—	(571,701)
US 5YR NOTE	(248)	USD	(29,618,563)	12/2014	—	(186,372)
US ULTRA T-BOND	(47)	USD	(7,370,188)	12/2014	—	(127,852)

Total					—	(885,925)

Notes to Portfolio of Investments

(a)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $373,570,005 or 53.63% of net assets.

(c)	Variable rate security.

(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2014, the value of these securities amounted to $14,326,221, which represents 2.06% of net assets.

(e)	Principal and interest may not be guaranteed by the government.

(f)	Represents a security purchased on a when-issued or delayed delivery basis.

(g)	Zero coupon bond.

(h)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(i)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	42,634,843	287,759,646	(304,154,872)	26,239,617	31,162	26,239,617

Currency Legend

BRL	Brazilian Real
COP	Colombian Peso
DOP	Dominican Republic Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peru Nuevos Soles
PHP	Philippine Peso
RUB	Russian Rouble
SGD	Singapore Dollar
USD	US Dollar
UYU	Uruguay Pesos

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—

Banking	—	6,618,941	2,093,739	8,712,680

Transportation	—	—	3,112,555	3,112,555

All Other Industries	—	81,701,924	—	81,701,924

Inflation-Indexed Bonds	—	30,928,949	—	30,928,949

Foreign Government Obligations	—	523,556,518	14,618,661	538,175,179

Total Bonds	—	642,806,332	19,824,955	662,631,287

Mutual Funds

Money Market Funds	26,239,617	—	—	26,239,617

Total Mutual Funds	26,239,617	—	—	26,239,617

Investments in Securities	26,239,617	642,806,332	19,824,955	688,870,904
Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	129,080	—	129,080

Liabilities

Forward Foreign Currency Exchange Contracts	—	(275,210)	—	(275,210)

Futures Contracts	(885,925)	—	—	(885,925)

Total	25,353,692	642,660,202	19,824,955	687,838,849

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

	Corporate Bonds & Notes ($)	Foreign Government Obligations ($)	Total ($)
Balance as of October 31, 2013	2,191,850	3,010,576	5,202,426

Accrued discounts/premiums	749	(55,769)	(55,020)

Realized gain (loss)	—	—	—

Change in unrealized appreciation (depreciation)(a)	4,749	334,400	339,149

Sales	—	—	—

Purchases	3,008,946	11,329,454	14,338,400

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Balance as of October 31, 2014	5,206,294	14,618,661	19,824,955

(a)	Change in unrealized appreciation (depreciation) relating to securities held at October 31, 2014 was $339,149, which is comprised of Corporate Bonds & Notes of $4,749 and Foreign Government Obligations of $334,400.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Emerging Markets Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and foreign government obligations classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $673,042,542)	$662,631,287

Affiliated issuers (identified cost $26,239,617)	26,239,617

Total investments (identified cost $699,282,159)	688,870,904

Foreign currency (identified cost $224,333)	223,979

Margin deposits	1,108,500

Unrealized appreciation on forward foreign currency exchange contracts	129,080

Receivable for:

Investments sold	1,974,449

Capital shares sold	528,431

Dividends	1,619

Interest	10,373,858

Reclaims	166,989

Variation margin	234,996

Prepaid expenses	4,694

Total assets	703,617,499

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	275,210

Payable for:

Investments purchased	1,515,000

Investments purchased on a delayed delivery basis	3,816,328

Capital shares purchased	1,141,317

Investment management fees	10,077

Distribution and/or service fees	3,133

Transfer agent fees	113,402

Administration fees	1,308

Compensation of board members	32,984

Other expenses	77,066

Total liabilities	6,985,825

Net assets applicable to outstanding capital stock	$696,631,674

Represented by

Paid-in capital	$706,766,356

Undistributed net investment income	534,247

Accumulated net realized loss	870,734

Unrealized appreciation (depreciation) on:

Investments	(10,411,255)

Foreign currency translations	(96,353)

Forward foreign currency exchange contracts	(146,130)

Futures contracts	(885,925)

Total — representing net assets applicable to outstanding capital stock	$696,631,674

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Emerging Markets Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$188,935,191

Shares outstanding	16,614,546

Net asset value per share	$11.37

Maximum offering price per share(a)	$11.94

Class B

Net assets	$1,082,518

Shares outstanding	95,222

Net asset value per share	$11.37

Class C

Net assets	$53,085,703

Shares outstanding	4,690,239

Net asset value per share	$11.32

Class I

Net assets	$291,971,237

Shares outstanding	25,665,838

Net asset value per share	$11.38

Class K

Net assets	$37,130

Shares outstanding	3,268

Net asset value per share	$11.36

Class R

Net assets	$10,211,567

Shares outstanding	898,088

Net asset value per share	$11.37

Class R4

Net assets	$1,985,051

Shares outstanding	174,382

Net asset value per share	$11.38

Class R5

Net assets	$8,928,291

Shares outstanding	785,086

Net asset value per share	$11.37

Class W

Net assets	$31,493,286

Shares outstanding	2,773,107

Net asset value per share	$11.36

Class Y

Net assets	$1,384,044

Shares outstanding	121,665

Net asset value per share	$11.38

Class Z

Net assets	$107,517,656

Shares outstanding	9,453,160

Net asset value per share	$11.37

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Emerging Markets Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$31,162
Interest	49,458,939
Foreign taxes withheld	(328,746)

Total income	49,161,355

Expenses:
Investment management fees	4,022,583
Distribution and/or service fees
Class A	507,858
Class B	14,980
Class C	547,345
Class R	35,429
Class W	151,915
Transfer agent fees
Class A	514,145
Class B	3,805
Class C	138,709
Class K	18
Class R	17,902
Class R4	4,620
Class R5	8,027
Class W	153,647
Class Z	281,182
Administration fees	519,939
Plan administration fees
Class K	91
Compensation of board members	22,561
Custodian fees	53,760
Printing and postage fees	98,718
Registration fees	162,450
Professional fees	57,916
Other	71,777

Total expenses	7,389,377
Expense reductions	(20)

Total net expenses	7,389,357

Net investment income	41,771,998

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(7,120,661)
Foreign currency translations	(281,318)
Forward foreign currency exchange contracts	909,915
Futures contracts	(1,183,488)

Net realized loss	(7,675,552)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,569,329)
Foreign currency translations	(15,785)
Forward foreign currency exchange contracts	(126,342)
Futures contracts	(885,925)

Net change in unrealized depreciation	(4,597,381)

Net realized and unrealized loss	(12,272,933)

Net increase in net assets resulting from operations	$29,499,065

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)(b)
Operations

Net investment income	$41,771,998	$41,524,071

Net realized gain (loss)	(7,675,552)	11,853,084

Net change in unrealized depreciation	(4,597,381)	(76,063,957)

Net increase (decrease) in net assets resulting from operations	29,499,065	(22,686,802)

Distributions to shareholders

Net investment income

Class A	(8,885,435)	(14,526,829)

Class B	(56,998)	(112,178)

Class C	(1,983,673)	(2,421,183)

Class I	(14,549,570)	(10,772,123)

Class K	(1,654)	(3,142)

Class R	(265,843)	(134,094)

Class R4	(80,689)	(23,189)

Class R5	(718,491)	(394,717)

Class W	(2,662,924)	(3,017,851)

Class Y	(273,974)	(437,218)

Class Z	(5,117,320)	(8,304,740)

Net realized gains

Class A	(2,757,704)	(2,009,048)

Class B	(24,022)	(19,613)

Class C	(718,679)	(329,244)

Class I	(3,825,672)	(1,059,821)

Class K	(464)	(478)

Class R	(58,040)	(18,848)

Class R4	(14,613)	—

Class R5	(106,460)	(16)

Class W	(816,706)	(432,474)

Class Y	(119,010)	(16)

Class Z	(1,464,362)	(1,141,006)

Total distributions to shareholders	(44,502,303)	(45,157,828)

Increase (decrease) in net assets from capital stock activity	(81,418,355)	152,341,072

Total increase (decrease) in net assets	(96,421,593)	84,496,442

Net assets at beginning of year	793,053,267	708,556,825

Net assets at end of year	$696,631,674	$793,053,267

Undistributed net investment income	$534,247	$2,535,876

(a)	Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Class R5 shares and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	7,953,919	90,510,930	15,650,222	193,990,559

Distributions reinvested	976,547	10,928,869	1,270,341	15,497,332

Redemptions	(12,653,428)	(142,857,258)	(19,353,131)	(231,851,144)

Net decrease	(3,722,962)	(41,417,459)	(2,432,568)	(22,363,253)

Class B shares

Subscriptions	3,703	41,966	50,949	632,450

Distributions reinvested	6,881	76,718	10,423	127,432

Redemptions(c)	(93,475)	(1,053,133)	(115,790)	(1,370,739)

Net decrease	(82,891)	(934,449)	(54,418)	(610,857)

Class C shares

Subscriptions	1,303,858	14,675,434	2,946,279	36,314,967

Distributions reinvested	212,194	2,359,677	188,246	2,272,051

Redemptions	(1,872,377)	(21,015,050)	(1,779,012)	(21,012,555)

Net increase (decrease)	(356,325)	(3,979,939)	1,355,513	17,574,463

Class I shares

Subscriptions	2,658,847	29,770,254	11,129,945	132,538,220

Distributions reinvested	1,640,448	18,374,569	983,465	11,831,217

Redemptions	(2,958,838)	(34,134,866)	(858,019)	(10,562,640)

Net increase	1,340,457	14,009,957	11,255,391	133,806,797

Class K shares

Subscriptions	79	900	81	988

Distributions reinvested	132	1,476	240	2,930

Redemptions	(95)	(1,067)	(2,961)	(33,842)

Net increase (decrease)	116	1,309	(2,640)	(29,924)

Class R shares

Subscriptions	710,740	8,025,976	187,855	2,238,359

Distributions reinvested	16,901	190,126	3,458	41,720

Redemptions	(149,869)	(1,687,429)	(101,108)	(1,244,864)

Net increase	577,772	6,528,673	90,205	1,035,215

Class R4 shares

Subscriptions	174,853	1,966,508	102,334	1,260,075

Distributions reinvested	8,460	95,008	1,991	23,110

Redemptions	(99,911)	(1,140,132)	(13,345)	(155,043)

Net increase	83,402	921,384	90,980	1,128,142

Class R5 shares

Subscriptions	2,962,781	33,740,533	3,291,857	40,310,709

Distributions reinvested	73,032	824,635	33,060	394,159

Redemptions	(3,270,212)	(37,510,652)	(2,305,432)	(27,938,570)

Net increase (decrease)	(234,399)	(2,945,484)	1,019,485	12,766,298

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Emerging Markets Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)

Class W shares

Subscriptions	998,645	11,252,255	2,045,946	24,529,680

Distributions reinvested	311,383	3,479,229	283,910	3,449,998

Redemptions	(4,152,387)	(47,066,278)	(1,813,666)	(22,059,935)

Net increase (decrease)	(2,842,359)	(32,334,794)	516,190	5,919,743

Class Y shares

Subscriptions	35,680	409,400	1,100,762	13,764,776

Distributions reinvested	35,465	392,895	36,495	430,978

Redemptions	(750,506)	(8,327,428)	(336,231)	(3,879,144)

Net increase (decrease)	(679,361)	(7,525,133)	801,026	10,316,610

Class Z shares

Subscriptions	5,513,407	62,770,029	11,425,189	141,205,578

Distributions reinvested	510,023	5,712,404	559,166	6,820,639

Redemptions	(7,288,378)	(82,224,853)	(12,831,785)	(155,228,379)

Net decrease	(1,264,948)	(13,742,420)	(847,430)	(7,202,162)

Total net increase (decrease)	(7,181,498)	(81,418,355)	11,791,734	152,341,072

(a)	Class R4 shares are based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	Class R5 shares and Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(c)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Emerging Markets Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.59		$12.51		$11.33	$11.69		$10.35

Income from investment operations:

Net investment income	0.60		0.61		0.65	0.68		0.76

Net realized and unrealized gain (loss)	(0.18)		(0.86)		1.16	(0.29)		1.32

Total from investment operations	0.42		(0.25)		1.81	0.39		2.08

Less distributions to shareholders:

Net investment income	(0.49)		(0.59)		(0.63)	(0.75)		(0.74)

Net realized gains	(0.15)		(0.08)		—	—		—

Total distributions to shareholders	(0.64)		(0.67)		(0.63)	(0.75)		(0.74)

Net asset value, end of period	$11.37		$11.59		$12.51	$11.33		$11.69

Total return	3.84%		(2.12%)		16.51%	3.58%		20.75%

Ratios to average net assets(a)

Total gross expenses	1.16%		1.13%		1.16%	1.35%		1.37%

Total net expenses(b)	1.16	%(c)	1.13	%(c)	1.16%	1.28	%(c)	1.31%

Net investment income	5.29%		5.00%		5.54%	5.91%		6.93%

Supplemental data

Net assets, end of period (in thousands)	$188,935		$235,667		$284,818	$162,047		$76,725

Portfolio turnover	42%		26%		21%	24%		38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.59		$12.51		$11.32	$11.67		$10.34

Income from investment operations:

Net investment income	0.51		0.52		0.57	0.60		0.67

Net realized and unrealized gain (loss)	(0.18)		(0.86)		1.16	(0.30)		1.31

Total from investment operations	0.33		(0.34)		1.73	0.30		1.98

Less distributions to shareholders:

Net investment income	(0.40)		(0.50)		(0.54)	(0.65)		(0.65)

Net realized gains	(0.15)		(0.08)		—	—		—

Total distributions to shareholders	(0.55)		(0.58)		(0.54)	(0.65)		(0.65)

Net asset value, end of period	$11.37		$11.59		$12.51	$11.32		$11.67

Total return	3.07%		(2.85%)		15.73%	2.77%		19.76%

Ratios to average net assets(a)

Total gross expenses	1.91%		1.88%		1.90%	2.22%		2.13%

Total net expenses(b)	1.91	%(c)	1.88	%(c)	1.90%	2.04	%(c)	2.08%

Net investment income	4.55%		4.25%		4.87%	5.27%		6.20%

Supplemental data

Net assets, end of period (in thousands)	$1,083		$2,064		$2,908	$2,846		$3,569

Portfolio turnover	42%		26%		21%	24%		38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.54		$12.46		$11.30	$11.65		$10.32

Income from investment operations:

Net investment income	0.51		0.52		0.56	0.58		0.67

Net realized and unrealized gain (loss)	(0.18)		(0.86)		1.15	(0.26)		1.32

Total from investment operations	0.33		(0.34)		1.71	0.32		1.99

Less distributions to shareholders:

Net investment income	(0.40)		(0.50)		(0.55)	(0.67)		(0.66)

Net realized gains	(0.15)		(0.08)		—	—		—

Total distributions to shareholders	(0.55)		(0.58)		(0.55)	(0.67)		(0.66)

Net asset value, end of period	$11.32		$11.54		$12.46	$11.30		$11.65

Total return	3.08%		(2.85%)		15.55%	2.96%		19.87%

Ratios to average net assets(a)

Total gross expenses	1.91%		1.88%		1.91%	2.03%		2.14%

Total net expenses(b)	1.91	%(c)	1.88	%(c)	1.91%	2.02	%(c)	2.06%

Net investment income	4.55%		4.28%		4.78%	5.11%		6.14%

Supplemental data

Net assets, end of period (in thousands)	$53,086		$58,219		$45,979	$19,877		$3,622

Portfolio turnover	42%		26%		21%	24%		38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$11.59	$12.51	$11.34	$11.69	$10.35

Income from investment operations:

Net investment income	0.66	0.67	0.72	0.73	0.77

Net realized and unrealized gain (loss)	(0.17)	(0.86)	1.14	(0.27)	1.35

Total from investment operations	0.49	(0.19)	1.86	0.46	2.12

Less distributions to shareholders:

Net investment income	(0.55)	(0.65)	(0.69)	(0.81)	(0.78)

Net realized gains	(0.15)	(0.08)	—	—	—

Total distributions to shareholders	(0.70)	(0.73)	(0.69)	(0.81)	(0.78)

Net asset value, end of period	$11.38	$11.59	$12.51	$11.34	$11.69

Total return	4.45%	(1.67%)	16.96%	4.18%	21.19%

Ratios to average net assets(a)

Total gross expenses	0.66%	0.65%	0.68%	0.83%	0.92%

Total net expenses(b)	0.66%	0.65%	0.68%	0.83%	0.92%

Net investment income	5.81%	5.56%	6.11%	6.43%	7.13%

Supplemental data

Net assets, end of period (in thousands)	$291,971	$281,985	$163,508	$146,569	$78,154

Portfolio turnover	42%	26%	21%	24%	38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$11.58	$12.50	$11.31	$11.68	$10.35

Income from investment operations:

Net investment income	0.62	0.63	0.68	0.71	0.72

Net realized and unrealized gain (loss)	(0.18)	(0.86)	1.16	(0.31)	1.35

Total from investment operations	0.44	(0.23)	1.84	0.40	2.07

Less distributions to shareholders:

Net investment income	(0.51)	(0.61)	(0.65)	(0.77)	(0.74)

Net realized gains	(0.15)	(0.08)	—	—	—

Total distributions to shareholders	(0.66)	(0.69)	(0.65)	(0.77)	(0.74)

Net asset value, end of period	$11.36	$11.58	$12.50	$11.31	$11.68

Total return	4.05%	(1.97%)	16.87%	3.65%	20.75%

Ratios to average net assets(a)

Total gross expenses	0.96%	0.95%	0.98%	1.17%	1.27%

Total net expenses(b)	0.96%	0.95%	0.98%	1.13%	1.22%

Net investment income	5.50%	5.16%	5.78%	6.18%	6.52%

Supplemental data

Net assets, end of period (in thousands)	$37	$36	$72	$62	$124

Portfolio turnover	42%	26%	21%	24%	38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$11.59		$12.50		$11.30

Income from investment operations:

Net investment income	0.57		0.58		0.58

Net realized and unrealized gain (loss)	(0.18)		(0.85)		1.23

Total from investment operations	0.39		(0.27)		1.81

Less distributions to shareholders:

Net investment income	(0.46)		(0.56)		(0.61)

Net realized gains	(0.15)		(0.08)		—

Total distributions to shareholders	(0.61)		(0.64)		(0.61)

Net asset value, end of period	$11.37		$11.59		$12.50

Total return	3.57%		(2.29%)		16.57%

Ratios to average net assets(b)

Total gross expenses	1.41%		1.39%		1.42	%(c)

Total net expenses(d)	1.41	%(e)	1.39	%(e)	1.42	%(c)

Net investment income	5.07%		4.79%		5.15	%(c)

Supplemental data

Net assets, end of period (in thousands)	$10,212		$3,711		$2,877

Portfolio turnover	42%		26%		21%

Notes to Financial Highlights

(a)	Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$11.60		$12.57

Income from investment operations:

Net investment income	0.63		0.41

Net realized and unrealized loss	(0.18)		(0.98)

Total from investment operations	0.45		(0.57)

Less distributions to shareholders:

Net investment income	(0.52)		(0.40)

Net realized gains	(0.15)		—

Total distributions to shareholders	(0.67)		(0.40)

Net asset value, end of period	$11.38		$11.60

Total return	4.09%		(4.57%)

Ratios to average net assets(b)

Total gross expenses	0.91%		0.92	%(c)

Total net expenses(d)	0.91	%(e)	0.92	%(c)(e)

Net investment income	5.54%		5.70	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,985		$1,055

Portfolio turnover	42%		26%

Notes to Financial Highlights

(a)	Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.59	$12.57

Income from investment operations:

Net investment income	0.65	0.64

Net realized and unrealized loss	(0.18)	(0.90)

Total from investment operations	0.47	(0.26)

Less distributions to shareholders:

Net investment income	(0.54)	(0.64)

Net realized gains	(0.15)	(0.08)

Total distributions to shareholders	(0.69)	(0.72)

Net asset value, end of period	$11.37	$11.59

Total return	4.31%	(2.19%)

Ratios to average net assets(b)

Total gross expenses	0.70%	0.71	%(c)

Total net expenses(d)	0.70%	0.71	%(c)

Net investment income	5.67%	5.54	%(c)

Supplemental data

Net assets, end of period (in thousands)	$8,928	$11,814

Portfolio turnover	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014		2013		2012	2011		2010
Per share data
Net asset value, beginning of period	$11.57		$12.49		$11.31	$11.68		$10.34

Income from investment operations:

Net investment income	0.60		0.61		0.66	0.68		0.75

Net realized and unrealized gain (loss)	(0.17)		(0.86)		1.15	(0.30)		1.32

Total from investment operations	0.43		(0.25)		1.81	0.38		2.07

Less distributions to shareholders:

Net investment income	(0.49)		(0.59)		(0.63)	(0.75)		(0.73)

Net realized gains	(0.15)		(0.08)		—	—		—

Total distributions to shareholders	(0.64)		(0.67)		(0.63)	(0.75)		(0.73)

Net asset value, end of period	$11.36		$11.57		$12.49	$11.31		$11.68

Total return	3.93%		(2.13%)		16.53%	3.47%		20.68%

Ratios to average net assets(a)

Total gross expenses	1.16%		1.13%		1.15%	1.45%		1.37%

Total net expenses(b)	1.16	%(c)	1.13	%(c)	1.15%	1.30	%(c)	1.37%

Net investment income	5.26%		5.02%		5.63%	5.96%		6.93%

Supplemental data

Net assets, end of period (in thousands)	$31,493		$64,994		$63,707	$67,886		$74,067

Portfolio turnover	42%		26%		21%	24%		38%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$11.59	$12.57

Income from investment operations:

Net investment income	0.65	0.65

Net realized and unrealized loss	(0.16)	(0.90)

Total from investment operations	0.49	(0.25)

Less distributions to shareholders:

Net investment income	(0.55)	(0.65)

Net realized gains	(0.15)	(0.08)

Total distributions to shareholders	(0.70)	(0.73)

Net asset value, end of period	$11.38	$11.59

Total return	4.46%	(2.14%)

Ratios to average net assets(b)

Total gross expenses	0.65%	0.65	%(c)

Total net expenses(d)	0.65%	0.65	%(c)

Net investment income	5.83%	5.66	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,384	$9,286

Portfolio turnover	42%	26%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Emerging Markets Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$11.59		$12.51		$11.35	$11.69		$11.47

Income from investment operations:

Net investment income	0.63		0.64		0.68	0.68		0.07

Net realized and unrealized gain (loss)	(0.18)		(0.86)		1.14	(0.22)		0.24

Total from investment operations	0.45		(0.22)		1.82	0.46		0.31

Less distributions to shareholders:

Net investment income	(0.52)		(0.62)		(0.66)	(0.80)		(0.09)

Net realized gains	(0.15)		(0.08)		—	—		—

Total distributions to shareholders	(0.67)		(0.70)		(0.66)	(0.80)		(0.09)

Net asset value, end of period	$11.37		$11.59		$12.51	$11.35		$11.69

Total return	4.10%		(1.87%)		16.64%	4.16%		2.68%

Ratios to average net assets(b)

Total gross expenses	0.91%		0.88%		0.91%	0.84%		1.32	%(c)

Total net expenses(d)	0.91	%(e)	0.88	%(e)	0.91%	0.84	%(e)	0.97	%(c)

Net investment income	5.55%		5.23%		5.72%	6.03%		7.36	%(c)

Supplemental data

Net assets, end of period (in thousands)	$107,518		$124,223		$144,687	$35,902		$123

Portfolio turnover	42%		26%		21%	24%		38%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Columbia Emerging Markets Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt

Annual Report 2014	35

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement

36	Annual Report 2014

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift investment exposure from one currency to another. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the

Annual Report 2014	37

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)
Asset Derivatives:
Forward Foreign Currency Exchange Contracts	129,080	—	129,080	—	—	—	129,080
Total	129,080	—	129,080	—	—	—	129,080

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(d) ($)
				Financial Instruments(c) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Forward Foreign Currency Exchange Contracts	275,210	—	275,210	—	—	—	275,210
Total	275,210	—	275,210	—	—	—	275,210

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(d)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

38	Annual Report 2014

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	129,080
Total		129,080

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	275,210
Interest rate risk	Net assets — unrealized depreciation on futures contracts	885,925	*
Total		1,161,135

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	909,915	—	909,915
Interest rate risk	—	(1,183,488)	(1,183,488)
Total	909,915	(1,183,488)	(273,573)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Foreign exchange risk	(126,342)	—	(126,342)
Interest rate risk	—	(885,925)	(885,925)
Total	(126,342)	(885,925)	(1,012,267)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2014.

Derivative Instrument	Average notional amounts($)*
Futures contracts — Short	65,682,408

Derivative Instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	227,978	(78,323)

*	Based on ending quarterly outstanding amounts for the year ended October 31, 2014.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Annual Report 2014	39

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.530% to 0.353% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.528% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.07% of the Fund’s average daily net assets.

40	Annual Report 2014

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $2,345.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for

Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class K	0.05
Class R	0.25
Class R4	0.25
Class R5	0.05
Class W	0.25
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

Annual Report 2014	41

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $132,000 and $325,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $256,570 for Class A, $226 for Class B and $14,140 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.24%	1.25%
Class B	1.99	2.00
Class C	1.99	2.00
Class I	0.80	0.83
Class K	1.10	1.13
Class R	1.49	1.50
Class R4	0.99	1.00
Class R5	0.85	0.88
Class W	1.24	1.25
Class Y	0.80	0.83
Class Z	0.99	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	($9,177,056)
Accumulated net realized loss	9,177,056
Paid-in capital	—

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Ordinary income	$34,596,571	$40,147,264
Long-term capital gains	9,905,732	5,010,564
Total	44,502,303	45,157,828

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$800,696
Undistributed long-term capital gains	274,387
Net unrealized depreciation	(11,033,209)

42	Annual Report 2014

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

At October 31, 2014, the cost of investments for federal income tax purposes was $699,904,113 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$24,857,194
Unrealized depreciation	(35,890,403)
Net unrealized depreciation	(11,033,209)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $300,655,694 and $369,412,778, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 64.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to

$500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market

Annual Report 2014	43

Columbia Emerging Markets Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

44	Annual Report 2014

Columbia Emerging Markets Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Emerging Markets Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Emerging Markets Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	45

Columbia Emerging Markets Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$497,677
Foreign Taxes Paid	$328,746
Foreign Taxes Paid Per Share	$0.01
Foreign Source Income	$47,200,828
Foreign Source Income Per Share	$0.77

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

46	Annual Report 2014

Columbia Emerging Markets Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	47

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

48	Annual Report 2014

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	49

Columbia Emerging Markets Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

50	Annual Report 2014

Columbia Emerging Markets Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	51

Columbia Emerging Markets Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN141_10_D01_(12/14)

Annual Report October 31, 2014

Columbia European Equity Fund

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia European Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia European Equity Fund

Performance Overview

Performance Summary

>	Columbia European Equity Fund (the Fund) Class A shares returned -2.33% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund underperformed its benchmark, the MSCI Europe Index (Net), which returned -1.21% for the same 12-month period.

>

Our decision to favor more cyclical sectors, such as consumer discretionary and industrials, hindered returns as these sectors underperformed over the year, as did our decision to avoid the relatively defensive utility sector.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	06/26/00
Excluding sales charges		-2.33	9.60	8.20
Including sales charges		-7.94	8.30	7.55
Class B	06/26/00
Excluding sales charges		-3.06	8.74	7.37
Including sales charges		-7.72	8.45	7.37
Class C	06/26/00
Excluding sales charges		-3.08	8.75	7.38
Including sales charges		-4.01	8.75	7.38
Class I	07/15/04	-1.96	10.19	8.76
Class K	06/26/00	-2.33	9.77	8.47
Class R4*	01/08/14	-2.22	9.63	8.21
Class R5*	01/08/14	-2.04	9.67	8.23
Class W*	06/18/12	-2.37	9.57	8.18
Class Z*	09/27/10	-2.01	9.92	8.35
MSCI Europe Index (Net)		-1.21	6.58	5.97

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Europe Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Europe Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia European Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia European Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia European Equity Fund

Manager Discussion of Fund Performance

Portfolio Management

Threadneedle International Limited

Dan Ison

Ann Steele*

*	Effective June 24, 2014, Ms. Steele was named a Portfolio Manager of the Fund. Nick Davis no longer serves as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2014)
Bayer AG, Registered Shares (Germany)	4.2
Roche Holding AG, Genusschein Shares (Switzerland)	4.1
Royal Dutch Shell PLC, Class A (United Kingdom)	3.5
Novartis AG, Registered Shares (Switzerland)	3.2
Novo Nordisk A/S, Class B (Denmark)	2.8
Anheuser-Busch InBev NV (Belgium)	2.6
Prudential PLC (United Kingdom)	2.6
ASML Holding NV (Netherlands)	2.5
AstraZeneca PLC (United Kingdom)	2.4
Nestlé SA, Registered Shares (Switzerland)	2.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At October 31, 2014, approximately 62% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12 months ended October 31, 2014, the Fund’s Class A shares returned -2.33% excluding sales charges. The Fund’s return was lower than the return of its benchmark, the MSCI Europe Index (Net), which returned -1.21% for the same 12-month period. Unfavorable sector allocation was a primary reason for the Fund’s underperformance. Our decision to favor more cyclical sectors, such as consumer discretionary and industrials, hindered returns as these sectors underperformed over the year, as did our decision to avoid the relatively defensive utility sector. Nevertheless, stock selection within sectors, particularly in industrials, financials and consumer discretionary, contributed to performance.

Limited Benefit of Stimulus

European markets started the 12-month period ended October 31, 2014 on a positive note as global central banks continued to implement accommodative monetary policies and stimulus measures. At first, markets responded positively to indications that central bank policies were stimulating economic growth, particularly in the U.S. and the U.K., but also, to a lesser extent, in Europe. Although leading economic indicators were initially promising, the eurozone economy began to stagnate. For much of the year, Germany was the mainstay of European economic recovery prospects but indications emerged that the German economy was starting to falter; Western sanctions on Russia also impacted Germany’s export market. In contrast, U.K. gross domestic product growth was robust, leading to speculation over when the Bank of England would raise interest rates. Equity markets endured periods of volatility during the year as the U.S. Federal Reserve started to wind down its quantitative easing (QE) program and signs emerged that China’s growth was weakening. Geopolitical events caused additional volatility — including Russia’s annexation of Crimea, tensions between Russia and Ukraine, conflict with extremist forces in Iraq and Syria, uncertainties regarding the outcome of Scotland’s independence referendum and pro-democracy protests in Hong Kong.

Contributors and Detractors

In absolute terms, the financial, consumer discretionary and industrial sectors were negative during the period as investors rotated to more defensive areas of the market. However, while the Fund was overweight in the consumer discretionary sector throughout the period and was initially overweight in industrials and financials, we moved to a smaller overweight position in industrials and an underweight position in financials as it became evident that economic growth in the eurozone would disappoint. Although exposure to these sectors detracted from relative returns, stock selection proved beneficial within all three sectors. Among holdings, Ashtead, Pandora and Bayer made the strongest contributions to performance. Equipment rental business Ashtead benefited from buoyant trading conditions in the U.S. and U.K. construction markets. Jewelry firm Pandora experienced strong growth in the U.K. and some of its newer markets. Bayer gained on encouraging results, increased merger and acquisition (M&A) activity in the healthcare sector and news that it will

4	Annual Report 2014

Columbia European Equity Fund

Manager Discussion of Fund Performance (continued)

spin off its underperforming plastics division. We added Pandora to the portfolio during the period, while we increased our positions in Ashtead and Bayer. Disappointments included Novartis, Renault and BG Group. Although we added Novartis to the portfolio during the period, not holding it early in that time frame proved disadvantageous as the stock performed well on increasing M&A speculation in the healthcare sector. Renault fell on concerns over European economic growth and the impact of sanctions against Russia and, as a result, we sold the position. Though BG Group suffered from the decline in oil prices and production issues in Egypt, we added to the Fund’s position.

Portfolio Changes

We increased the Fund’s exposure to Belgium, Denmark and Switzerland during the period, while reducing exposure to France, Germany and the Netherlands. As tensions in the Middle East and Ukraine escalated, we bought a position in Royal Dutch Shell to mitigate the negative impact on the Fund of any increase in energy prices. Other purchases included Nestlé, a relatively defensive stock with exposure to fast-growing emerging markets. Sales included Vodafone, on concerns over increasing competition in the European telecommunications market. We also sold the Fund’s holding in German insurance company Allianz. We believed the low yield environment was hindering the company’s life-assurance business, while the departure of Bill Gross from Pimco, its bond management subsidiary, led to substantial fund outflows. We increased exposure to consumer staples, energy and healthcare, while decreasing exposure to financials, industrials and information technology.

Looking Ahead

We welcome the European Central Bank’s (ECB) most recent stimulus package, although we believe the benefits of further interest rate cuts are limited as interest rates have been low in Europe for a prolonged period without stimulating the economy or inflation. The immediate impact of the ECB’s action has been to weaken the euro, which may help companies with sales and operations outside the euro area. Full QE in the eurozone may be necessary, but will depend on future economic growth and inflation, and there are currently few signs that the Germans will agree to this. The resilience of the U.K.’s economy will be put to the test when interest rates start to rise. We believe that events in Ukraine and the Middle East continue to affect markets. The situation in Ukraine poses risks to European gas supplies and companies with Russian exposure, but also to sentiment more generally. The recent elections in Eastern Ukraine have stirred tensions. On a positive note, many companies in Europe (outside the financial sector) have strong balance sheets and cash flow, leading to the likelihood of further dividend growth, cash returns and M&A activity. In our opinion, valuations are not stretched at this time. In the current uncertain economic and geopolitical climate, we favor companies with robust earnings prospects and pricing power, and we continue to find attractive investment opportunities. We do not anticipate any major changes to the portfolio’s construction over the near term but will continue to monitor economic developments closely.

Country Breakdown (%) (at October 31, 2014)
Belgium	4.1
Denmark	4.4
Finland	1.0
France	12.1
Germany	12.1
Ireland	1.0
Italy	1.0
Netherlands	6.0
Norway	1.8
Spain	3.2
Sweden	3.1
Switzerland	12.5
United Kingdom	33.3
United States(a)	4.4
Total	100.0

(a)	Includes investments in Money Market Funds.

Portfolio Breakdown (%) (at October 31, 2014)
Common Stocks	95.6
Consumer Discretionary	14.5
Consumer Staples	11.0
Energy	5.6
Financials	20.0
Health Care	18.7
Industrials	12.3
Information Technology	3.6
Materials	4.7
Telecommunication Services	5.2
Money Market Funds	4.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia European Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	915.60	1,018.30	6.61	6.97	1.37
Class B	1,000.00	1,000.00	911.10	1,014.52	10.21	10.76	2.12
Class C	1,000.00	1,000.00	912.20	1,014.52	10.22	10.76	2.12
Class I	1,000.00	1,000.00	915.90	1,020.52	4.49	4.74	0.93
Class K	1,000.00	1,000.00	915.40	1,019.00	5.94	6.26	1.23
Class R4	1,000.00	1,000.00	915.40	1,019.56	5.41	5.70	1.12
Class R5	1,000.00	1,000.00	917.10	1,020.27	4.74	4.99	0.98
Class W	1,000.00	1,000.00	915.30	1,018.50	6.42	6.77	1.33
Class Z	1,000.00	1,000.00	916.70	1,019.56	5.41	5.70	1.12

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

6	Annual Report 2014

Columbia European Equity Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%
Issuer	Shares	Value ($)

Belgium 4.2%
Anheuser-Busch InBev NV	133,600	14,751,451

KBC Groep NV(a)	109,188	5,849,438

UCB SA	47,984	3,871,845

Total		24,472,734

Denmark 4.5%
Novo Nordisk A/S, Class B	357,975	16,194,609

Pandora A/S	116,016	9,766,479

Total		25,961,088

Finland 1.1%
KONE OYJ, Class B	144,493	6,210,750

France 12.5%
Airbus Group NV	220,237	13,137,125

Essilor International SA	46,723	5,158,337

Groupe Eurotunnel SA	554,149	6,999,873

Iliad SA	35,664	7,798,814

L’Oreal SA	82,579	12,945,834

Legrand SA	155,832	8,385,361

Publicis Groupe SA	83,823	5,805,716

Vivendi SA	481,412	11,748,907

Total		71,979,967

Germany 12.5%
BASF SE	84,718	7,456,985

Bayer AG, Registered Shares	167,375	23,795,684

Bayerische Motoren Werke AG	83,875	8,967,812

Brenntag AG	173,976	8,415,496

Continental AG	49,327	9,683,184

Deutsche Post AG	250,233	7,856,735

ProSiebenSat.1 Media AG, Registered Shares	149,749	6,034,142

Total		72,210,038

Ireland 1.0%
Bank of Ireland(a)	14,943,697	5,861,456

Italy 1.1%
Intesa Sanpaolo SpA	2,095,200	6,138,653

Netherlands 6.2%
ASML Holding NV	141,041	14,042,434

ING Groep NV-CVA(a)	720,773	10,305,931

Common Stocks (continued)
Issuer	Shares	Value ($)

Reed Elsevier NV	497,618	11,452,231

Total		35,800,596

Norway 1.8%
DNB ASA	576,492	10,589,754

Spain 3.4%
Amadeus IT Holding SA, Class A	205,274	7,537,107

Bankinter SA	672,755	5,549,041

Inditex SA	223,941	6,290,359

Total		19,376,507

Sweden 3.2%
Nordea Bank AB	768,364	9,882,511

Svenska Handelsbanken AB, Class A	180,844	8,645,286

Total		18,527,797

Switzerland 12.9%
Cie Financiere Richemont SA, Class A, Registered Shares	66,860	5,625,232

Nestlé SA, Registered Shares	185,277	13,556,619

Novartis AG, Registered Shares	194,073	18,012,492

Roche Holding AG, Genusschein Shares	80,258	23,664,911

Sika AG	1,428	5,090,724

UBS AG, Registered Shares	494,545	8,583,798

Total		74,533,776

United Kingdom 34.5%
Ashtead Group PLC	643,171	10,741,518

AstraZeneca PLC	189,237	13,754,198

BG Group PLC	775,420	12,900,574

British American Tobacco PLC	103,363	5,864,959

BT Group PLC	1,961,849	11,533,513

Burberry Group PLC	248,539	6,087,072

Diageo PLC	247,623	7,280,734

IMI PLC	258,307	5,049,473

InterContinental Hotels Group PLC	197,595	7,488,239

Johnson Matthey PLC	130,446	6,205,981

Legal & General Group PLC	2,638,515	9,750,126

Lloyds Banking Group PLC(a)	6,346,510	7,830,635

London Stock Exchange Group PLC	199,572	6,432,997

Persimmon PLC	401,198	9,389,485

Prudential PLC	635,161	14,656,772

Rio Tinto PLC	193,975	9,220,621

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Royal Dutch Shell PLC, Class A	565,089	20,208,321

Schroders PLC	80,982	3,123,377

Smith & Nephew PLC	428,001	7,236,998

St. James’s Place PLC	533,833	6,362,099

Unilever PLC	282,408	11,357,453

Wolseley PLC	118,821	6,304,888

Total		198,780,033

Total Common Stocks
(Cost: $534,814,628)		570,443,149

Money Market Funds 4.5%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.092%(b)(c)	26,229,310	26,229,310

Total Money Market Funds
(Cost: $26,229,310)		26,229,310

Total Investments
(Cost: $561,043,938)		596,672,459

Other Assets & Liabilities, Net		(19,521,921)

Net Assets		577,150,538

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,413,364	241,557,541	(233,741,595)	26,229,310	6,556	26,229,310

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia European Equity Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	—	86,589,951	—	86,589,951

Consumer Staples	—	65,757,051	—	65,757,051

Energy	—	33,108,894	—	33,108,894

Financials	—	119,561,874	—	119,561,874

Health Care	—	111,689,075	—	111,689,075

Industrials	—	73,101,219	—	73,101,219

Information Technology	—	21,579,540	—	21,579,540

Materials	—	27,974,311	—	27,974,311

Telecommunication Services	—	31,081,234	—	31,081,234

Total Equity Securities	—	570,443,149	—	570,443,149

Mutual Funds

Money Market Funds	26,229,310	—	—	26,229,310

Total Mutual Funds	26,229,310	—	—	26,229,310

Total	26,229,310	570,443,149	—	596,672,459

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia European Equity Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $534,814,628)	$570,443,149

Affiliated issuers (identified cost $26,229,310)	26,229,310

Total investments (identified cost $561,043,938)	596,672,459

Foreign currency (identified cost $315)	311

Receivable for:

Capital shares sold	127,263

Dividends	147,829

Reclaims	882,931

Prepaid expenses	4,376

Other assets	6,572

Total assets	597,841,741

Liabilities

Payable for:

Investments purchased	20,001,139

Capital shares purchased	523,889

Investment management fees	11,863

Distribution and/or service fees	1,864

Transfer agent fees	68,650

Administration fees	1,203

Compensation of board members	22,041

Other expenses	60,554

Total liabilities	20,691,203

Net assets applicable to outstanding capital stock	$577,150,538

Represented by

Paid-in capital	$520,286,408

Undistributed net investment income	10,847,664

Accumulated net realized gain	10,437,439

Unrealized appreciation (depreciation) on:

Investments	35,628,521

Foreign currency translations	(49,494)

Total — representing net assets applicable to outstanding capital stock	$577,150,538

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia European Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$163,705,549

Shares outstanding	23,225,666

Net asset value per share	$7.05

Maximum offering price per share(a)	$7.48

Class B

Net assets	$1,534,538

Shares outstanding	220,136

Net asset value per share	$6.97

Class C

Net assets	$26,263,778

Shares outstanding	3,830,217

Net asset value per share	$6.86

Class I

Net assets	$269,774,044

Shares outstanding	38,083,441

Net asset value per share	$7.08

Class K

Net assets	$12,276

Shares outstanding	1,745

Net asset value per share(b)	$7.03

Class R4

Net assets	$52,717

Shares outstanding	7,495

Net asset value per share	$7.03

Class R5

Net assets	$50,180

Shares outstanding	7,086

Net asset value per share	$7.08

Class W

Net assets	$2,286

Shares outstanding	326

Net asset value per share(b)	$7.02

Class Z

Net assets	$115,755,170

Shares outstanding	16,452,132

Net asset value per share	$7.04

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia European Equity Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$19,453,992

Dividends — affiliated issuers	6,556

Foreign taxes withheld	(1,758,056)

Total income	17,702,492

Expenses:

Investment management fees	4,572,257

Distribution and/or service fees

Class A	416,629

Class B	18,228

Class C	262,079

Class W	7

Transfer agent fees

Class A	324,809

Class B	3,558

Class C	51,031

Class K	7

Class R4(a)	59

Class R5(a)	13

Class W	6

Class Z	242,959

Administration fees	463,460

Plan administration fees

Class K	34

Compensation of board members	19,107

Custodian fees	75,994

Printing and postage fees	55,336

Registration fees	136,550

Professional fees	41,809

Other	15,774

Total expenses	6,699,706

Net investment income	11,002,786

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	28,984,760

Foreign currency translations	(10,392)

Net realized gain	28,974,368

Net change in unrealized appreciation (depreciation) on:

Investments	(58,243,677)

Foreign currency translations	(110,576)

Net change in unrealized depreciation	(58,354,253)

Net realized and unrealized loss	(29,379,885)

Net decrease in net assets from operations	$(18,377,099)

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia European Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations

Net investment income	$11,002,786	$5,717,978

Net realized gain	28,974,368	32,124,103

Net change in unrealized appreciation (depreciation)	(58,354,253)	65,142,645

Net increase (decrease) in net assets resulting from operations	(18,377,099)	102,984,726

Distributions to shareholders

Net investment income

Class A	(914,336)	(841,341)

Class B	(2,962)	(7,782)

Class C	(35,650)	(24,712)

Class I	(2,848,859)	(4,821,907)

Class K	(123)	(321)

Class W	(26)	(54)

Class Z	(1,004,051)	(1,254,063)

Net realized gains

Class A	(4,599,973)	(225,554)

Class B	(62,148)	(6,395)

Class C	(664,654)	(9,195)

Class I	(9,618,553)	(972,651)

Class K	(522)	(75)

Class W	(136)	(12)

Class Z	(4,041,339)	(258,474)

Total distributions to shareholders	(23,793,332)	(8,422,536)

Increase in net assets from capital stock activity	132,655,875	38,518,721

Total increase in net assets	90,485,444	133,080,911

Net assets at beginning of year	486,665,094	353,584,183

Net assets at end of year	$577,150,538	$486,665,094

Undistributed net investment income	$10,847,664	$4,100,648

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia European Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014(a)		Year Ended October 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	15,607,418	118,365,491	6,223,524	44,226,144

Distributions reinvested	728,683	5,377,680	167,217	1,045,109

Redemptions	(6,478,273)	(47,333,225)	(1,920,451)	(12,604,988)

Net increase	9,857,828	76,409,946	4,470,290	32,666,265

Class B shares

Subscriptions	126,778	957,549	52,050	350,893

Distributions reinvested	8,594	63,168	2,231	13,902

Redemptions(b)	(123,861)	(915,084)	(99,765)	(663,026)

Net increase (decrease)	11,511	105,633	(45,484)	(298,231)

Class C shares

Subscriptions	2,982,555	22,128,570	1,597,096	11,281,247

Distributions reinvested	81,627	590,161	3,290	20,202

Redemptions	(1,042,180)	(7,291,284)	(154,250)	(1,022,834)

Net increase	2,022,002	15,427,447	1,446,136	10,278,615

Class I shares

Subscriptions	8,127,361	60,387,068	1,121,849	7,646,174

Distributions reinvested	1,686,999	12,466,922	927,097	5,794,354

Redemptions	(6,515,570)	(49,769,113)	(6,959,300)	(46,442,789)

Net increase (decrease)	3,298,790	23,084,877	(4,910,354)	(33,002,261)

Class K shares

Subscriptions	113	849	48	343

Distributions reinvested	59	434	51	313

Redemptions	(270)	(2,100)	(1,169)	(7,390)

Net decrease	(98)	(817)	(1,070)	(6,734)

Class R4 shares

Subscriptions	7,495	57,593	—	—

Net increase	7,495	57,593	—	—

Class R5 shares

Subscriptions	7,086	54,580	—	—

Redemptions	—	(1)	—	—

Net increase	7,086	54,579	—	—

Class W shares

Redemptions	(154)	(1,200)	—	—

Net decrease	(154)	(1,200)	—	—

Class Z shares

Subscriptions	8,916,412	66,694,072	5,725,579	40,541,647

Distributions reinvested	638,196	4,690,740	242,971	1,511,281

Redemptions	(7,314,999)	(53,866,995)	(1,921,605)	(13,171,861)

Net increase	2,239,609	17,517,817	4,046,945	28,881,067

Total net increase	17,444,069	132,655,875	5,006,463	38,518,721

(a)	Class R4 and Class R5 shares are based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia European Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014	2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.55	$5.94		$5.47		$5.80		$4.86

Income from investment operations:

Net investment income	0.13	0.07		0.08		0.05		0.03

Net realized and unrealized gain (loss)	(0.29)	1.66		0.40		(0.35)		0.98

Total from investment operations	(0.16)	1.73		0.48		(0.30)		1.01

Less distributions to shareholders:

Net investment income	(0.06)	(0.09)		(0.01)		(0.03)		(0.07)

Net realized gains	(0.28)	(0.03)		—		—		—

Total distributions to shareholders	(0.34)	(0.12)		(0.01)		(0.03)		(0.07)

Net asset value, end of period	$7.05	$7.55		$5.94		$5.47		$5.80

Total return	(2.33%)	29.57%		8.88%		(5.25%)		21.14%

Ratios to average net assets(a)

Total gross expenses	1.37%	1.42%		1.54	%(b)	1.55%		1.67%

Total net expenses(c)	1.37%	1.42	%(d)	1.52	%(b)(d)	1.51	%(d)	1.41%

Net investment income	1.74%	1.03%		1.42%		0.84%		0.63%

Supplemental data

Net assets, end of period (in thousands)	$163,706	$100,943		$52,850		$60,295		$69,831

Portfolio turnover	64%	73%		126%		121%		115%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014	2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.48	$5.87		$5.44		$5.78		$4.83

Income from investment operations:

Net investment income (loss)	0.07	0.03		0.04		0.01		(0.00	)(a)

Net realized and unrealized gain (loss)	(0.28)	1.64		0.39		(0.35)		0.97

Total from investment operations	(0.21)	1.67		0.43		(0.34)		0.97

Less distributions to shareholders:

Net investment income	(0.02)	(0.03)		—		—		(0.02)

Net realized gains	(0.28)	(0.03)		—		—		—

Total distributions to shareholders	(0.30)	(0.06)		—		—		(0.02)

Net asset value, end of period	$6.97	$7.48		$5.87		$5.44		$5.78

Total return	(3.06%)	28.59%		7.90%		(5.88%)		20.10%

Ratios to average net assets(b)

Total gross expenses	2.11%	2.18%		2.28	%(c)	2.30%		2.41%

Total net expenses(d)	2.11%	2.18	%(e)	2.27	%(c)(e)	2.26	%(e)	2.16%

Net investment income (loss)	0.97%	0.42%		0.78%		0.15%		(0.06%)

Supplemental data

Net assets, end of period (in thousands)	$1,535	$1,561		$1,492		$2,382		$4,051

Portfolio turnover	64%	73%		126%		121%		115%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014	2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$7.37	$5.82		$5.39		$5.72		$4.81

Income from investment operations:

Net investment income (loss)	0.07	(0.00	)(a)	0.04		0.01		(0.01)

Net realized and unrealized gain (loss)	(0.28)	1.64		0.39		(0.34)		0.96

Total from investment operations	(0.21)	1.64		0.43		(0.33)		0.95

Less distributions to shareholders:

Net investment income	(0.02)	(0.06)		—		—		(0.04)

Net realized gains	(0.28)	(0.03)		—		—		—

Total distributions to shareholders	(0.30)	(0.09)		—		—		(0.04)

Net asset value, end of period	$6.86	$7.37		$5.82		$5.39		$5.72

Total return	(3.08%)	28.58%		7.98%		(5.77%)		19.96%

Ratios to average net assets(b)

Total gross expenses	2.12%	2.15%		2.31	%(c)	2.29%		2.43%

Total net expenses(d)	2.12%	2.15	%(e)	2.27	%(c)(e)	2.26	%(e)	2.17%

Net investment income (loss)	1.00%	(0.05%)		0.72%		0.11%		(0.10%)

Supplemental data

Net assets, end of period (in thousands)	$26,264	$13,322		$2,106		$1,274		$1,406

Portfolio turnover	64%	73%		126%		121%		115%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Ratios include line of credit interest expense which is less than 0.01%.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$7.58	$5.96	$5.50		$5.80	$4.86

Income from investment operations:

Net investment income	0.15	0.11	0.10		0.11	0.05

Net realized and unrealized gain (loss)	(0.28)	1.66	0.41		(0.36)	0.98

Total from investment operations	(0.13)	1.77	0.51		(0.25)	1.03

Less distributions to shareholders:

Net investment income	(0.09)	(0.12)	(0.05)		(0.05)	(0.09)

Net realized gains	(0.28)	(0.03)	—		—	—

Total distributions to shareholders	(0.37)	(0.15)	(0.05)		(0.05)	(0.09)

Net asset value, end of period	$7.08	$7.58	$5.96		$5.50	$5.80

Total return	(1.96%)	30.29%	9.36%		(4.36%)	21.61%

Ratios to average net assets(a)

Total gross expenses	0.92%	0.93%	0.97	%(b)	1.00%	1.14%

Total net expenses(c)	0.92%	0.93%	0.97	%(b)	1.00%	0.96%

Net investment income	2.04%	1.65%	1.86%		1.83%	1.07%

Supplemental data

Net assets, end of period (in thousands)	$269,774	$263,736	$236,735		$319,236	$8

Portfolio turnover	64%	73%	126%		121%	115%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$7.54	$5.93	$5.47		$5.79	$4.86

Income from investment operations:

Net investment income	0.13	0.08	0.08		0.06	0.04

Net realized and unrealized gain (loss)	(0.29)	1.67	0.41		(0.34)	0.97

Total from investment operations	(0.16)	1.75	0.49		(0.28)	1.01

Less distributions to shareholders:

Net investment income	(0.07)	(0.11)	(0.03)		(0.04)	(0.08)

Net realized gains	(0.28)	(0.03)	—		—	—

Total distributions to shareholders	(0.35)	(0.14)	(0.03)		(0.04)	(0.08)

Net asset value, end of period	$7.03	$7.54	$5.93		$5.47	$5.79

Total return	(2.33%)	29.93%	9.08%		(4.93%)	21.08%

Ratios to average net assets(a)

Total gross expenses	1.22%	1.23%	1.27	%(b)	1.32%	1.49%

Total net expenses(c)	1.22%	1.23%	1.27	%(b)	1.26%	1.27%

Net investment income	1.74%	1.21%	1.43%		1.08%	0.79%

Supplemental data

Net assets, end of period (in thousands)	$12	$14	$17		$27	$25

Portfolio turnover	64%	73%	126%		121%	115%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia European Equity Fund

Financial Highlights (continued)

Class R4	Year Ended October 31, 2014(a)
Per share data
Net asset value, beginning of period	$7.59

Income from investment operations:

Net investment income	0.10

Net realized and unrealized loss	(0.66)

Total from investment operations	(0.56)

Net asset value, end of period	$7.03

Total return	(7.38%)

Ratios to average net assets(b)

Total gross expenses	1.12	%(c)

Total net expenses(d)	1.12	%(c)

Net investment income	1.69	%(c)

Supplemental data

Net assets, end of period (in thousands)	$53

Portfolio turnover	64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia European Equity Fund

Financial Highlights (continued)

Class R5	Year Ended October 31, 2014(a)
Per share data
Net asset value, beginning of period	$7.63

Income from investment operations:

Net investment income	0.09

Net realized and unrealized loss	(0.64)

Total from investment operations	(0.55)

Net asset value, end of period	$7.08

Total return	(7.21%)

Ratios to average net assets(b)

Total gross expenses	0.98	%(c)

Total net expenses(d)	0.98	%(c)

Net investment income	1.51	%(c)

Supplemental data

Net assets, end of period (in thousands)	$50

Portfolio turnover	64%

Notes to Financial Highlights

(a)	Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$7.52	$5.94		$5.21

Income from investment operations:

Net investment income	0.12	0.07		0.00	(b)

Net realized and unrealized gain (loss)	(0.28)	1.65		0.73

Total from investment operations	(0.16)	1.72		0.73

Less distributions to shareholders:

Net investment income	(0.06)	(0.11)		—

Net realized gains	(0.28)	(0.03)		—

Total distributions to shareholders	(0.34)	(0.14)		—

Net asset value, end of period	$7.02	$7.52		$5.94

Total return	(2.37%)	29.42%		14.01%

Ratios to average net assets(c)

Total gross expenses	1.35%	1.46%		1.64	%(d)

Total net expenses(e)	1.35%	1.46	%(f)	1.52	%(d)

Net investment income	1.62%	1.09%		0.11	%(d)

Supplemental data

Net assets, end of period (in thousands)	$2	$4		$3

Portfolio turnover	64%	73%		126%

Notes to Financial Highlights

(a)	Based on operations from June 18, 2012 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia European Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014	2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$7.53	$5.94		$5.49		$5.80		$5.52

Income from investment operations:

Net investment income	0.14	0.09		0.02		0.10		0.00	(b)

Net realized and unrealized gain (loss)	(0.28)	1.65		0.47		(0.36)		0.28

Total from investment operations	(0.14)	1.74		0.49		(0.26)		0.28

Less distributions to shareholders:

Net investment income	(0.07)	(0.12)		(0.04)		(0.05)		—

Net realized gains	(0.28)	(0.03)		—		—		—

Total distributions to shareholders	(0.35)	(0.15)		(0.04)		(0.05)		—

Net asset value, end of period	$7.04	$7.53		$5.94		$5.49		$5.80

Total return	(2.01%)	29.83%		9.09%		(4.57%)		5.07%

Ratios to average net assets(c)

Total gross expenses	1.12%	1.17%		1.49	%(d)	1.24%		1.96	%(e)

Total net expenses(f)	1.12%	1.17	%(g)	1.27	%(d)(g)	1.24	%(g)	1.27	%(e)

Net investment income	1.92%	1.34%		0.34%		1.72%		0.12	%(e)

Supplemental data

Net assets, end of period (in thousands)	$115,755	$107,086		$60,380		$70		$3

Portfolio turnover	64%	73%		126%		121%		115%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia European Equity Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia European Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on January 8, 2014.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on January 8, 2014.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of

24	Annual Report 2014

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2014	25

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.80% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $2,046.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

26	Annual Report 2014

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.20
Class C	0.19
Class K	0.05
Class R4*	0.19
Class R5*	0.05
Class W	0.20
Class Z	0.20

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $204,000 and $167,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $579,756 for Class A, $659 for Class B and $6,056 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.49%	1.51%
Class B	2.24	2.26
Class C	2.24	2.26
Class I	1.09	1.09
Class K	1.39	1.39
Class R4	1.24	1.26
Class R5	1.14	1.14
Class W	1.49	1.51
Class Z	1.24	1.26

Annual Report 2014	27

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation, PFIC holdings and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$550,237
Accumulated net realized gain	(550,238)
Paid-in capital	1

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Ordinary income	$4,806,007	$6,950,180
Long-term capital gains	18,987,325	1,472,356
Total	23,793,332	8,422,536

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$10,869,511
Undistributed long-term capital gains	16,614,271
Capital loss carryforwards	(4,368,227)
Net unrealized appreciation	34,096,498

At October 31, 2014, the cost of investments for federal income tax purposes was $562,575,961 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,491,618
Unrealized depreciation	(21,395,120)
Net unrealized appreciation	34,096,498

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	4,368,227

For the year ended October 31, 2014, $11,277,251 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $493,099,611 and $369,601,117, respectively, for the year ended October 31, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

28	Annual Report 2014

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Note 7. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 87.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Financial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the financial sector than if it were invested in a wider variety of companies in unrelated sectors.

Geographic Concentration Risk

Because the Fund concentrates its investments in Europe, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. In addition, the private and public sectors’ debt problems of a single EU country can pose significant economic risks to the EU as a whole. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not concentrate in this region of the world.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

Annual Report 2014	29

Columbia European Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

30	Annual Report 2014

Columbia European Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia European Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia European Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	31

Columbia European Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Capital Gain Dividend	$17,602,508
Foreign Taxes Paid	$1,139,884
Foreign Source Income	$19,453,991

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

32	Annual Report 2014

Columbia European Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	33

Columbia European Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

34	Annual Report 2014

Columbia European Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	35

Columbia European Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

36	Annual Report 2014

Columbia European Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	37

Columbia European Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN147_10_D01_(12/14)

Annual Report October 31, 2014

Columbia Global Bond Fund

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Bond Fund

Performance Overview

Performance Summary

>	Columbia Global Bond Fund (the Fund) Class A shares returned 0.19% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund closely tracked its benchmark, the Barclays Global Aggregate Index, which returned 0.22% for the same time period.

>	Currency, interest rate and sector allocation decisions contributed positively to the Fund’s relative results during the annual period, while issue selection detracted.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	03/20/89
Excluding sales charges		0.19	2.04	3.48
Including sales charges		-4.57	1.06	2.98
Class B	03/20/95
Excluding sales charges		-0.63	1.28	2.70
Including sales charges		-5.52	0.94	2.70
Class C	06/26/00
Excluding sales charges		-0.64	1.29	2.71
Including sales charges		-1.61	1.29	2.71
Class I	03/04/04	0.63	2.48	3.94
Class K	03/20/95	0.23	2.17	3.68
Class R*	03/15/10	-0.19	1.75	3.16
Class W*	12/01/06	0.19	2.02	3.46
Class Y*	11/08/12	0.63	2.22	3.57
Class Z*	09/27/10	0.26	2.26	3.60
Barclays Global Aggregate Index		0.22	2.59	4.14

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment grade fixed-rate debt markets.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Global Bond Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Global Bond Fund

Manager Discussion of Fund Performance

Portfolio Management

Jim Cielinski

Matthew Cobon

Zach Pandl

Gene Tannuzzo, CFA

Open for Credit Quality Table

Quality Breakdown (%) (at October 31, 2014)
AAA rating	16.8
AA rating	6.7
A rating	15.4
BBB rating	40.8
BB rating	10.3
B rating	5.6
CCC rating	1.4
Not rated	3.0
Total	100.0

Percentages indicated are based upon total fixed income securities (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated”. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Country Breakdown (%) (at October 31, 2014)
Argentina	0.1
Australia	3.0
Belgium	0.0	(a)
Bermuda	0.6
Brazil	3.4
Canada	1.1
Cayman Islands	0.7
Chile	0.2

For the 12-month period that ended October 31, 2014, the Fund’s Class A shares returned 0.19% excluding sales charges. The Fund closely tracked its benchmark, the Barclays Global Aggregate Index which returned 0.22% for the same period. Currency, interest rate and sector allocation decisions contributed positively to the Fund’s relative results during the annual period, while issue selection detracted.

Active Management Decisions Aided Fund Returns

On an absolute basis, the Fund was hurt by a rise in bond yields in several key markets, especially in the U.S., and by appreciation of the U.S. dollar. The U.S. dollar rose 9.39% on a trade-weighted basis during the annual period. As the value of the U.S. dollar increases, the dollar value of foreign investments typically declines and vice versa. The Fund had approximately 49% of its net assets exposed to foreign currencies, on average, during the annual period, down slightly from approximately 51%, on average, in the prior 12-month period.

Relative to the benchmark, our active currency, interest rate and sector allocation decisions contributed positively to performance, while issue selection decisions overall detracted modestly. Currency positioning had the strongest positive impact on the Fund’s relative returns, with underweight positions in the New Zealand dollar, Japanese yen and Australian dollar helping most. Such positive contributors were only partially offset by overweight positions in the Swedish krona and Brazilian real, which detracted. Among our interest rate positioning, or duration management decisions, overweight positions in the U.K., Poland, Brazil, New Zealand and Australia government bond markets added value. Despite the low yields of Japanese government bonds and German bonds at the start of the annual period, these markets rallied strongly as the fiscal year progressed and thus the Fund’s underweight positions in those markets detracted. The Fund benefited from its allocations to U.S. high yield securities, U.S. investment-grade corporate bonds and emerging market bonds, with the positive contribution only partially offset by other sector allocation decisions. Issue selection was hampered by the Fund’s lack of exposure to the European peripheral bond markets, especially Italy and Spain, which performed well during the annual period.

Shifting Market Conditions Drove Fund Portfolio Changes

We made a number of changes to portfolio positioning in reaction to shifting market conditions. We reduced the Fund’s exposure to global interest rates, especially in the extremely low yielding Japanese and German government bond markets. We increased the Fund’s exposure to the European peripheral bond markets during the annual period. Toward the end of the annual period, we increased the Fund’s exposure to hard currency emerging market bonds.

Derivative Positions in the Fund

The Fund utilized currency forwards, interest rate futures and credit default swaps as a cost-effective way of implementing strategy shifts. We used these derivatives for a variety of purposes — to hedge unwanted risk exposures, to help manage the duration and yield curve positioning of the Fund and for investment purposes, i.e. to express market views in an effort to generate positive total return.

Looking Ahead

At this time, we expect global monetary policy divergence will be a major theme for the fixed-income markets over the next several months. The U.S. and the U.K. are closer to normalizing monetary policy on improving economic fundamentals,

4	Annual Report 2014

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

while Europe and Japan are in the process of further easing policy. The European Central Bank (ECB) recently affirmed its commitment to expand the size of its balance sheet to early 2012 levels, which implies an increase of about one trillion euros through a combination of bond purchases and long-term loans to banks. Additionally, despite political obstacles, sovereign quantitative easing by the ECB remains a distinct possibility. At the same time, the Bank of Japan (BoJ) has increased the size of its own asset purchase program and extended the duration of the assets it will add to its balance sheet. Together, we believe the ECB and BoJ actions ensure that global liquidity will remain abundant even though the U.S. Federal Reserve (Fed) ended its asset purchase program on schedule in October 2014. While U.S. yields currently remain above those in other developed market economies, the outlooks for economic growth and policy have diverged. As a result, we believe strong economic growth in the U.S. may force the Fed to increase short-term interest rates from the zero lower bound in the not too distant future. At the end of the annual period, the market expected the first rate increase by the Fed to occur between June and September 2015. Together, we believe these factors may well drive an increase in volatility in global rates and currencies in the year ahead, which, in our view, presents attractive investment opportunities for the Fund.

Given our view, the Fund maintained an underweight in international developed bonds at the end of the annual period, as we believe most of these markets offer paltry yields at this time with little upside price potential. We continued to favor exposure to the high yield sector. We believe that a stronger economy should keep high yield default rates low for an extended time, and that spreads (yield differentials of high yield securities to U.S. Treasuries) have further room to tighten, or narrow, following the recent sell-off in the sector. We currently maintain the Fund’s position in emerging market bonds, but the sector, in our view, is becoming increasingly driven by idiosyncratic country stories in contrast to any broad-based themes. Additionally, the plunge in commodity prices during the annual period is likely, in our opinion, to exert further pressure on commodity-exporting countries that have failed to undertake necessary structural reforms. We are thus looking to add exposure on an opportunistic basis to individual countries with what we consider to have strong fundamentals and with governments undertaking positive policy actions, such as Indonesia and Mexico.

As always, we continue to monitor the global bond market for changing conditions and to adjust the Fund’s duration, country, sector, yield curve and currency positioning as we seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

Country Breakdown (%) (at October 31, 2014) (continued)
Colombia	2.1
Croatia	0.2
Dominican Republic	0.7
El Salvador	0.2
France	0.0	(a)
Georgia	0.3
Ghana	0.3
Guatemala	0.5
Hungary	0.9
Indonesia	3.7
Ireland	0.1
Italy	1.5
Kazakhstan	0.2
Lithuania	0.7
Luxembourg	0.2
Malaysia	2.4
Mexico	4.3
Netherlands	0.6
New Zealand	2.8
Panama	0.2
Paraguay	0.1
Peru	1.7
Philippines	0.3
Poland	1.3
Portugal	3.3
Romania	0.4
Russian Federation	1.3
Serbia	0.2
South Korea	0.8
Spain	2.5
Sweden	1.0
Thailand	0.7
Trinidad and Tobago	0.6
Turkey	2.0
Ukraine	0.2
United Kingdom	1.7
United States(b)	49.4
Uruguay	0.3
Venezuela	0.8
Zambia	0.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Rounds to zero.

(b)	Includes investments in Money Market Funds.

Annual Report 2014	5

Columbia Global Bond Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income (debt) instruments held by the fund, negatively affecting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund’s income and yield. Debt instruments with longer maturity and duration have greater sensitivity to interest rate changes. Interest rates can change due to local government and banking regulation changes. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.

6	Annual Report 2014

Columbia Global Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.00	1,019.71	5.46	5.55	1.09
Class B	1,000.00	1,000.00	984.40	1,015.93	9.20	9.35	1.84
Class C	1,000.00	1,000.00	984.20	1,015.93	9.20	9.35	1.84
Class I	1,000.00	1,000.00	990.60	1,021.98	3.21	3.26	0.64
Class K	1,000.00	1,000.00	989.00	1,020.47	4.71	4.79	0.94
Class R	1,000.00	1,000.00	987.40	1,018.45	6.71	6.82	1.34
Class W	1,000.00	1,000.00	989.00	1,019.71	5.46	5.55	1.09
Class Y	1,000.00	1,000.00	990.50	1,021.98	3.21	3.26	0.64
Class Z	1,000.00	1,000.00	989.00	1,020.97	4.21	4.28	0.84

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Global Bond Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 28.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia 0.5%
Woodside Finance Ltd.(a)
05/10/21	4.600%	605,000	655,743

Belgium —%
Calcipar SA Senior Secured(a)
05/01/18	6.875%	37,000	38,295

Canada 1.1%
BC ULC/New Red Finance Inc. Secured(a)
04/01/22	6.000%	39,000	39,536

Bombardier, Inc.(a) Senior Unsecured
04/15/19	4.750%	9,000	9,248
03/15/20	7.750%	8,000	8,880
10/15/22	6.000%	10,000	10,269
01/15/23	6.125%	45,000	46,519

Brookfield Residential Properties, Inc./U.S. Corp.(a)
07/01/22	6.125%	11,000	11,688

Catamaran Corp.
03/15/21	4.750%	10,000	9,925

Cogeco Cable, Inc.(a)
05/01/20	4.875%	22,000	22,000

Kodiak Oil & Gas Corp.
01/15/21	5.500%	5,000	5,075
02/01/22	5.500%	65,000	66,300

MDC Partners, Inc.(a)
04/01/20	6.750%	37,000	38,387

NOVA Chemicals Corp. Senior Unsecured(a)
05/01/25	5.000%	19,000	19,617

Thomson Reuters Corp. Senior Unsecured
05/23/43	4.500%	65,000	62,370

TransAlta Corp. Senior Unsecured
01/15/15	4.750%	900,000	907,138

TransCanada PipeLines Ltd. Senior Unsecured
10/16/23	3.750%	110,000	112,351

Valeant Pharmaceuticals International, Inc.(a)
08/15/18	6.750%	14,000	14,892
07/15/21	7.500%	20,000	21,400
12/01/21	5.625%	7,000	6,948
07/15/22	7.250%	19,000	20,045

Videotron Ltd.(a)
06/15/24	5.375%	39,000	40,170

Total			1,472,758

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chile 0.2%
ENTEL Chile SA Senior Unsecured(a)
08/01/26	4.750%	300,000	303,798

France —%
Numericable Group SA Senior Secured(a)
05/15/22	6.000%	50,000	51,125

Ireland 0.1%
AerCap Ireland Capital Ltd./Global Aviation Trust(a)
05/15/21	4.500%	89,000	89,890

Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
01/31/21	6.750%	16,000	16,360

Grifols Worldwide Operations Ltd. Senior Unsecured(a)
04/01/22	5.250%	22,000	22,550

Total			128,800

Italy 0.1%
Telecom Italia Capital SA
06/18/19	7.175%	14,000	15,960

Telecom Italia SpA Senior Unsecured(a)
05/30/24	5.303%	22,000	22,209

Wind Acquisition Finance SA(a)
Senior Secured
04/30/20	6.500%	25,000	26,000
07/15/20	4.750%	23,000	22,482

Total			86,651

Luxembourg 0.2%
Altice SA Senior Secured(a)
05/15/22	7.750%	12,000	12,600

ArcelorMittal Senior Unsecured
03/01/21	6.000%	39,000	41,828

ArcelorMittal Senior Unsecured
02/25/22	6.750%	31,000	34,410

INEOS Group Holdings SA(a)
08/15/18	6.125%	3,000	3,026
02/15/19	5.875%	34,000	33,958

Intelsat Jackson Holdings SA
10/15/20	7.250%	83,000	88,602

Total			214,424

Mexico 0.2%
Cemex SAB de CV Senior Secured
01/15/21	7.250%	300,000	323,625

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Netherlands 0.4%
Constellium NV(a)
05/15/24	5.750%	5,000	4,950

Heineken NV Senior Unsecured(a)
04/01/22	3.400%	325,000	330,755

LYB International Finance BV
07/15/23	4.000%	100,000	103,717

NXP BV/Funding LLC(a)
02/15/21	5.750%	39,000	41,145

Schaeffler Finance BV Senior Secured(a)
05/15/21	4.750%	9,000	8,978

Schaeffler Holding Finance BV Senior Secured PIK(a)
08/15/18	6.875%	24,000	25,170

Sensata Technologies BV(a)
11/01/24	5.625%	8,000	8,445

Total			523,160

Russian Federation 0.2%
Sibur Securities Ltd.(a)
01/31/18	3.914%	300,000	278,751

Ukraine 0.2%
MHP SA(a)
04/02/20	8.250%	250,000	216,250

United Kingdom 0.6%
British Sky Broadcasting Group PLC(a)
11/26/22	3.125%	670,000	657,566

Jaguar Land Rover Automotive PLC(a)
02/01/23	5.625%	43,000	44,720

Royal Bank of Scotland Group PLC Subordinated Notes
05/28/24	5.125%	23,000	23,303

Total			725,589

United States 24.2%
21st Century Fox America, Inc.(a)
09/15/44	4.750%	445,000	460,018

ADT Corp. (The) Senior Unsecured
07/15/22	3.500%	28,000	25,060

AECOM Technology Corp.(a)
10/15/22	5.750%	11,000	11,578

AES Corp. (The) Senior Unsecured
07/01/21	7.375%	56,000	63,892

AMC Entertainment, Inc.
02/15/22	5.875%	16,000	16,320

AMC Networks, Inc.
07/15/21	7.750%	18,000	19,620
12/15/22	4.750%	47,000	46,647

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
APX Group, Inc. Senior Secured
12/01/19	6.375%	46,000	45,195

AT&T, Inc. Senior Unsecured
06/15/45	4.350%	770,000	718,716

Acadia Healthcare Co., Inc.
07/01/22	5.125%	15,000	14,888

Access Midstream Partners LP/Finance Corp.
05/15/23	4.875%	23,000	24,035
03/15/24	4.875%	33,000	34,485

Activision Blizzard, Inc.(a)
09/15/21	5.625%	70,000	74,462

Actuant Corp.
06/15/22	5.625%	36,000	37,350

Air Lease Corp. Senior Unsecured
03/01/20	4.750%	2,000	2,135

Aircastle Ltd. Senior Unsecured
03/15/21	5.125%	24,000	24,300

Alcoa, Inc. Senior Unsecured
10/01/24	5.125%	25,000	26,393

Allegion US Holding Co., Inc.
10/01/21	5.750%	27,000	28,283

Alliance Data Systems Corp.(a)
12/01/17	5.250%	25,000	25,750
04/01/20	6.375%	34,000	35,530
08/01/22	5.375%	31,000	31,465

Ally Financial, Inc.
03/15/20	8.000%	25,000	30,062
09/15/20	7.500%	89,000	105,910
Senior Unsecured
09/30/24	5.125%	27,000	28,080

American Axle & Manufacturing, Inc.
02/15/19	5.125%	12,000	12,180
11/15/19	7.750%	8,000	8,960
03/15/21	6.250%	23,000	24,150

American Builders & Contractors Supply Co., Inc. Senior Unsecured(a)
04/15/21	5.625%	44,000	44,660

Amsted Industries, Inc.(a)
03/15/22	5.000%	15,000	14,794
09/15/24	5.375%	31,000	31,000

Amsurg Corp.
11/30/20	5.625%	15,000	15,450

Amsurg Corp.(a)
07/15/22	5.625%	10,000	10,361

Ancestry.com, Inc.
12/15/20	11.000%	25,000	28,312

Antero Resources Corp.(a)
12/01/22	5.125%	35,000	35,007

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Antero Resources Finance Corp.
11/01/21	5.375%	24,000	24,360

Aramark Services, Inc.
03/15/20	5.750%	49,000	51,205

Ashtead Capital, Inc. Secured(a)
07/15/22	6.500%	16,000	17,320

Athlon Holdings LP/Finance Corp.
04/15/21	7.375%	32,000	35,040

Athlon Holdings LP/Finance Corp.(a)
05/01/22	6.000%	14,000	15,033

Audatex North America, Inc.(a)
06/15/21	6.000%	20,000	21,150
11/01/23	6.125%	10,000	10,600

Aviation Capital Group Corp. Senior Unsecured(a)
04/06/21	6.750%	2,000	2,280

Avis Budget Car Rental LLC/Finance, Inc.
04/01/23	5.500%	28,000	28,140

Axalta Coating Systems Dutch Holding B BV/U.S. Holdings, Inc.(a)
05/01/21	7.375%	19,000	20,544

B&G Foods, Inc.
06/01/21	4.625%	33,000	32,422

Bank of America Corp. Senior Unsecured
07/24/23	4.100%	320,000	334,064

Berkshire Hathaway Finance Corp.
05/15/42	4.400%	500,000	507,981

Biomet, Inc.
08/01/20	6.500%	18,000	19,260

Building Materials Corp. of America Senior Unsecured(a)(c)
11/15/24	5.375%	36,000	36,090

CB Richard Ellis Services, Inc.
03/15/25	5.250%	36,000	36,855

CBS Outdoor Americas Capital LLC/Corp.(a)
02/15/22	5.250%	4,000	4,130
02/15/24	5.625%	15,000	15,638
03/15/25	5.875%	37,000	38,850

CCO Holdings LLC/Capital Corp.
03/15/21	5.250%	20,000	20,250
04/30/21	6.500%	9,000	9,495
01/31/22	6.625%	36,000	38,250
09/30/22	5.250%	7,000	7,044

CCOH Safari LLC(c)
12/01/22	5.500%	16,000	16,160
12/01/24	5.750%	40,000	40,225

CDW LLC/Finance Corp.
08/15/22	6.000%	15,000	15,825

CHS/Community Health Systems, Inc.(a)
02/01/22	6.875%	71,000	76,502
Senior Secured
08/01/21	5.125%	6,000	6,270

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CIT Group, Inc. Senior Unsecured
05/15/20	5.375%	75,000	80,156

CIT Group, Inc.(a) Senior Secured
04/01/18	6.625%	70,000	76,825

CMS Energy Corp. Senior Unsecured
03/31/43	4.700%	335,000	342,929

CNH Industrial Capital LLC Senior Unsecured(a)
07/15/19	3.375%	14,000	13,615

CSC Holdings, Inc. Senior Unsecured
11/15/21	6.750%	69,000	76,762

CSX Corp. Senior Unsecured
03/15/44	4.100%	30,000	28,569

Calpine Corp. Senior Secured(a)
01/15/22	6.000%	74,000	79,735

Capsugel SA Senior Unsecured PIK(a)
05/15/19	7.000%	5,000	5,084

Case New Holland Industrial, Inc.
12/01/17	7.875%	95,000	106,637

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
03/15/21	5.250%	15,000	15,075

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(a)
06/01/24	5.375%	7,000	7,000

Celanese U.S. Holdings LLC
06/15/21	5.875%	27,000	29,295

Centene Corp. Senior Unsecured
05/15/22	4.750%	19,000	19,214

CenterPoint Energy Houston Electric LLC
04/01/44	4.500%	150,000	162,882

CenturyLink, Inc. Senior Unsecured
03/15/22	5.800%	12,000	12,720
12/01/23	6.750%	59,000	65,490

Cequel Communications Holdings I LLC/Capital Corp. Senior Unsecured(a)
09/15/20	6.375%	49,000	51,082

Chesapeake Energy Corp.
08/15/20	6.625%	132,000	149,160
03/15/23	5.750%	7,000	7,665

Chrysler Group LLC/Co-Issuer, Inc. Secured
06/15/21	8.250%	45,000	50,287

Cimarex Energy Co.
06/01/24	4.375%	6,000	6,098

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.
12/15/22	5.125%	12,000	12,000

Clean Harbors, Inc.
08/01/20	5.250%	44,000	45,210

Clear Channel Worldwide Holdings, Inc. Senior Unsecured
11/15/22	6.500%	22,000	22,660
11/15/22	6.500%	60,000	62,100

Colorado Interstate Gas Co. LLC Senior Unsecured
11/15/15	6.800%	1,000,000	1,059,091

Compass Minerals International, Inc.(a)
07/15/24	4.875%	30,000	29,475

Comstock Resources, Inc.
06/15/20	9.500%	38,000	40,090

ConAgra Foods, Inc. Senior Unsecured
09/15/22	3.250%	630,000	617,968

Concho Resources, Inc.
01/15/21	7.000%	73,000	78,749

Constellation Brands, Inc. Senior Unsecured
05/01/21	3.750%	9,000	9,011
05/01/23	4.250%	10,000	10,050

Constellation Brands, Inc.(c)
11/15/19	3.875%	7,000	7,105
11/15/24	4.750%	7,000	7,158

Continental Resources, Inc.
09/15/22	5.000%	139,000	147,340

Crown Castle International Corp. Senior Unsecured
04/15/22	4.875%	25,000	25,250
01/15/23	5.250%	54,000	55,282

CyrusOne LP/Finance Corp.
11/15/22	6.375%	37,000	38,942

D.R. Horton, Inc.
03/01/19	3.750%	19,000	19,024

DISH DBS Corp.
06/01/21	6.750%	52,000	57,720
07/15/22	5.875%	27,000	28,620
03/15/23	5.000%	21,000	20,921

DaVita HealthCare Partners, Inc.
08/15/22	5.750%	88,000	93,280

Darling Ingredients, Inc.
01/15/22	5.375%	20,000	20,050

DigitalGlobe, Inc.(a)
02/01/21	5.250%	14,000	13,615

Dominion Resources, Inc. Senior Unsecured
09/15/42	4.050%	170,000	160,350

Dow Chemical Co. (The) Senior Unsecured
10/01/44	4.625%	50,000	49,157

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DuPont Fabros Technology LP
09/15/21	5.875%	10,000	10,400

Duke Energy Corp. Senior Unsecured
08/15/22	3.050%	155,000	154,890

E*TRADE Financial Corp. Senior Unsecured
11/15/19	6.375%	39,000	41,584

EP Energy LLC/Everest Acquisition Finance, Inc.
05/01/20	9.375%	37,000	40,515
09/01/22	7.750%	6,000	6,330

ERAC U.S.A. Finance LLC(a)
03/15/42	5.625%	480,000	546,287

Eco Services Operations LLC/Finance Corp. Senior Unsecured(a)
11/01/22	8.500%	10,000	10,300

Entegris, Inc.(a)
04/01/22	6.000%	21,000	21,368

Enterprise Products Operating LLC
03/15/23	3.350%	335,000	332,096
02/15/45	5.100%	250,000	264,658

Equinix, Inc. Senior Unsecured
07/15/21	7.000%	49,000	53,287

FTI Consulting, Inc.
11/15/22	6.000%	11,000	11,261

First Data Corp.
01/15/21	12.625%	33,000	39,847

First Data Corp.(a) Senior Secured
06/15/19	7.375%	68,000	71,995

Five Corners Funding Trust Senior Unsecured(a)
11/15/23	4.419%	195,000	205,901

Florida East Coast Holdings Corp. Senior Secured(a)
05/01/19	6.750%	16,000	16,510

Fresenius Medical Care U.S. Finance II, Inc.(a)
07/31/19	5.625%	14,000	14,998
01/31/22	5.875%	11,000	11,990
10/15/24	4.750%	14,000	14,044

Fresenius Medical Care U.S. Finance, Inc.(a)
09/15/18	6.500%	9,000	9,968

Frontier Communications Corp. Senior Unsecured
07/01/21	9.250%	10,000	11,925
09/15/21	6.250%	3,000	3,099
04/15/22	8.750%	15,000	17,325
01/15/23	7.125%	18,000	19,170
01/15/25	6.875%	48,000	48,600

GLP Capital LP/Financing II, Inc.
11/01/20	4.875%	17,000	17,680
11/01/23	5.375%	18,000	18,945

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gannett Co., Inc.
10/15/23	6.375%	4,000	4,300

Gannett Co., Inc.(a)
09/15/21	4.875%	10,000	10,075
09/15/24	5.500%	11,000	11,358

Gates Global LLC/Co.(a)
07/15/22	6.000%	35,000	33,950

General Electric Capital Corp. Senior Unsecured
05/15/24	3.450%	380,000	387,267

General Motors Co. Senior Unsecured
10/02/23	4.875%	71,000	76,059

General Motors Financial Co., Inc.
09/25/21	4.375%	7,000	7,333

Gibraltar Industries, Inc.
02/01/21	6.250%	9,000	9,270

Graphic Packaging International, Inc.
04/15/21	4.750%	29,000	29,254

Group 1 Automotive, Inc.(a)
06/01/22	5.000%	8,000	7,920

H&E Equipment Services, Inc.
09/01/22	7.000%	24,000	25,620

HCA Holdings, Inc. Senior Unsecured
02/15/21	6.250%	33,000	35,516

HCA, Inc.
05/01/23	5.875%	102,000	109,650
Senior Secured
04/15/25	5.250%	33,000	34,196

HD Supply, Inc.
07/15/20	7.500%	24,000	25,560

HUB International Ltd. Senior Unsecured(a)
10/01/21	7.875%	4,000	4,170

Hertz Corp. (The)
01/15/21	7.375%	5,000	5,288

Hiland Partners LP/Finance Corp.(a)
10/01/20	7.250%	96,000	101,520
05/15/22	5.500%	19,000	18,715

Hilcorp Energy I LP/Finance Co. Senior Unsecured(a)
12/01/24	5.000%	10,000	9,600

Hilton Worldwide Finance/Corp.(a)
10/15/21	5.625%	51,000	53,741

Huntington Ingalls Industries, Inc.
03/15/18	6.875%	17,000	17,765

Huntsman International LLC
11/15/20	4.875%	44,000	44,330

IHS, Inc.(a)
11/01/22	5.000%	15,000	15,225

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IMS Health, Inc. Senior Unsecured(a)
11/01/20	6.000%	33,000	34,237

Icahn Enterprises LP/Finance Corp.
08/01/20	6.000%	11,000	11,550
02/01/22	5.875%	29,000	29,797

Indiana Michigan Power Co. Senior Unsecured
03/15/23	3.200%	1,070,000	1,073,103

International Lease Finance Corp. Senior Unsecured
04/15/18	3.875%	6,000	6,019
12/15/20	8.250%	72,000	86,400

Ipalco Enterprises, Inc. Senior Secured
05/01/18	5.000%	60,000	63,600

Iron Mountain, Inc.
08/15/23	6.000%	13,000	13,715

J. Crew Group, Inc. Senior Unsecured PIK(a)
05/01/19	7.750%	5,000	4,800

JM Huber Corp. Senior Unsecured(a)
11/01/19	9.875%	80,000	88,800

Jaguar Holding Co. II/Merger Sub, Inc. Senior Unsecured(a)
12/01/19	9.500%	16,000	17,160

Kinder Morgan Energy Partners LP Senior Unsecured
09/01/22	3.950%	1,050,000	1,047,161

Kinder Morgan, Inc. Senior Unsecured
09/15/20	6.500%	111,000	127,145

L Brands, Inc.
04/01/21	6.625%	49,000	55,492

L-3 Communications Corp.
02/15/21	4.950%	435,000	477,188

Lamar Media Corp.
02/01/22	5.875%	18,000	18,990
01/15/24	5.375%	15,000	15,525

Laredo Petroleum, Inc.
02/15/19	9.500%	30,000	31,650
01/15/22	5.625%	18,000	17,730
05/01/22	7.375%	67,000	69,680

Level 3 Escrow II, Inc.(a)
08/15/22	5.375%	75,000	76,125

Level 3 Financing, Inc.
04/01/19	9.375%	52,000	55,575

Level 3 Financing, Inc.(a)
01/15/21	6.125%	13,000	13,634

Liberty Mutual Group, Inc.(a)
05/01/22	4.950%	355,000	384,761
06/15/23	4.250%	500,000	517,122

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LifePoint Hospitals, Inc.
12/01/21	5.500%	34,000	35,615

Loews Corp. Senior Unsecured
05/15/23	2.625%	280,000	266,453

MGM Resorts International
10/01/20	6.750%	12,000	13,170
12/15/21	6.625%	50,000	54,750

MarkWest Energy Partners LP/Finance Corp.
06/15/22	6.250%	92,000	99,130
02/15/23	5.500%	39,000	41,535
07/15/23	4.500%	9,000	9,225

Mediacom Broadband LLC/Corp.
04/15/21	5.500%	3,000	3,053

Meritage Homes Corp.
03/01/18	4.500%	12,000	12,240
04/15/20	7.150%	3,000	3,300
04/01/22	7.000%	36,000	39,060

NBCUniversal Media LLC
04/01/21	4.375%	275,000	302,094
01/15/43	4.450%	305,000	310,887

NCR Corp.
12/15/21	5.875%	6,000	6,150
12/15/23	6.375%	7,000	7,385

NRG Energy, Inc.
07/15/22	6.250%	35,000	36,575

NRG Yield Operating LLC(a)
08/15/24	5.375%	22,000	22,880

Navient Corp. Senior Unsecured
01/15/19	5.500%	7,000	7,258
01/25/22	7.250%	24,000	26,820
03/25/24	6.125%	20,000	20,650

NiSource Finance Corp.
09/15/17	5.250%	2,000,000	2,207,848

Nielsen Finance Co. SARL (The)(a)
10/01/21	5.500%	24,000	24,840

Nielsen Finance LLC/Co.
10/01/20	4.500%	59,000	59,012

Nielsen Finance LLC/Co.(a)
04/15/22	5.000%	13,000	13,195

Nortek, Inc.
04/15/21	8.500%	32,000	34,400

Northrop Grumman Corp. Senior Unsecured
06/01/43	4.750%	490,000	518,511

Northwest Pipeline LLC Senior Unsecured
04/15/17	5.950%	460,000	507,736

Nuance Communications, Inc.(a)
08/15/20	5.375%	54,000	54,270

Oasis Petroleum, Inc.
03/15/22	6.875%	49,000	50,960
01/15/23	6.875%	90,000	93,600

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PPL Capital Funding, Inc.
06/01/23	3.400%	885,000	883,684

PQ Corp. Secured(a)
05/01/18	8.750%	24,000	25,440

Parsley Energy LLC/Finance Corp. Senior Unsecured(a)
02/15/22	7.500%	31,000	30,380

Peabody Energy Corp.
11/15/18	6.000%	27,000	26,123

Penn National Gaming, Inc. Senior Unsecured
11/01/21	5.875%	21,000	20,055

Penske Automotive Group, Inc.
10/01/22	5.750%	22,000	22,880

Physio-Control International, Inc. Senior Secured(a)
01/15/19	9.875%	30,000	32,325

Pinnacle Entertainment, Inc.
08/01/21	6.375%	23,000	24,610

Pinnacle Foods Finance LLC/Corp.
05/01/21	4.875%	39,000	38,610

Post Holdings, Inc.(a)
12/15/22	6.000%	12,000	11,580

Progress Energy, Inc. Senior Unsecured
04/01/22	3.150%	1,325,000	1,335,460

Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	49,000	48,877

QEP Resources, Inc. Senior Unsecured
10/01/22	5.375%	44,000	43,670

Qualitytech LP/Finance Corp.(a)
08/01/22	5.875%	11,000	11,110

RKI Exploration & Production LLC/Finance Corp.(a)
08/01/21	8.500%	16,000	15,640

RSP Permian, Inc.(a)
10/01/22	6.625%	10,000	9,973

Range Resources Corp.
03/15/23	5.000%	38,000	39,710

Regency Energy Partners LP/Finance Corp.
07/15/21	6.500%	24,000	25,500
03/01/22	5.875%	38,000	40,470
10/01/22	5.000%	7,000	7,140
04/15/23	5.500%	17,000	17,595
11/01/23	4.500%	15,000	14,888

Reynolds Group Issuer, Inc./LLC Senior Secured
08/15/19	7.875%	83,000	88,914

SABMiller Holdings, Inc.(a)
01/15/22	3.750%	505,000	521,559

SBA Communications Corp. Senior Unsecured(a)
07/15/22	4.875%	31,000	30,531

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SBA Telecommunications, Inc.
07/15/20	5.750%	25,000	26,125

SM Energy Co. Senior Unsecured
01/15/24	5.000%	2,000	1,870

STHI Holding Corp. Secured(a)
03/15/18	8.000%	51,000	53,550

Sabine Pass Liquefaction LLC Senior Secured
02/01/21	5.625%	23,000	24,093

Sabine Pass Liquefaction LLC(a) Senior Secured
03/15/22	6.250%	21,000	22,575
05/15/24	5.750%	3,000	3,101

Sally Holdings LLC/Capital, Inc.
11/15/19	6.875%	26,000	27,885

Sealed Air Corp.(a)
09/15/21	8.375%	21,000	23,783

Sempra Energy Senior Unsecured
12/01/23	4.050%	180,000	191,161

Serta Simmons Holdings LLC Senior Unsecured(a)
10/01/20	8.125%	19,000	20,378

Service Corp. International Senior Unsecured
01/15/22	5.375%	19,000	19,680

Sinclair Television Group, Inc.(a)
08/01/24	5.625%	42,000	41,475

Southern Natural Gas Co. LLC Senior Unsecured(a)
04/01/17	5.900%	2,131,000	2,335,480

Spectrum Brands, Inc.
11/15/20	6.375%	45,000	47,587
11/15/22	6.625%	32,000	34,320

Springleaf Finance Corp.
12/15/17	6.900%	60,000	64,950
06/01/20	6.000%	4,000	4,140

Springs Industries, Inc. Senior Secured
06/01/21	6.250%	44,000	43,670

Sprint Communications, Inc.(a)
11/15/18	9.000%	37,000	43,429
03/01/20	7.000%	35,000	39,042

Sprint Corp.(a)
09/15/21	7.250%	5,000	5,288
06/15/24	7.125%	34,000	34,935

Standard Pacific Corp.
12/15/21	6.250%	14,000	14,700

Synovus Financial Corp. Senior Unsecured
02/15/19	7.875%	54,000	60,480

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
T-Mobile USA, Inc.
04/28/20	6.542%	9,000	9,495
04/28/21	6.633%	26,000	27,398
01/15/22	6.125%	11,000	11,399
04/28/22	6.731%	10,000	10,575
03/01/23	6.000%	38,000	39,140
04/01/23	6.625%	4,000	4,220
04/28/23	6.836%	9,000	9,518
01/15/24	6.500%	11,000	11,523
03/01/25	6.375%	19,000	19,523

TRI Pointe Holdings, Inc. Senior Unsecured(a)
06/15/19	4.375%	7,000	6,965

Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	2,000	2,100
11/15/23	4.250%	12,000	11,880

Targa Resources Partners LP/Finance Corp.(a)
11/15/19	4.125%	13,000	13,195

Taylor Morrison Communities, Inc./Monarch, Inc.(a)
04/15/20	7.750%	44,000	47,190
03/01/24	5.625%	2,000	1,980

Teleflex, Inc.(a)
06/15/24	5.250%	2,000	2,030

Tempur Sealy International, Inc.
12/15/20	6.875%	30,000	32,025

Tenet Healthcare Corp. Senior Secured
06/01/20	4.750%	31,000	31,697
10/01/20	6.000%	37,000	39,775

Tenet Healthcare Corp.(a) Senior Unsecured
03/01/19	5.500%	55,000	56,237

Tesoro Logistics LP/Finance Corp.(a) Senior Unsecured
10/15/19	5.500%	7,000	7,193
10/15/22	6.250%	22,000	22,770

Time Warner Cable, Inc.
09/15/42	4.500%	385,000	379,537

Time Warner, Inc.
03/29/41	6.250%	250,000	300,919

TransDigm, Inc.
10/15/20	5.500%	43,000	43,000

Transcontinental Gas Pipe Line Co. LLC Senior Unsecured
04/15/16	6.400%	2,255,000	2,428,998

USG Corp.(a)
11/01/21	5.875%	9,000	9,270

United Rentals North America, Inc.
05/15/20	7.375%	41,000	44,485
04/15/22	7.625%	21,000	23,415
06/15/23	6.125%	4,000	4,305
Secured
07/15/18	5.750%	49,000	51,327

Universal Health Services, Inc. Senior Secured(a)
08/01/22	4.750%	39,000	39,707

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a) Senior Secured
09/15/22	6.750%	68,000	75,480
05/15/23	5.125%	38,000	40,090

Vail Resorts, Inc.
05/01/19	6.500%	42,000	43,890

Valeant Pharmaceuticals International, Inc.(a)
10/15/20	6.375%	35,000	35,919

VeriSign, Inc. Senior Unsecured
05/01/23	4.625%	14,000	13,948

Verizon Communications, Inc. Senior Unsecured
11/01/42	3.850%	825,000	726,961

Virgin Media Secured Finance PLC Senior Secured(a)
04/15/21	5.375%	16,000	16,580

WR Grace & Co.(a)
10/01/21	5.125%	14,000	14,586
10/01/24	5.625%	11,000	11,591

WhiteWave Foods Co. (The)
10/01/22	5.375%	26,000	27,365

Whiting Petroleum Corp.
03/15/21	5.750%	41,000	43,255

Windstream Corp.
08/01/23	6.375%	23,000	23,173

Yum! Brands, Inc. Senior Unsecured
11/01/23	3.875%	270,000	270,904

Zayo Group LLC/Capital, Inc. Senior Secured
01/01/20	8.125%	44,000	46,970

Zebra Technologies Corp. Senior Unsecured(a)
10/15/22	7.250%	33,000	34,732

iHeartCommunications, Inc. Senior Secured(a)
09/15/22	9.000%	51,000	51,255

iStar Financial, Inc Senior Unsecured
07/01/19	5.000%	21,000	20,895

Total			31,855,551

Total Corporate Bonds & Notes
(Cost: $35,658,190)			36,874,520

Residential Mortgage-Backed Securities — Agency 2.0%
United States 2.0%
Federal Home Loan Mortgage Corp.(d)
09/01/2017 -08/01/2033	6.500%	126,724	141,431

Residential Mortgage-Backed Securities — Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(d)
04/01/17	6.500%	42,603	44,382
05/01/32 - 11/01/32	7.500%	273,419	321,657
03/01/33 - 06/01/33	5.500%	495,484	558,219
04/01/33	6.000%	157,034	179,488
09/01/40	4.500%	259,523	285,367

Federal National Mortgage Association(d)(e)
06/01/33	5.000%	309,464	345,331
01/01/37	5.500%	385,536	435,872

Government National Mortgage Association(d)
10/15/33	5.500%	344,877	391,122

Total			2,702,869

Total Residential Mortgage-Backed Securities — Agency
(Cost: $2,432,766)			2,702,869

Residential Mortgage-Backed Securities — Non-Agency 0.5%
United States 0.5%
Citigroup Mortgage Loan Trust CMO Series 2013-2 Class 1A3(a)(b)(d)
11/25/37	3.110%	641,348	633,262

Total Residential Mortgage-Backed Securities —Non-Agency
(Cost: $652,140)			633,262

Commercial Mortgage-Backed Securities — Agency 3.1%
United States 3.1%
Government National Mortgage Association(d)
Series 2013-13 Class AC
04/16/46	1.700%	2,028,734	1,914,007
Series 2013-33 Class AC
05/16/46	1.744%	2,208,070	2,133,501

Total			4,047,508

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $4,204,152)			4,047,508

Commercial Mortgage-Backed Securities — Non-Agency 2.8%
United States 2.8%
Banc of America Merrill Lynch Re-Remic Trust Series 2014-FRR7 Class A(b)(d)
10/26/44	2.402%	600,000	586,971

Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A4(d)
12/11/49	5.322%	250,000	266,871

Extended Stay America Trust Series 2013-ESH5 Class A25(a)(d)
12/05/31	1.830%	1,000,000	991,493

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Commercial Mortgage-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
General Electric Capital Assurance Co. Series 2003-1 Class A4(a)(b)(d)
05/12/35	5.254%	46,409	47,328

Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A4(d)
03/10/39	5.444%	800,000	860,863

JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP3 Class ASB(b)(d)
08/15/42	4.893%	154,281	156,031

ORES NPL LLC Series 2013-LV2 Class A(a)(d)
09/25/25	3.081%	752,485	752,485

Total			3,662,042

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $3,559,161)			3,662,042

Asset-Backed Securities — Non-Agency 4.5%
Bermuda 0.6%
Cronos Containers Program I Ltd. Series 2013-1A Class A(a)
04/18/28	3.080%	850,000	843,285

Cayman Islands 0.8%
Octagon Investment Partners XXI Ltd. Series 2014-1A Class A1B(a)(b)
11/14/26	1.556%	975,000	975,000

United States 3.1%
CLI Funding V LLC Series 2013-1A(a)
03/18/28	2.830%	505,000	495,778

Centre Point Funding LLC Series 2012-2A Class 1(a)
08/20/21	2.610%	459,071	459,558

New York Mortgage Trust Residential LLC(a)(b)(f) Series 2013-RP1A Class A
07/25/18	4.250%	534,773	537,447
Series 2013-RP2A Class A
09/25/18	4.600%	482,046	485,963

OneMain Financial Issuance Trust Series 2014-2A Class A(a)
09/18/24	2.470%	350,000	350,110

SBA Tower Trust(a)
04/16/18	2.240%	900,000	889,404

SpringCastle America Funding LLC Series 2014-AA Class A(a)
05/25/23	2.700%	450,000	450,348

TAL Advantage V LLC Series 2013-1A Class A(a)
02/22/38	2.830%	437,500	430,959

Total			4,099,567

Total Asset-Backed Securities — Non-Agency
(Cost: $5,956,876)			5,917,852

Inflation-Indexed Bonds(g) 2.7%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Italy 1.1%
Italy Buoni Poliennali Del Tesoro
09/15/41	2.550%	EUR	1,083,310	1,434,804

United States 1.6%
U.S. Treasury Inflation-Indexed Bond
02/15/43	0.625%		2,275,988	2,078,974

Total Inflation-Indexed Bonds
(Cost: $3,546,101)				3,513,778

U.S. Treasury Obligations 3.1%
United States 3.1%
U.S. Treasury
11/15/23	2.750%		135,000	140,337
02/15/24	2.750%		470,300	488,451
08/15/24	2.375%		350,000	351,367
02/15/42	3.125%		275,000	279,512
05/15/42	3.000%		680,000	674,156
11/15/42	2.750%		965,000	907,401
02/15/43	3.125%		225,000	227,654
05/15/43	2.875%		720,000	693,225
02/15/44	3.625%		290,000	321,832

Total				4,083,935

Total U.S. Treasury Obligations
(Cost: $3,968,663)				4,083,935

Foreign Government Obligations(g)(h) 43.8%
Argentina 0.1%
Argentina Bonar Bonds
04/17/17	7.000%		194,000	172,175

Australia 2.5%
Australia Government Bond Senior Unsecured
10/21/19	2.750%	AUD	3,800,000	3,331,927

Brazil 3.4%
Banco Nacional de Desenvolvimento Economico e Social Senior Unsecured(a)
06/10/19	6.500%		210,000	234,150

Brazil Notas do Tesouro Nacional Senior Notes
01/01/17	10.000%	BRL	8,858,000	3,545,348

Brazilian Government International Bond Senior Unsecured
01/07/41	5.625%		270,000	291,028

Petrobras International Finance Co. SA
01/27/21	5.375%		420,000	429,357

Total				4,499,883

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(g)(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Colombia 2.0%
Colombia Government International Bond Senior Unsecured
01/18/41	6.125%		235,000	281,139

Corporación Andina de Fomento
06/15/22	4.375%		432,000	464,238

Empresas Publicas de Medellin ESP Senior Unsecured(a)
09/10/24	7.625%	COP	3,995,000,000	1,944,201

Total				2,689,578

Croatia 0.2%
Croatia Government International Bond Senior Unsecured(a)
01/26/24	6.000%		300,000	324,375

Dominican Republic 0.6%
Dominican Republic International Bond Senior Unsecured(a)
04/20/27	8.625%		700,000	862,750

El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/27	6.375%		250,000	256,250

Georgia 0.3%
Georgian Railway JSC Senior Unsecured(a)
07/11/22	7.750%		300,000	336,000

Ghana 0.3%
Republic of Ghana(a)
01/18/26	8.125%		400,000	402,000

Guatemala 0.5%
Guatemala Government Bond Senior Unsecured(a)
06/06/22	5.750%		600,000	658,500

Hungary 0.9%
Hungary Government International Bond
Senior Unsecured
03/25/24	5.375%		600,000	639,750
03/29/41	7.625%		450,000	581,625

Total				1,221,375

Indonesia 3.6%
Indonesia Government International Bond(a)
Senior Unsecured
01/17/18	6.875%		500,000	566,465
10/12/35	8.500%		190,000	265,050
01/17/38	7.750%		140,000	184,275

Foreign Government Obligations(g)(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Indonesia Treasury Bond Senior Unsecured
05/15/16	10.750%	IDR	3,620,000,000	313,474
11/15/20	11.000%	IDR	10,840,000,000	1,021,830
07/15/22	10.250%	IDR	8,394,000,000	776,742
03/15/29	9.000%	IDR	10,920,000,000	949,069

PT Pertamina Persero Senior Unsecured
05/20/23	4.300%		700,000	680,750

Total				4,757,655

Italy 0.3%
Italy Buoni Poliennali Del Tesoro
11/01/26	7.250%	EUR	283	520

Italy Buoni Poliennali Del Tesoro(a)
09/01/44	4.750%	EUR	280,000	415,620

Total				416,140

Kazakhstan 0.2%
KazMunayGas National Co. JSC Senior Unsecured(a)
07/02/18	9.125%		250,000	295,313

Lithuania 0.7%
Lithuania Government International Bond Senior Unsecured
02/07/18	4.850%	EUR	470,000	669,376

Lithuania Government International Bond(a) Senior Unsecured
09/14/17	5.125%		210,000	230,082

Total				899,458

Malaysia 2.4%
Malaysia Government Bond Senior Unsecured
03/31/20	3.492%	MYR	6,920,000	2,084,720

Petronas Capital Ltd.(a)
08/12/19	5.250%		970,000	1,092,707

Total				3,177,427

Mexico 4.0%
Mexican Bonos
12/07/23	8.000%	MXN	7,000,000	596,497
05/31/29	8.500%	MXN	5,200,000	459,357
Senior Unsecured
11/23/34	7.750%	MXN	40,400,000	3,351,746

Mexico Government International Bond Senior Unsecured
09/27/34	6.750%		270,000	348,705

Petroleos Mexicanos
01/24/22	4.875%		500,000	533,000

Total				5,289,305

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(g)(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Netherlands 0.2%
Petrobras Global Finance BV
03/17/24	6.250%		230,000	244,550

New Zealand 2.8%
New Zealand Government Bond Senior Unsecured
03/15/19	5.000%	NZD	2,150,000	1,757,207
04/15/23	5.500%	NZD	2,240,000	1,930,413

Total				3,687,620

Panama 0.2%
Ena Norte Trust Pass-Through Certificates(a)
04/25/23	4.950%		225,101	231,291

Paraguay 0.1%
Republic of Paraguay(a)
08/11/44	6.100%		150,000	160,875

Peru 1.7%
Corporacion Financiera de Desarrollo SA Subordinated Notes(a)(b)
07/15/29	5.250%		300,000	307,650

Peruvian Government International Bond Senior Unsecured
07/21/25	7.350%		150,000	198,375
08/12/26	8.200%	PEN	4,030,000	1,687,554

Total				2,193,579

Philippines 0.3%
Power Sector Assets & Liabilities Management Corp. Government Guaranteed(a)
05/27/19	7.250%		290,000	345,100

Poland 1.3%
Poland Government Bond
10/25/21	5.750%	PLN	4,750,000	1,726,568

Portugal 3.3%
Portugal Obrigacoes do Tesouro OT(a) Senior Unsecured
06/14/19	4.750%	EUR	1,650,000	2,329,137
04/15/21	3.850%	EUR	1,450,000	1,975,407

Total				4,304,544

Romania 0.4%
Romanian Government International Bond Senior Unsecured(a)
01/22/24	4.875%		450,000	483,187

Foreign Government Obligations(g)(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Russian Federation 1.1%
AK Transneft OJSC Via TransCapitalInvest Ltd. Senior Unsecured(a)
08/07/18	8.700%		100,000	111,045

Gazprom OAO Via Gaz Capital SA(a) Senior Unsecured
11/22/16	6.212%		100,000	104,294
03/07/22	6.510%		550,000	574,063
08/16/37	7.288%		230,000	244,950

Russian Foreign Bond — Eurobond Senior Unsecured(b)
03/31/30	7.500%		327,500	371,545

Total				1,405,897

Serbia 0.2%
Republic of Serbia(a)
12/03/18	5.875%		200,000	211,750

South Korea 0.8%
Export-Import Bank of Korea Senior Unsecured
01/14/15	5.875%		450,000	454,643
04/11/22	5.000%		500,000	564,148

Total				1,018,791

Spain 2.4%
Spain Government Bond Senior Unsecured
01/31/22	5.850%	EUR	920,000	1,495,735

Spain Government Bond(a)
10/31/44	5.150%	EUR	1,060,000	1,736,339

Total				3,232,074

Sweden 1.0%
Sweden Government Bond
08/12/17	3.750%	SEK	4,530,000	675,744
06/01/22	3.500%	SEK	4,000,000	646,162

Total				1,321,906

Thailand 0.7%
Thailand Government Bond Senior Unsecured
03/13/18	5.125%	THB	26,490,000	877,479

Trinidad and Tobago 0.6%
Petroleum Co. of Trinidad & Tobago Ltd. Senior Unsecured(a)
08/14/19	9.750%		600,000	750,000

Turkey 2.0%
Export Credit Bank of Turkey Senior Unsecured(a)
09/23/21	5.000%		600,000	604,500

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Foreign Government Obligations(g)(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Turkey Government International Bond Senior Unsecured
02/16/17	5.500%	EUR	480,000	653,272
03/17/36	6.875%		1,140,000	1,379,400

Total				2,637,172

United Kingdom 1.1%
United Kingdom Gilt
12/07/38	4.750%	GBP	684,000	1,448,178

Uruguay 0.3%
Uruguay Government International Bond Senior Unsecured
03/21/36	7.625%		275,000	374,688

Venezuela 0.8%
Petroleos de Venezuela SA
04/12/17	5.250%		590,000	391,170

Venezuela Government International Bond Senior Unsecured
02/26/16	5.750%		20,000	17,000
05/07/23	9.000%		931,000	598,167

Total				1,006,337

Zambia 0.3%
Zambia Government International Bond Senior Unsecured(a)
04/14/24	8.500%		400,000	457,000

Total Foreign Government Obligations
(Cost: $58,814,275)				57,708,697

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)		Value ($)
Canada —%
Four Seasons Holdings, Inc. 2nd Lien Term Loan(b)(i)
12/28/20	6.250%		6,000	6,015

Senior Loans 0.1% (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
United States 0.1%
Applied Systems, Inc. 1st Lien Term Loan(b)(i)
01/25/21	4.250%	1,985	1,963

Axalta Coating Systems Dutch Holding B BV Tranche B Term Loan(b)(i)
02/01/20	3.750%	8,496	8,353

CHS/Community Health Systems, Inc. Tranche D Term Loan(b)(i)
01/27/21	4.250%	6,947	6,950

PQ Corp. Term Loan(b)(i)
08/07/17	4.000%	25,651	25,357

Rite Aid Corp. 2nd Lien Tranche 1 Term Loan(b)(i)
08/21/20	5.750%	34,000	34,170

U.S. Renal Care, Inc. 1st Lien Tranche B-2 Term Loan(b)(i)
07/03/19	4.250%	7,920	7,860

Total			84,653

Total Senior Loans
(Cost: $91,411)			90,668

Money Market Funds 8.4%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.092%(j)(k)		11,082,966	11,082,966

Total Money Market Funds
(Cost: $11,082,966)			11,082,966

Total Investments
(Cost: $129,966,701)			130,318,097

Other Assets & Liabilities, Net			1,357,870

Net Assets			131,675,967

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at October 31, 2014

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Citigroup Global Markets Inc.	11/14/2014	11,124,000 AUD	9,784,559 USD	2,228	—

Citigroup Global Markets Inc.	11/14/2014	1,548,000 AUD	1,357,875 USD	—	(3,421)

Citigroup Global Markets Inc.	11/14/2014	13,264,000 NZD	10,415,818 USD	86,524	—

Citigroup Global Markets Inc.	11/25/2014	3,821,000 AUD	3,333,020 USD	—	(24,564)

Credit Suisse Securities (USA) L.L.C.	11/14/2014	8,832,000 CHF	9,343,213 USD	163,072	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Forward Foreign Currency Exchange Contracts Open at October 31, 2014 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)

Credit Suisse Securities (USA) L.L.C.	11/14/2014	6,686,924 USD	5,224,000 EUR	—	(140,049)

Deutsche Bank	11/25/2014	9,110,000 BRL	3,596,114 USD	—	(56,769)

Deutsche Bank	11/25/2014	1,624,691 USD	1,730,458,000 KRW	—	(12,868)

Deutsche Bank	11/25/2014	235,559 USD	534,000 TRY	3,541	—

Goldman, Sachs & Co.	11/14/2014	10,645,247 USD	144,034,000 MXN	44,071	—

Goldman, Sachs & Co.	11/14/2014	2,525,006 USD	34,004,000 MXN	—	(1,438)

Goldman, Sachs & Co.	11/25/2014	5,126,000 SEK	712,583 USD	18,364	—

Goldman, Sachs & Co.	11/25/2014	318,152 USD	3,548,000 ZAR	2,420	—

HSBC Securities (USA), Inc.	11/14/2014	2,031,473,000 JPY	18,891,944 USD	804,916	—

HSBC Securities (USA), Inc.	11/14/2014	16,824,953 USD	1,815,000,000 JPY	—	(665,271)

HSBC Securities (USA), Inc.	11/25/2014	14,363,426 USD	1,531,845,000 JPY	—	(723,660)

J.P. Morgan Securities, Inc.	11/14/2014	4,275,000 EUR	5,455,853 USD	98,294	—

J.P. Morgan Securities, Inc.	11/14/2014	6,745,095 USD	5,320,000 EUR	—	(77,910)

J.P. Morgan Securities, Inc.	11/14/2014	4,048,322 USD	26,105,000 NOK	—	(179,351)

J.P. Morgan Securities, Inc.	11/25/2014	16,884,000 EUR	21,575,541 USD	414,514	—

J.P. Morgan Securities, Inc.	11/25/2014	27,426,955 USD	21,462,000 EUR	—	(528,237)

Standard Chartered Bank	11/14/2014	8,270,000 CNY	1,344,388 USD	—	(5,134)

Standard Chartered Bank	11/14/2014	5,442,000 GBP	8,787,009 USD	82,148	—

Standard Chartered Bank	11/14/2014	1,346,686 USD	8,270,000 CNY	2,836	—

Standard Chartered Bank	11/14/2014	6,723,696 USD	4,200,000 GBP	—	(5,502)

Standard Chartered Bank	11/25/2014	1,820,000 GBP	2,925,332 USD	14,375	—

UBS Securities	11/14/2014	7,583,000 NZD	6,044,290 USD	139,056	—

UBS Securities	11/25/2014	4,723,000 NZD	3,737,121 USD	63,015	—

Total				1,939,374	(2,424,174)

Futures Contracts Outstanding at October 31, 2014

At October 31, 2014, securities totaling $620,101 were pledged as collateral to cover initial margin requirements on open futures contracts.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
US 2YR NOTE	9	USD	1,976,063	12/2014	5,893	—

US ULTRA T-BOND	11	USD	1,724,938	12/2014	89,258	—

EURO-BUND	8	EUR	1,512,903	12/2014	—	(713)

Total					95,151	(713)

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO BUXL 30YR BOND	(20)	EUR	(3,642,155)	12/2014	—	(134,285)

EURO-BOBL	(19)	EUR	(3,048,852)	12/2014	—	(7,359)

US 10YR NOTE	(273)	USD	(34,496,111)	12/2014	—	(314,128)

US 5YR NOTE	(143)	USD	(17,078,446)	12/2014	—	(107,465)

Total					—	(563,237)

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Credit Default Swap Contracts Outstanding at October 31, 2014

At October 31, 2014, cash totaling $462,812 was pledged as collateral to cover open centrally cleared credit default swap contracts.

Sell Protection

Counterparty	Reference Entity	Expiration Date	Receive Fixed Rate (%)	Implied Credit Spread (%)*	Notional Amount ($)	Market Value ($)	Periodic Payments Receivable (Payable) ($)	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley**	CDX North America High Yield 23-V1	12/20/2019	5.000	3.43	9,815,000	155,996	54,528	210,524	—

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

**	Centrally cleared swap contract.

Notes to Portfolio of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the value of these securities amounted to $37,865,254 or 28.76% of net assets.

(b)	Variable rate security.

(c)	Represents a security purchased on a when-issued or delayed delivery basis.

(d)	The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(e)	This security, or a portion of this security, has been pledged as collateral in connection with open futures contracts. These values are denoted within the Investments in Derivatives section of the Portfolio of Investments.

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At October 31, 2014, the value of these securities amounted to $1,023,410, which represents 0.78% of net assets.

(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(h)	Principal and interest may not be guaranteed by the government.

(i)	Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of October 31, 2014. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.

(j)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,499,301	76,924,869	(70,341,204)	11,082,966	6,019	11,082,966

Abbreviation Legend

CMO	Collateralized Mortgage Obligation
PIK	Payment-in-Kind

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
COP	Colombian Peso
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgits
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peru Nuevos Soles
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thailand Baht
TRY	Turkish Lira
USD	US Dollar
ZAR	South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Corporate Bonds & Notes	—	36,874,520	—	36,874,520

Residential Mortgage-Backed Securities — Agency	—	2,702,869	—	2,702,869

Residential Mortgage-Backed Securities — Non-Agency	—	633,262	—	633,262

Commercial Mortgage-Backed Securities — Agency	—	4,047,508	—	4,047,508

Commercial Mortgage-Backed Securities — Non-Agency	—	3,662,042	—	3,662,042

Asset-Backed Securities — Non-Agency	—	3,569,332	2,348,520	5,917,852

Inflation-Indexed Bonds	—	3,513,778	—	3,513,778

U.S. Treasury Obligations	4,083,935	—	—	4,083,935

Foreign Government Obligations	—	57,708,697	—	57,708,697

Total Bonds	4,083,935	112,712,008	2,348,520	119,144,463

Other

Senior Loans

Lodging	—	—	6,015	6,015

All Other Industries	—	84,653	—	84,653

Total Other	—	84,653	6,015	90,668

Mutual Funds

Money Market Funds	11,082,966	—	—	11,082,966

Total Mutual Funds	11,082,966	—	—	11,082,966

Investments in Securities	15,166,901	112,796,661	2,354,535	130,318,097

Derivatives

Assets

Forward Foreign Currency Exchange Contracts	—	1,939,374	—	1,939,374

Futures Contracts	95,151	—	—	95,151

Swap Contracts	—	210,524	—	210,524

Liabilities

Forward Foreign Currency Exchange Contracts	—	(2,424,174)	—	(2,424,174)

Futures Contracts	(563,950)	—	—	(563,950)

Total	14,698,102	112,522,385	2,354,535	129,575,022

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Global Bond Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value:

	Asset-Backed Securities — Non-Agency ($)	Senior Loans ($)	Total ($)
Balance as of October 31, 2013	—	8,050	8,050

Accrued discounts/premiums	(26)	—	(26)

Realized gain (loss)	—	100	100

Change in unrealized appreciation (depreciation)(a)	(478)	(245)	(723)

Sales	—	(8,040)	(8,040)

Purchases	2,349,024	—	2,349,024

Transfers into Level 3	—	6,150	6,150

Transfers out of Level 3	—	—	—

Balance as of October 31, 2014	2,348,520	6,015	2,354,535

(a)	Change in unrealized depreciation relating to securities held at October 31, 2014 was $(613), which is comprised of Asset-Backed Securities — Non-Agency of $(478) and Senior Loans of $(135).

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain asset backed securities and senior loans classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

Financial Assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, as of period end, management determined to value the security(s) under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Global Bond Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $118,883,735)	$119,235,131

Affiliated issuers (identified cost $11,082,966)	11,082,966

Total investments (identified cost $129,966,701)	130,318,097

Cash	181

Foreign currency (identified cost $150,659)	150,437

Margin deposits	462,812

Unrealized appreciation on forward foreign currency exchange contracts	1,939,374

Receivable for:

Investments sold	281,934

Capital shares sold	159,354

Dividends	995

Interest	1,201,274

Reclaims	78,574

Variation margin	126,520

Expense reimbursement due from Investment Manager	813

Prepaid expenses	2,766

Total assets	134,723,131

Liabilities

Unrealized depreciation on forward foreign currency exchange contracts	2,424,174

Payable for:

Investments purchased	271,117

Investments purchased on a delayed delivery basis	106,000

Capital shares purchased	121,427

Variation margin	17,845

Investment management fees	2,063

Distribution and/or service fees	1,004

Transfer agent fees	18,482

Administration fees	290

Plan administration fees	1

Compensation of board members	32,570

Other expenses	52,191

Total liabilities	3,047,164

Net assets applicable to outstanding capital stock	$131,675,967

Represented by

Paid-in capital	$131,870,076

Excess of distributions over net investment income	(1,346,359)

Accumulated net realized gain	1,559,733

Unrealized appreciation (depreciation) on:

Investments	351,396

Foreign currency translations	(15,804)

Forward foreign currency exchange contracts	(484,800)

Futures contracts	(468,799)

Swap contracts	210,524

Total — representing net assets applicable to outstanding capital stock	$131,675,967

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Global Bond Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$121,976,831

Shares outstanding	19,329,580

Net asset value per share	$6.31

Maximum offering price per share(a)	$6.62

Class B

Net assets	$1,646,974

Shares outstanding	260,507

Net asset value per share	$6.32

Class C

Net assets	$4,319,353

Shares outstanding	691,940

Net asset value per share	$6.24

Class I

Net assets	$10,316

Shares outstanding	1,638

Net asset value per share	$6.30

Class K

Net assets	$121,219

Shares outstanding	19,176

Net asset value per share	$6.32

Class R

Net assets	$32,440

Shares outstanding	5,163

Net asset value per share	$6.28

Class W

Net assets	$90,079

Shares outstanding	14,278

Net asset value per share	$6.31

Class Y

Net assets	$10,109

Shares outstanding	1,607

Net asset value per share	$6.29

Class Z

Net assets	$3,468,646

Shares outstanding	548,453

Net asset value per share	$6.32

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

26	Annual Report 2014

Columbia Global Bond Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income
Income:
Dividends — affiliated issuers	$6,019
Interest	5,591,484
Foreign taxes withheld	(10,251)

Total income	5,587,252

Expenses:
Investment management fees	843,306
Distribution and/or service fees
Class A	342,768
Class B	21,417
Class C	52,519
Class R	94
Class W	254
Transfer agent fees
Class A	391,932
Class B	6,138
Class C	15,029
Class K	60
Class R	54
Class W	291
Class Z	9,097
Administration fees	118,359
Plan administration fees
Class K	299
Compensation of board members	14,904
Custodian fees	33,782
Printing and postage fees	62,818
Registration fees	100,020
Professional fees	36,301
Other	12,619

Total expenses	2,062,061
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(412,555)
Expense reductions	(40)

Total net expenses	1,649,466

Net investment income	3,937,786

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,165,662
Foreign currency translations	(190,475)
Forward foreign currency exchange contracts	(1,140,979)
Futures contracts	(741,513)
Swap contracts	(39,005)

Net realized gain	1,053,690
Net change in unrealized appreciation (depreciation) on:
Investments	(4,405,510)
Foreign currency translations	(36,961)
Forward foreign currency exchange contracts	(649,470)
Futures contracts	(134,123)
Swap contracts	210,524

Net change in unrealized depreciation	(5,015,540)

Net realized and unrealized loss	(3,961,850)

Net decrease in net assets from operations	$(24,064)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	27

Columbia Global Bond Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Operations

Net investment income	$3,937,786	$4,931,894

Net realized gain (loss)	1,053,690	(99,327)

Net change in unrealized depreciation	(5,015,540)	(15,928,927)

Net decrease in net assets resulting from operations	(24,064)	(11,096,360)

Distributions to shareholders

Net investment income

Class A	(290,032)	(13,198,488)

Class B	(111)	(324,525)

Class C	(277)	(508,118)

Class I	(28)	(711)

Class K	(350)	(26,193)

Class R	(6)	(319)

Class W	(225)	(1,885,645)

Class Y	(7)	(171)

Class Z	(8,294)	(161,376)

Net realized gains

Class A	(2,308,265)	(610,803)

Class B	(38,525)	(16,571)

Class C	(96,384)	(25,863)

Class I	(141)	(31)

Class K	(2,325)	(1,219)

Class R	(70)	(15)

Class W	(1,788)	(93,323)

Class Y	(34)	(7)

Class Z	(49,692)	(6,056)

Total distributions to shareholders	(2,796,554)	(16,859,434)

Decrease in net assets from capital stock activity	(36,743,068)	(58,712,976)

Total decrease in net assets	(39,563,686)	(86,668,770)

Net assets at beginning of year	171,239,653	257,908,423

Net assets at end of year	$131,675,967	$171,239,653

Excess of distributions over net investment income	$(1,346,359)	$(9,257,908)

(a)	Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

28	Annual Report 2014

Columbia Global Bond Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	1,425,853	8,990,144	2,905,945	19,434,475

Distributions reinvested	406,784	2,509,855	1,937,853	13,184,166

Redemptions	(7,208,248)	(45,438,284)	(9,198,144)	(60,532,731)

Net decrease	(5,375,611)	(33,938,285)	(4,354,346)	(27,914,090)

Class B shares

Subscriptions	3,844	24,247	34,900	239,016

Distributions reinvested	6,012	37,397	47,674	328,477

Redemptions(b)	(195,122)	(1,237,281)	(436,549)	(2,868,062)

Net decrease	(185,266)	(1,175,637)	(353,975)	(2,300,569)

Class C shares

Subscriptions	135,205	847,664	385,407	2,584,361

Distributions reinvested	15,015	92,190	77,063	524,032

Redemptions	(450,280)	(2,806,248)	(649,517)	(4,221,836)

Net decrease	(300,060)	(1,866,394)	(187,047)	(1,113,443)

Class I shares

Subscriptions	191	1,200	—	—

Net increase	191	1,200	—	—

Class K shares

Subscriptions	4,169	26,731	2,541	17,709

Distributions reinvested	433	2,675	4,025	27,411

Redemptions	(9,197)	(56,871)	(39,557)	(260,455)

Net decrease	(4,595)	(27,465)	(32,991)	(215,335)

Class R shares

Subscriptions	4,524	28,610	—	—

Redemptions	(77)	(493)	—	—

Net increase	4,447	28,117	—	—

Class W shares

Subscriptions	872	5,500	373,858	2,618,161

Distributions reinvested	313	1,932	290,126	1,978,621

Redemptions	(6,276)	(39,385)	(4,965,531)	(33,273,416)

Net decrease	(5,091)	(31,953)	(4,301,547)	(28,676,634)

Class Y shares

Subscriptions	1,260	7,900	347	2,500

Net increase	1,260	7,900	347	2,500

Class Z shares

Subscriptions	156,776	994,569	431,935	2,946,705

Distributions reinvested	9,179	56,637	24,437	165,479

Redemptions	(126,246)	(791,757)	(241,460)	(1,607,589)

Net increase	39,709	259,449	214,912	1,504,595

Total net decrease	(5,825,016)	(36,743,068)	(9,014,647)	(58,712,976)

(a)	Class Y shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	29

Columbia Global Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.41		$7.22		$7.35		$7.47		$7.10

Income from investment operations:

Net investment income	0.17		0.16		0.18		0.22		0.23

Net realized and unrealized gain (loss)	(0.16)		(0.49)		0.17		(0.05)		0.31

Total from investment operations	0.01		(0.33)		0.35		0.17		0.54

Less distributions to shareholders:

Net investment income	(0.01)		(0.46)		(0.45)		(0.29)		(0.17)

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.11)		(0.48)		(0.48)		(0.29)		(0.17)

Net asset value, end of period	$6.31		$6.41		$7.22		$7.35		$7.47

Total return	0.19%		(4.89%)		5.20%		2.46%		7.70%

Ratios to average net assets(a)

Total gross expenses	1.36%		1.33%		1.33%		1.35%		1.34%

Total net expenses(b)	1.08	%(c)	1.10	%(c)	1.15	%(c)	1.21	%(c)	1.25%

Net investment income	2.69%		2.37%		2.51%		2.95%		3.31%

Supplemental data

Net assets, end of period (in thousands)	$121,977		$158,471		$209,873		$223,462		$246,929

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

30	Annual Report 2014

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.46		$7.28		$7.41		$7.52		$7.14

Income from investment operations:

Net investment income	0.12		0.11		0.13		0.16		0.18

Net realized and unrealized gain (loss)	(0.16)		(0.49)		0.18		(0.04)		0.31

Total from investment operations	(0.04)		(0.38)		0.31		0.12		0.49

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.42)		(0.41)		(0.23)		(0.11)

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.10)		(0.44)		(0.44)		(0.23)		(0.11)

Net asset value, end of period	$6.32		$6.46		$7.28		$7.41		$7.52

Total return	(0.63%)		(5.62%)		4.50%		1.72%		6.89%

Ratios to average net assets(b)

Total gross expenses	2.11%		2.09%		2.10%		2.12%		2.10%

Total net expenses(c)	1.83	%(d)	1.85	%(d)	1.90	%(d)	1.96	%(d)	2.02%

Net investment income	1.94%		1.60%		1.79%		2.22%		2.58%

Supplemental data

Net assets, end of period (in thousands)	$1,647		$2,881		$5,819		$9,836		$18,513

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	31

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.38		$7.19		$7.33		$7.45		$7.08

Income from investment operations:

Net investment income	0.12		0.11		0.12		0.16		0.18

Net realized and unrealized gain (loss)	(0.16)		(0.48)		0.18		(0.04)		0.31

Total from investment operations	(0.04)		(0.37)		0.30		0.12		0.49

Less distributions to shareholders:

Net investment income	(0.00	)(a)	(0.42)		(0.41)		(0.24)		(0.12)

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.10)		(0.44)		(0.44)		(0.24)		(0.12)

Net asset value, end of period	$6.24		$6.38		$7.19		$7.33		$7.45

Total return	(0.64%)		(5.53%)		4.42%		1.70%		6.95%

Ratios to average net assets(b)

Total gross expenses	2.11%		2.08%		2.09%		2.10%		2.10%

Total net expenses(c)	1.83	%(d)	1.85	%(d)	1.90	%(d)	1.95	%(d)	2.01%

Net investment income	1.94%		1.62%		1.73%		2.21%		2.58%

Supplemental data

Net assets, end of period (in thousands)	$4,319		$6,331		$8,481		$5,926		$6,162

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32	Annual Report 2014

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$6.38	$7.19	$7.36	$7.48	$7.11

Income from investment operations:

Net investment income	0.20	0.19	0.21	0.25	0.26

Net realized and unrealized gain (loss)	(0.16)	(0.49)	0.17	(0.05)	0.31

Total from investment operations	0.04	(0.30)	0.38	0.20	0.57

Less distributions to shareholders:

Net investment income	(0.02)	(0.49)	(0.52)	(0.32)	(0.20)

Net realized gains	(0.10)	(0.02)	(0.03)	—	—

Total distributions to shareholders	(0.12)	(0.51)	(0.55)	(0.32)	(0.20)

Net asset value, end of period	$6.30	$6.38	$7.19	$7.36	$7.48

Total return	0.63%	(4.47%)	5.63%	2.94%	8.16%

Ratios to average net assets(a)

Total gross expenses	0.83%	0.77%	0.77%	0.82%	0.86%

Total net expenses(b)	0.63%	0.64%	0.71%	0.76%	0.82%

Net investment income	3.14%	2.82%	3.02%	3.40%	3.70%

Supplemental data

Net assets, end of period (in thousands)	$10	$9	$10	$3,369	$195,613

Portfolio turnover	62%	47%	34%	57%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	33

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$6.42	$7.23	$7.36	$7.48	$7.11

Income from investment operations:

Net investment income	0.18	0.17	0.19	0.23	0.24

Net realized and unrealized gain (loss)	(0.17)	(0.49)	0.18	(0.05)	0.31

Total from investment operations	0.01	(0.32)	0.37	0.18	0.55

Less distributions to shareholders:

Net investment income	(0.01)	(0.47)	(0.47)	(0.30)	(0.18)

Net realized gains	(0.10)	(0.02)	(0.03)	—	—

Total distributions to shareholders	(0.11)	(0.49)	(0.50)	(0.30)	(0.18)

Net asset value, end of period	$6.32	$6.42	$7.23	$7.36	$7.48

Total return	0.23%	(4.73%)	5.39%	2.60%	7.85%

Ratios to average net assets(a)

Total gross expenses	1.13%	1.08%	1.08%	1.12%	1.18%

Total net expenses(b)	0.93%	0.95%	1.00%	1.06%	1.12%

Net investment income	2.85%	2.48%	2.65%	3.10%	3.35%

Supplemental data

Net assets, end of period (in thousands)	$121	$153	$410	$291	$407

Portfolio turnover	62%	47%	34%	57%	62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

34	Annual Report 2014

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$6.40		$7.20		$7.34		$7.46		$6.98

Income from investment operations:

Net investment income	0.16		0.14		0.16		0.20		0.16

Net realized and unrealized gain (loss)	(0.17)		(0.47)		0.17		(0.05)		0.40

Total from investment operations	(0.01)		(0.33)		0.33		0.15		0.56

Less distributions to shareholders:

Net investment income	(0.01)		(0.45)		(0.44)		(0.27)		(0.08)

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.11)		(0.47)		(0.47)		(0.27)		(0.08)

Net asset value, end of period	$6.28		$6.40		$7.20		$7.34		$7.46

Total return	(0.19%)		(4.98%)		4.83%		2.21%		8.15%

Ratios to average net assets(b)

Total gross expenses	1.62%		1.58%		1.60%		1.59%		1.66	%(c)

Total net expenses(d)	1.34	%(e)	1.34	%(e)	1.40	%(e)	1.46	%(e)	1.59	%(c)

Net investment income	2.46%		2.16%		2.26%		2.69%		3.58	%(c)

Supplemental data

Net assets, end of period (in thousands)	$32		$5		$5		$5		$5

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	Based on operations from March 15, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	35

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$6.41		$7.22		$7.35		$7.46		$7.09

Income from investment operations:

Net investment income	0.17		0.17		0.18		0.22		0.22

Net realized and unrealized gain (loss)	(0.16)		(0.51)		0.17		(0.04)		0.31

Total from investment operations	0.01		(0.34)		0.35		0.18		0.53

Less distributions to shareholders:

Net investment income	(0.01)		(0.45)		(0.45)		(0.29)		(0.16)

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.11)		(0.47)		(0.48)		(0.29)		(0.16)

Net asset value, end of period	$6.31		$6.41		$7.22		$7.35		$7.46

Total return	0.19%		(5.04%)		5.18%		2.59%		7.66%

Ratios to average net assets(a)

Total gross expenses	1.36%		1.36%		1.34%		1.36%		1.31%

Total net expenses(b)	1.08	%(c)	1.13	%(c)	1.16	%(c)	1.21	%(c)	1.27%

Net investment income	2.69%		2.38%		2.56%		2.95%		3.15%

Supplemental data

Net assets, end of period (in thousands)	$90		$124		$31,187		$52,531		$69,842

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

36	Annual Report 2014

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Y	2014	2013(a)
Per share data
Net asset value, beginning of period	$6.37	$7.20

Income from investment operations:

Net investment income	0.20	0.18

Net realized and unrealized loss	(0.16)	(0.50)

Total from investment operations	0.04	(0.32)

Less distributions to shareholders:

Net investment income	(0.02)	(0.49)

Net realized gains	(0.10)	(0.02)

Total distributions to shareholders	(0.12)	(0.51)

Net asset value, end of period	$6.29	$6.37

Total return	0.63%	(4.75%)

Ratios to average net assets(b)

Total gross expenses	0.83%	0.79	%(c)

Total net expenses(d)	0.64%	0.64	%(c)

Net investment income	3.15%	2.86	%(c)

Supplemental data

Net assets, end of period (in thousands)	$10	$2

Portfolio turnover	62%	47%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	37

Columbia Global Bond Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$6.42		$7.22		$7.36		$7.48		$7.33

Income from investment operations:

Net investment income	0.19		0.17		0.19		0.23		0.01

Net realized and unrealized gain (loss)	(0.18)		(0.47)		0.17		(0.03)		0.14

Total from investment operations	0.01		(0.30)		0.36		0.20		0.15

Less distributions to shareholders:

Net investment income	(0.01)		(0.48)		(0.47)		(0.32)		—

Net realized gains	(0.10)		(0.02)		(0.03)		—		—

Total distributions to shareholders	(0.11)		(0.50)		(0.50)		(0.32)		—

Net asset value, end of period	$6.32		$6.42		$7.22		$7.36		$7.48

Total return	0.26%		(4.50%)		5.34%		2.83%		2.05%

Ratios to average net assets(b)

Total gross expenses	1.11%		1.08%		1.08%		0.96%		1.13	%(c)

Total net expenses(d)	0.83	%(e)	0.84	%(e)	0.89	%(e)	0.94	%(e)	0.95	%(c)

Net investment income	2.94%		2.65%		2.70%		3.19%		2.31	%(c)

Supplemental data

Net assets, end of period (in thousands)	$3,469		$3,264		$2,123		$768		$8

Portfolio turnover	62%		47%		34%		57%		62%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

38	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Global Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Asset and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for

Annual Report 2014	39

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in

40	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage over a specified time period or if the Fund fails to meet the terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet the terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivative contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures

Annual Report 2014	41

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Credit Default Swap Contracts

The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator

42	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

Offsetting of Derivative Assets and Derivative Liabilities

The following tables present the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of October 31, 2014:

	Gross Amounts of Recognized Assets ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Assets Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(a) ($)	Cash Collateral Received ($)	Securities Collateral Received ($)	Net Amount(b) ($)
Asset Derivatives:
Forward foreign currency exchange contracts	1,939,374	—	1,939,374	1,501,373	—	—	438,001
Centrally cleared swap contracts(c)	43,659	—	43,659	—	—	—	43,659
Total	1,983,033	—	1,983,033	1,501,373	—	—	481,660

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities
				Financial Instruments(d) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)	Net Amount(e) ($)
Liability Derivatives:
Forward foreign currency exchange contracts	2,424,174	—	2,424,174	1,501,373	—	—	922,801

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due from counterparties in the event of default.

(c)	Centrally cleared swaps are included within receivable for variation margin on the Statement of Assets and Liabilities.

(d)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the

Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2014	43

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at October 31, 2014:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	210,524	*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,939,374
Interest rate risk	Net assets — unrealized appreciation on futures contracts	95,151	*
Total		2,245,049

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,424,174
Interest rate risk	Net assets — unrealized depreciation on futures contracts	563,950	*
Total		2,988,124

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	(39,005)	(39,005)
Foreign exchange risk	(1,140,979)	—	—	(1,140,979)
Interest rate risk	—	(741,513)	—	(741,513)
Total	(1,140,979)	(741,513)	(39,005)	(1,921,497)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Credit risk	—	—	210,524	210,524
Foreign exchange risk	(649,470)	—	—	(649,470)
Interest rate risk	—	(134,123)	—	(134,123)
Total	(649,470)	(134,123)	210,524	(573,069)

The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2014:

Derivative Instrument	Average Notional Amounts ($)
Futures contracts — Long	11,899,359	*
Futures contracts — Short	46,496,195	*
Credit default swap contracts — sell protection	1,206,808	**

Derivative Instrument	Average Unrealized Appreciation* ($)	Average Unrealized Depreciation* ($)
Forward foreign currency exchange contracts	1,036,499	(1,156,266)

*	Based on the ending quarterly outstanding amounts for the year ended October 31, 2014.

**	Based on the ending daily outstanding amounts for the year ended October 31, 2014.

Investments in Senior Loans

The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.

44	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments. The Fund designates cash or liquid securities to cover these commitments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Annual Report 2014	45

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.57% to 0.47% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.57% of the Fund’s average daily net assets.

The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial and is an SEC-registered investment adviser. Pursuant to this arrangement, certain employees of Threadneedle serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $1,402.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

46	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares. Class I and Class Y shares are not subject to transfer agent fees.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.29%
Class B	0.29
Class C	0.29
Class K	0.05
Class R	0.29
Class W	0.29
Class Z	0.29

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $40.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $589,000 and $61,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $56,771 for Class A, $843 for Class B and $242 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.09%	1.07%
Class B	1.84	1.82
Class C	1.84	1.82
Class I	0.64	0.62
Class K	0.94	0.92

Class R	1.34	1.32
Class W	1.09	1.07
Class Y	0.64	0.62
Class Z	0.84	0.82

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if

Annual Report 2014	47

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, Trustees’ deferred compensation, distribution reclassifications, foreign currency transactions, net operating loss reclassification, derivative investments, tax straddles and swap investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,273,093
Accumulated net realized gain	1,168,436
Paid-in capital	(5,441,529)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended October 31,	2014	2013
Ordinary income	$—	$15,432,682
Long-term capital gains	2,796,554	1,426,752
Total	$2,796,554	$16,859,434

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$3,012,808
Net unrealized depreciation	(2,962,829)

At October 31, 2014, the cost of investments for federal income tax purposes was $133,280,926 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$279,723
Unrealized depreciation	(3,242,552)
Net unrealized depreciation	$(2,962,829)

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $86,796,243 and $128,444,662, respectively, for the year ended October 31, 2014, of which $1,250,568 and $8,729,426, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 89.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or

48	Annual Report 2014

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Derivatives Risk

Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies) instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Annual Report 2014	49

Columbia Global Bond Fund

Notes to Financial Statements (continued)

October 31, 2014

High-Yield Securities Risk

Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

50	Annual Report 2014

Columbia Global Bond Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Bond Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	51

Columbia Global Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$3,511,358
Foreign Source Income	$3,644,930
Foreign Source Income Per Share	$0.17

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

52	Annual Report 2014

Columbia Global Bond Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	53

Columbia Global Bond Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

54	Annual Report 2014

Columbia Global Bond Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	55

Columbia Global Bond Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

56	Annual Report 2014

Columbia Global Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	57

Columbia Global Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN153_10_D01_(12/14)

Annual Report October 31, 2014

Columbia Global Equity Fund (renamed Columbia Select Global Equity Fund, effective January 15, 2015)

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Equity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Equity Fund

Performance Overview

Performance Summary

>	Columbia Global Equity Fund (the Fund) Class A shares returned 7.25% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned 7.77% for the same 12-month period.

>

Although strong stock selection in the consumer discretionary, materials and industrial sectors contributed to performance, that was offset by sub-par selection in technology stocks as investors rotated out of growth stocks toward value and defensive stocks.

>	Effective January 15, 2015, the Fund is renamed Columbia Select Global Equity Fund.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	05/29/90
Excluding sales charges		7.25	10.40	7.28
Including sales charges		1.08	9.11	6.65
Class B	03/20/95
Excluding sales charges		6.59	9.58	6.47
Including sales charges		1.59	9.30	6.47
Class C	06/26/00
Excluding sales charges		6.43	9.55	6.48
Including sales charges		5.43	9.55	6.48
Class I*	08/01/08	7.77	10.92	7.61
Class K	03/20/95	7.49	10.61	7.48
Class R*	12/11/06	7.10	10.27	7.10
Class R5*	12/11/06	7.83	10.89	7.66
Class W*	12/01/06	7.32	10.40	7.29
Class Z*	09/27/10	7.55	10.62	7.38
MSCI ACWI (Net)		7.77	10.57	7.09

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	3

Columbia Global Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2014

Columbia Global Equity Fund

Manager Discussion of Fund Performance

For the 12 months ended October 31, 2014, the Fund’s Class A shares returned 7.25% excluding sales charges. The Fund underperformed its benchmark, the MSCI ACWI (Net), which returned 7.77% for the same 12-month period. Although strong stock selection in the consumer discretionary, materials and industrial sectors contributed to performance, that was offset by sub-par selection in technology stocks as investors rotated out of growth stocks toward value and defensive stocks.

Mixed Fortunes for Global Markets

Global equity markets experienced mixed fortunes during the 12-month period ended October 31, 2014, a period that reflected these markets’ divergent economic and corporate prospects. Across the developed world, monetary policy remained accommodative to support economic activity, which continued to strengthen in the U.S. and U.K., but proved disappointing in Continental Europe and Japan. Investor sentiment remained positive overall during the period. The U.S. equity market performed well, with the S&P 500 Index reaching record highs as the economy rebounded strongly from a sluggish first quarter of 2014, caused by the particularly harsh winter weather, while corporate earnings growth proved robust. Markets were also strengthened by the decision of the U.S. Federal Reserve (the Fed) to hold official interest rates at an historic low.

The market experienced volatility in May 2014, when the Chair of the Fed announced that quantitative easing (QE) would begin to be wound back later in the year. This sparked a sell-off in Treasuries, a sharp rise in U.S. interest rates, and a strengthening U.S. dollar. At the end of the reporting period, the Fed announced that it had sufficient confidence in the strength of the U.S. economy to end its program of QE. By comparison, the European Central Bank (ECB) cut interest rates to an historic low of 0.05% in September and announced a policy of asset purchases to head off deflation and boost the sluggish eurozone economy. The Bank of Japan, meanwhile, surprised markets at the end of October by significantly increasing its QE program to 80 trillion yen on an annual basis. In the U.K., the market got off to a strong start, as quarterly gross domestic product figures strengthened, and as the services, production and construction sectors rebounded strongly. But U.K. markets declined despite the strength of the country’s economic recovery. Europe is a major export market for U.K. companies and anemic growth in the eurozone posed a growing threat for leading exporters.

Uneven Results from Regions and Stocks

Underweight positions in Europe and Asia contributed to returns as both regions underperformed during the period. An overweight allocation to North America also added value, as the region’s economy improved. On the other side, an overweight in Japan detracted from returns as the region struggled to recover from a weak start to 2014. An overweight in the U.K. and an underweight to emerging markets also detracted. Absolute returns for all three regions — Japan, the U.K. and emerging markets — were negative during the period.

Among individual holdings, United Rentals was one of the Fund’s best-performing stocks as the tool rental company reported record results for 2013. In March, United Rentals announced the acquisition of a specialty pump rental company, National Pump. The deal was widely expected to add to future earnings, which boosted returns. The Fund also benefited from its new position in biotechnology company Gilead Sciences, which gained after delivering strong results, largely thanks to its hepatitis C virus drug Sovaldi. Continued momentum in the U.S. economy also benefited economically sensitive stocks, such as the railroad company Union Pacific. Detractors included the Japanese investment bank

Portfolio Management

Threadneedle International Limited

Neil Robson*

Pauline Grange

*	Effective January 15, 2015, David Dudding will replace Mr. Robson as a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2014)
Gilead Sciences, Inc. (United States)	2.8
Nestlé SA, Registered Shares (Switzerland)	2.5
Apple, Inc. (United States)	2.3
Sekisui Chemical Co., Ltd. (Japan)	2.2
Anheuser-Busch InBev NV (Belgium)	2.1
WESCO International, Inc. (United States)	2.1
Unilever PLC (United Kingdom)	1.9
Comcast Corp., Class A (United States)	1.9
JPMorgan Chase & Co. (United States)	1.9
Methanex Corp. (Canada)	1.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014	5

Columbia Global Equity Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.

Portfolio Breakdown (%) (at October 31, 2014)
Common Stocks	95.3
Consumer Discretionary	16.4
Consumer Staples	9.9
Energy	6.6
Financials	18.0
Health Care	11.4
Industrials	8.4
Information Technology	19.1
Materials	5.5
Limited Partnerships	0.8
Money Market Funds	3.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Country Breakdown (%) (at October 31, 2014)
Belgium	2.0
Canada	2.6
China	2.5
France	1.2
Germany	2.1
Indonesia	1.0
Ireland	1.8
Japan	13.0
Mexico	2.0
Panama	0.8
Singapore	0.5
South Korea	1.0
Switzerland	4.7
United Kingdom	10.4
United States(a)	54.4
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Nomura, where results fell short of analyst estimates following poor performance at its overseas operations. With volatility in markets running at low levels, Nomura’s trading desks saw depressed profits. Tullow Oil also lagged, hurt by disappointing results from its offshore exploration activities in both the Ivory Coast and Norway. Finally, Samsung Electronics also detracted from returns. While most of the company’s hardware business is performing well, its handset division is coming under increased competitive pressure.

Portfolio Changes

During the period, we increased our allocation to emerging markets and Japan and decreased our weighting in the U.K., Europe, and North America. By the end of the period, the Fund was still overweight North America and Japan, while underweight emerging markets, Europe and Asia and was neutral to the U.K. We added to positions in consumer discretionary, consumer staples, and information technology. We reduced our weighting in energy and utilities, and moved to a zero weight in telecommunications. Among Fund holdings, we initiated a position in French energy company Total. The energy sector offers defensiveness, and we think improving capital discipline should support rising cash flow generation. We also opened a position in Wolseley, which operates home product stores in the U.K., Europe and the U.S.

Looking Ahead

The portfolio is currently positioned for an environment of gently recovering growth, market appreciation driven by earnings growth and share buy-backs. We currently intend to remain overweight in North America, where we find innovative growth companies particularly attractive. We also intend, at this time, to remain overweight in Japanese stocks exposed to financial transaction volumes, asset prices and domestic policy measures. We currently maintain an overweight in media stocks, with a focus on content owners and providers of fast data.

6	Annual Report 2014

Columbia Global Equity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,025.10	1,017.90	7.40	7.37	1.45
Class B	1,000.00	1,000.00	1,022.60	1,014.12	11.22	11.17	2.20
Class C	1,000.00	1,000.00	1,021.70	1,014.12	11.21	11.17	2.20
Class I	1,000.00	1,000.00	1,028.00	1,020.21	5.06	5.04	0.99
Class K	1,000.00	1,000.00	1,027.00	1,018.90	6.39	6.36	1.25
Class R	1,000.00	1,000.00	1,025.00	1,016.64	8.68	8.64	1.70
Class R5	1,000.00	1,000.00	1,028.00	1,020.21	5.06	5.04	0.99
Class W	1,000.00	1,000.00	1,026.00	1,017.64	7.66	7.63	1.50
Class Z	1,000.00	1,000.00	1,027.10	1,019.16	6.13	6.11	1.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014	7

Columbia Global Equity Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 96.1%
Issuer	Shares	Value ($)

Belgium 2.0%
Anheuser-Busch InBev NV	70,479	7,781,943

Canada 2.6%
Methanex Corp.	118,200	7,024,565

Suncor Energy, Inc.	84,600	3,004,030

Total		10,028,595

China 2.5%
Alibaba Group Holding Ltd., ADR(a)	41,359	4,077,997

Baidu, Inc., ADR(a)	11,800	2,817,486

Ping An Insurance Group Co. of China Ltd., Class H	336,000	2,746,711

Total		9,642,194

France 1.2%
Total SA	81,651	4,852,060

Germany 2.1%
Brenntag AG	87,627	4,238,658

Continental AG	20,171	3,959,687

Total		8,198,345

Indonesia 1.0%
PT Bank Rakyat Indonesia Persero Tbk	4,228,100	3,874,615

Ireland 1.8%
Bank of Ireland(a)	17,777,781	6,973,085

Japan 13.3%
Hitachi Ltd.	532,000	4,180,177

Japan Exchange Group, Inc.	166,600	4,132,693

Mazda Motor Corp.	265,000	6,261,102

Mitsui Fudosan Co., Ltd.	155,000	4,985,798

Nomura Holdings, Inc.	651,100	4,067,023

Recruit Holdings Co., Ltd.(a)	61,135	2,011,073

Sekisui Chemical Co., Ltd.	667,000	8,313,071

Shimadzu Corp.	446,000	3,880,787

Sumco Corp.	344,000	4,626,499

Sumitomo Mitsui Trust Holdings, Inc.	934,000	3,813,265

Taiheiyo Cement Corp.	1,405,000	5,154,883

Total		51,426,371

Mexico 2.0%
Fomento Economico Mexicano SAB de CV, ADR	46,800	4,504,032

Grupo Financiero Banorte SAB de CV, Class O	489,200	3,135,094

Total		7,639,126

Common Stocks (continued)
Issuer	Shares	Value ($)

Panama 0.8%
Copa Holdings SA, Class A	26,069	3,047,988

Singapore 0.5%
Global Logistic Properties Ltd.	871,000	1,866,522

South Korea 1.0%
Samsung Electronics Co., Ltd.	3,352	3,908,910

Switzerland 4.7%
Nestlé SA, Registered Shares	128,729	9,419,032

TE Connectivity Ltd.	67,556	4,129,698

UBS AG, Registered Shares	272,512	4,729,980

Total		18,278,710

United Kingdom 10.5%
Aon PLC	79,621	6,847,406

BG Group PLC	323,362	5,379,737

HSBC Holdings PLC	563,351	5,763,128

Liberty Global PLC, Class A(a)	113,787	5,173,895

Liberty Global PLC, Class C(a)	45,087	2,005,019

Tullow Oil PLC	201,500	1,565,926

Unilever PLC	182,138	7,324,948

Wolseley PLC	123,274	6,541,173

Total		40,601,232

United States 50.1%
Airgas, Inc.	36,156	4,032,840

American Express Co.	68,424	6,154,739

American International Group, Inc.	74,871	4,010,839

Amgen, Inc.	30,561	4,956,383

Amphenol Corp., Class A	84,800	4,289,184

Apple, Inc.	78,635	8,492,580

Applied Materials, Inc.	182,600	4,033,634

Bristol-Myers Squibb Co.	86,101	5,010,217

Charter Communications Inc., Class A(a)	37,000	5,860,430

Comcast Corp., Class A	131,080	7,255,278

Estee Lauder Companies, Inc. (The), Class A	65,700	4,939,326

Express Scripts Holding Co.(a)	86,800	6,667,976

Facebook, Inc., Class A(a)	67,824	5,086,122

Gilead Sciences, Inc.(a)	93,918	10,518,816

Google, Inc., Class A(a)	10,264	5,828,618

Google, Inc., Class C(a)	7,464	4,172,973

Halliburton Co.	98,300	5,420,262

Hertz Global Holdings, Inc.(a)	114,300	2,505,456

Hewlett-Packard Co.	109,800	3,939,624

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

JPMorgan Chase & Co.	118,789	7,184,359

Markit Ltd.(a)	124,575	3,181,645

MasterCard, Inc., Class A	53,280	4,462,200

Mead Johnson Nutrition Co.	46,976	4,665,187

Nike, Inc., Class B	53,300	4,955,301

Occidental Petroleum Corp.	62,117	5,524,065

Pfizer, Inc.	215,293	6,448,025

Praxair, Inc.	43,656	5,500,219

Priceline Group, Inc. (The)(a)	5,648	6,812,674

Sabre Corp.	85,100	1,463,720

Sirona Dental Systems, Inc.(a)	60,483	4,750,940

TJX Companies, Inc. (The)	80,000	5,065,600

Union Pacific Corp.	58,718	6,837,711

Vertex Pharmaceuticals, Inc.(a)	55,700	6,274,048

Visa, Inc., Class A	21,448	5,178,191

Walt Disney Co. (The)	57,652	5,268,240

WESCO International, Inc.(a)	94,341	7,774,642

Total		194,522,064

Total Common Stocks
(Cost: $327,564,611)		372,641,760

Limited Partnerships 0.8%
Issuer	Shares	Value ($)

United States 0.8%
Enterprise Products Partners LP	84,356	3,112,736

Total Limited Partnerships
(Cost: $2,552,212)		3,112,736

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(b)(c)	15,322,940	15,322,940

Total Money Market Funds
(Cost: $15,322,940)		15,322,940

Total Investments
(Cost: $345,439,763)		391,077,436

Other Assets & Liabilities, Net		(3,109,211)

Net Assets		387,968,225

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,064,443	163,157,015	(148,898,518)	15,322,940	5,880	15,322,940

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Global Equity Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	45,578,082	18,533,861	—	64,111,943

Consumer Staples	14,108,545	24,525,922	—	38,634,467

Energy	13,948,357	11,797,723	—	25,746,080

Financials	27,332,437	42,952,820	—	70,285,257

Health Care	44,626,405	—	—	44,626,405

Industrials	20,165,796	12,790,904	—	32,956,700

Information Technology	57,972,027	16,596,373	—	74,568,400

Materials	16,557,625	5,154,883	—	21,712,508

Total Equity Securities	240,289,274	132,352,486	—	372,641,760

Other

Limited Partnerships	3,112,736	—	—	3,112,736

Total Other	3,112,736	—	—	3,112,736

Mutual Funds

Money Market Funds	15,322,940	—	—	15,322,940

Total Mutual Funds	15,322,940	—	—	15,322,940

Total	258,724,950	132,352,486	—	391,077,436

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Global Equity Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $330,116,823)	$375,754,496

Affiliated issuers (identified cost $15,322,940)	15,322,940

Total investments (identified cost $345,439,763)	391,077,436

Foreign currency (identified cost $154,748)	151,166

Receivable for:

Capital shares sold	407,809

Dividends	557,170

Reclaims	322,481

Prepaid expenses	3,567

Trustees’ deferred compensation plan	25,461

Total assets	392,545,090

Liabilities

Payable for:

Investments purchased	4,102,726

Capital shares purchased	214,887

Investment management fees	8,266

Distribution and/or service fees	3,002

Transfer agent fees	43,303

Administration fees	836

Plan administration fees	45

Compensation of board members	97,297

Other expenses	81,042

Trustees’ deferred compensation plan	25,461

Total liabilities	4,576,865

Net assets applicable to outstanding capital stock	$387,968,225

Represented by

Paid-in capital	$403,826,201

Undistributed net investment income	755,973

Accumulated net realized loss	(62,221,462)

Unrealized appreciation (depreciation) on:

Investments	45,637,673

Foreign currency translations	(30,160)

Total — representing net assets applicable to outstanding capital stock	$387,968,225

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Global Equity Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$355,168,233

Shares outstanding	36,236,816

Net asset value per share	$9.80

Maximum offering price per share(a)	$10.40

Class B

Net assets	$5,915,360

Shares outstanding	653,075

Net asset value per share	$9.06

Class C

Net assets	$16,681,839

Shares outstanding	1,864,948

Net asset value per share	$8.94

Class I

Net assets	$2,528

Shares outstanding	255

Net asset value per share(b)	$9.90

Class K

Net assets	$6,711,996

Shares outstanding	677,996

Net asset value per share	$9.90

Class R

Net assets	$123,434

Shares outstanding	12,550

Net asset value per share	$9.84

Class R5

Net assets	$2,527

Shares outstanding	255

Net asset value per share(b)	$9.90

Class W

Net assets	$2,535

Shares outstanding	257

Net asset value per share	$9.86

Class Z

Net assets	$3,359,773

Shares outstanding	340,298

Net asset value per share	$9.87

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Global Equity Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$7,760,096

Dividends — affiliated issuers	5,880

Interest	16

Foreign taxes withheld	(408,314)

Total income	7,357,678

Expenses:

Investment management fees	3,159,681

Distribution and/or service fees

Class A	911,784

Class B	76,325

Class C	174,597

Class R	671

Class W	7

Transfer agent fees

Class A	938,017

Class B	19,686

Class C	44,913

Class K	3,513

Class R	345

Class W	8

Class Z	6,850

Administration fees	319,709

Plan administration fees

Class K	17,566

Compensation of board members	23,927

Custodian fees	29,187

Printing and postage fees	90,803

Registration fees	101,081

Professional fees	47,545

Other	17,769

Total expenses	5,983,984

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1)

Expense reductions	(4,857)

Total net expenses	5,979,126

Net investment income	1,378,552

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	60,955,814

Foreign currency translations	(112,701)

Net realized gain	60,843,113

Net change in unrealized appreciation (depreciation) on:

Investments	(34,080,340)

Foreign currency translations	(43,235)

Net change in unrealized depreciation	(34,123,575)

Net realized and unrealized gain	26,719,538

Net increase in net assets resulting from operations	$28,098,090

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Global Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations

Net investment income	$1,378,552	$1,626,891

Net realized gain	60,843,113	39,211,682

Net change in unrealized appreciation (depreciation)	(34,123,575)	44,960,049

Net increase in net assets resulting from operations	28,098,090	85,798,622

Distributions to shareholders

Net investment income

Class A	(1,302,262)	(4,113,962)

Class B	—	(38,557)

Class C	—	(86,094)

Class I	(28)	(48)

Class K	(36,839)	(72,812)

Class R	(195)	(1,245)

Class R5	(26)	(47)

Class W	(12)	(38)

Class Z	(15,775)	(37,305)

Total distributions to shareholders	(1,355,137)	(4,350,108)

Decrease in net assets from capital stock activity	(34,863,041)	(54,539,937)

Total increase (decrease) in net assets	(8,120,088)	26,908,577

Net assets at beginning of year	396,088,313	369,179,736

Net assets at end of year	$387,968,225	$396,088,313

Undistributed net investment income	$755,973	$1,178,955

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Global Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	1,840,813	17,640,728	1,783,707	14,751,552

Distributions reinvested	134,135	1,263,552	520,304	3,990,734

Redemptions	(5,019,366)	(48,206,545)	(8,092,316)	(65,581,975)

Net decrease	(3,044,418)	(29,302,265)	(5,788,305)	(46,839,689)

Class B shares

Subscriptions	21,481	191,106	25,653	191,461

Distributions reinvested	—	—	5,339	38,228

Redemptions(a)	(459,881)	(4,075,625)	(541,908)	(4,198,612)

Net decrease	(438,400)	(3,884,519)	(510,916)	(3,968,923)

Class C shares

Subscriptions	261,781	2,308,381	126,262	954,896

Distributions reinvested	—	—	10,028	70,901

Redemptions	(451,001)	(4,009,013)	(667,233)	(4,970,569)

Net decrease	(189,220)	(1,700,632)	(530,943)	(3,944,772)

Class I shares

Redemptions	(113)	(1,099)	—	—

Net increase (decrease)	(113)	(1,099)	—	—

Class K shares

Subscriptions	100,249	962,016	145,120	1,204,300

Distributions reinvested	3,876	36,819	9,414	72,772

Redemptions	(139,394)	(1,367,736)	(115,550)	(955,689)

Net increase (decrease)	(35,269)	(368,901)	38,984	321,383

Class R shares

Subscriptions	3,330	32,157	9,507	75,095

Distributions reinvested	13	127	102	787

Redemptions	(6,266)	(60,739)	(2,622)	(21,815)

Net increase (decrease)	(2,923)	(28,455)	6,987	54,067

Class R5 shares

Subscriptions	359	3,462	—	—

Redemptions	(472)	(4,476)	—	—

Net increase (decrease)	(113)	(1,014)	—	—

Class W shares

Redemptions	(113)	(1,100)	—	—

Net increase (decrease)	(113)	(1,100)	—	—

Class Z shares

Subscriptions	153,030	1,507,480	87,347	712,668

Distributions reinvested	1,239	11,732	3,260	25,099

Redemptions	(113,010)	(1,094,268)	(112,093)	(899,770)

Net increase (decrease)	41,259	424,944	(21,486)	(162,003)

Total net decrease	(3,669,310)	(34,863,041)	(6,805,679)	(54,539,937)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Global Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.17		$7.39		$6.95		$7.07		$6.13

Income from investment operations:

Net investment income	0.04		0.04		0.05		0.01		0.00	(a)

Net realized and unrealized gain (loss)	0.62		1.83		0.40		(0.11)		0.96

Total from investment operations	0.66		1.87		0.45		(0.10)		0.96

Less distributions to shareholders:

Net investment income	(0.03)		(0.09)		(0.02)		(0.02)		(0.03)

Total distributions to shareholders	(0.03)		(0.09)		(0.02)		(0.02)		(0.03)

Proceeds from regulatory settlements	—		—		0.01		—		0.01

Net asset value, end of period	$9.80		$9.17		$7.39		$6.95		$7.07

Total return	7.25%		25.62%		6.62	%(b)	(1.40%)		15.78	%(c)

Ratios to average net assets(d)

Total gross expenses	1.45%		1.51%		1.51%		1.46%		1.45%

Total net expenses(e)	1.45	%(f)	1.45	%(f)	1.36	%(f)	1.36	%(f)	1.45%

Net investment income	0.39%		0.48%		0.75%		0.18%		0.03%

Supplemental data

Net assets, end of period (in thousands)	$355,168		$360,041		$333,196		$387,709		$375,169

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.50		$6.85		$6.47		$6.63		$5.77

Income from investment operations:

Net investment income (loss)	(0.03)		(0.02)		0.00	(a)	(0.04)		(0.04)

Net realized and unrealized gain (loss)	0.59		1.70		0.37		(0.11)		0.90

Total from investment operations	0.56		1.68		0.37		(0.15)		0.86

Less distributions to shareholders:

Net investment income	—		(0.03)		—		(0.01)		(0.01)

Total distributions to shareholders	—		(0.03)		—		(0.01)		(0.01)

Proceeds from regulatory settlements	—		—		0.01		—		0.01

Net asset value, end of period	$9.06		$8.50		$6.85		$6.47		$6.63

Total return	6.59%		24.52%		5.87	%(b)	(2.26%)		15.03	%(c)

Ratios to average net assets(d)

Total gross expenses	2.20%		2.27%		2.26%		2.22%		2.21%

Total net expenses(e)	2.20	%(f)	2.20	%(f)	2.11	%(f)	2.12	%(f)	2.21%

Net investment income (loss)	(0.35%)		(0.24%)		0.02%		(0.56%)		(0.69%)

Supplemental data

Net assets, end of period (in thousands)	$5,915		$9,282		$10,979		$17,347		$23,894

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$8.40		$6.78		$6.40		$6.55		$5.71

Income from investment operations:

Net investment income (loss)	(0.03)		(0.02)		(0.00	)(a)	(0.04)		(0.04)

Net realized and unrealized gain (loss)	0.57		1.68		0.37		(0.10)		0.88

Total from investment operations	0.54		1.66		0.37		(0.14)		0.84

Less distributions to shareholders:

Net investment income	—		(0.04)		—		(0.01)		(0.01)

Total distributions to shareholders	—		(0.04)		—		(0.01)		(0.01)

Proceeds from regulatory settlements	—		—		0.01		—		0.01

Net asset value, end of period	$8.94		$8.40		$6.78		$6.40		$6.55

Total return	6.43%		24.52%		5.94	%(b)	(2.14%)		14.86	%(c)

Ratios to average net assets(d)

Total gross expenses	2.20%		2.26%		2.25%		2.22%		2.21%

Total net expenses(e)	2.20	%(f)	2.20	%(f)	2.11	%(f)	2.11	%(f)	2.21%

Net investment income (loss)	(0.36%)		(0.26%)		(0.00	%)(a)	(0.62%)		(0.72%)

Supplemental data

Net assets, end of period (in thousands)	$16,682		$17,250		$17,516		$21,560		$10,147

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.26	$7.46	$7.01		$7.11	$6.16

Income from investment operations:

Net investment income	0.09	0.08	0.09		0.01	0.04

Net realized and unrealized gain (loss)	0.63	1.85	0.40		(0.08)	0.95

Total from investment operations	0.72	1.93	0.49		(0.07)	0.99

Less distributions to shareholders:

Net investment income	(0.08)	(0.13)	(0.05)		(0.03)	(0.05)

Total distributions to shareholders	(0.08)	(0.13)	(0.05)		(0.03)	(0.05)

Proceeds from regulatory settlements	—	—	0.01		—	0.01

Net asset value, end of period	$9.90	$9.26	$7.46		$7.01	$7.11

Total return	7.77%	26.25%	7.15	%(a)	(0.98%)	16.32	%(b)

Ratios to average net assets(c)

Total gross expenses	0.98%	0.98%	1.02%		0.93%	0.91%

Total net expenses(d)	0.98%	0.95%	0.91%		0.92%	0.91%

Net investment income	0.90%	0.97%	1.20%		0.15%	0.55%

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$3		$3	$31,015

Portfolio turnover	63%	46%	50%		44%	54%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.26	$7.46	$7.01		$7.13	$6.18

Income from investment operations:

Net investment income	0.06	0.06	0.07		0.02	0.02

Net realized and unrealized gain (loss)	0.63	1.85	0.40		(0.11)	0.96

Total from investment operations	0.69	1.91	0.47		(0.09)	0.98

Less distributions to shareholders:

Net investment income	(0.05)	(0.11)	(0.03)		(0.03)	(0.04)

Total distributions to shareholders	(0.05)	(0.11)	(0.03)		(0.03)	(0.04)

Proceeds from regulatory settlements	—	—	0.01		—	0.01

Net asset value, end of period	$9.90	$9.26	$7.46		$7.01	$7.13

Total return	7.49%	25.87%	6.87	%(a)	(1.33%)	16.03	%(b)

Ratios to average net assets(c)

Total gross expenses	1.25%	1.26%	1.28%		1.24%	1.21%

Total net expenses(d)	1.25%	1.24%	1.21%		1.17%	1.21%

Net investment income	0.60%	0.67%	0.90%		0.32%	0.27%

Supplemental data

Net assets, end of period (in thousands)	$6,712	$6,601	$5,032		$4,627	$7,016

Portfolio turnover	63%	46%	50%		44%	54%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.20		$7.44		$7.00		$7.14		$6.14

Income from investment operations:

Net investment income (loss)	0.01		0.02		0.03		(0.00	)(a)	(0.02)

Net realized and unrealized gain (loss)	0.64		1.84		0.41		(0.12)		1.01

Total from investment operations	0.65		1.86		0.44		(0.12)		0.99

Less distributions to shareholders:

Net investment income	(0.01)		(0.10)		(0.01)		(0.02)		—

Total distributions to shareholders	(0.01)		(0.10)		(0.01)		(0.02)		—

Proceeds from regulatory settlements	—		—		0.01		—		0.01

Net asset value, end of period	$9.84		$9.20		$7.44		$7.00		$7.14

Total return	7.10%		25.19%		6.37	%(b)	(1.70%)		16.29	%(c)

Ratios to average net assets(d)

Total gross expenses	1.70%		1.77%		1.76%		1.72%		1.71%

Total net expenses(e)	1.70	%(f)	1.70	%(f)	1.61	%(f)	1.61	%(f)	1.71%

Net investment income (loss)	0.12%		0.20%		0.48%		(0.01%)		(0.24%)

Supplemental data

Net assets, end of period (in thousands)	$123		$142		$63		$70		$41

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$9.25	$7.46	$7.01		$7.12	$6.16

Income from investment operations:

Net investment income	0.09	0.08	0.08		0.02	0.03

Net realized and unrealized gain (loss)	0.63	1.84	0.41		(0.10)	0.97

Total from investment operations	0.72	1.92	0.49		(0.08)	1.00

Less distributions to shareholders:

Net investment income	(0.07)	(0.13)	(0.05)		(0.03)	(0.05)

Total distributions to shareholders	(0.07)	(0.13)	(0.05)		(0.03)	(0.05)

Proceeds from regulatory settlements	—	—	0.01		—	0.01

Net asset value, end of period	$9.90	$9.25	$7.46		$7.01	$7.12

Total return	7.83%	26.06%	7.15	%(a)	(1.13%)	16.44	%(b)

Ratios to average net assets(c)

Total gross expenses	1.00%	1.03%	1.07%		0.94%	0.96%

Total net expenses(d)	1.00%	1.00%	0.96%		0.92%	0.96%

Net investment income	0.96%	0.92%	1.15%		0.32%	0.50%

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$3		$3	$19

Portfolio turnover	63%	46%	50%		44%	54%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class W	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$9.22		$7.44		$6.97		$7.10		$6.16

Income from investment operations:

Net investment income	0.04		0.04		0.05		0.02		0.01

Net realized and unrealized gain (loss)	0.63		1.84		0.41		(0.13)		0.95

Total from investment operations	0.67		1.88		0.46		(0.11)		0.96

Less distributions to shareholders:

Net investment income	(0.03)		(0.10)		(0.00	)(a)	(0.02)		(0.03)

Total distributions to shareholders	(0.03)		(0.10)		(0.00	)(a)	(0.02)		(0.03)

Proceeds from regulatory settlements	—		—		0.01		—		0.01

Net asset value, end of period	$9.86		$9.22		$7.44		$6.97		$7.10

Total return	7.32%		25.51%		6.76	%(b)	(1.52%)		15.80	%(c)

Ratios to average net assets(d)

Total gross expenses	1.49%		1.54%		1.59%		1.48%		1.38%

Total net expenses(e)	1.47	%(f)	1.45	%(f)	1.36	%(f)	1.37	%(f)	1.38%

Net investment income	0.41%		0.47%		0.75%		0.21%		0.08%

Supplemental data

Net assets, end of period (in thousands)	$3		$3		$3		$3		$5

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Rounds to zero.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.09%.

(d)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Global Equity Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$9.23		$7.45		$7.00		$7.12		$6.85

Income from investment operations:

Net investment income (loss)	0.06		0.06		0.07		0.02		(0.01)

Net realized and unrealized gain (loss)	0.63		1.84		0.41		(0.11)		0.28

Total from investment operations	0.69		1.90		0.48		(0.09)		0.27

Less distributions to shareholders:

Net investment income	(0.05)		(0.12)		(0.04)		(0.03)		—

Total distributions to shareholders	(0.05)		(0.12)		(0.04)		(0.03)		—

Proceeds from regulatory settlements	—		—		0.01		—		—

Net asset value, end of period	$9.87		$9.23		$7.45		$7.00		$7.12

Total return	7.55%		25.74%		7.03	%(b)	(1.29%)		3.94%

Ratios to average net assets(c)

Total gross expenses	1.21%		1.26%		1.25%		1.23%		1.37	%(d)

Total net expenses(e)	1.21	%(f)	1.20	%(f)	1.11	%(f)	1.11	%(g)	1.37	%(d)

Net investment income (loss)	0.62%		0.72%		1.00%		0.24%		(1.52	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$3,360		$2,760		$2,387		$3,004		$3

Portfolio turnover	63%		46%		50%		44%		54%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Global Equity Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Global Equity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or

26	Annual Report 2014

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Annual Report 2014	27

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.57% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.79% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.08% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $1,784.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is

28	Annual Report 2014

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.26
Class C	0.26
Class K	0.05
Class R	0.26
Class R5	0.05
Class W	0.26
Class Z	0.26

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $12,684. The liability remaining at October 31, 2014 for non-recurring charges associated with the lease amounted to $7,329 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $4,857.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $782,000 and $1,359,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $180,794 for Class A, $1,339 for Class B, and $351 for Class C shares for the year ended October 31, 2014.

Annual Report 2014	29

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.50%	1.49%
Class B	2.25	2.24
Class C	2.25	2.24
Class I	1.05	1.04
Class K	1.35	1.34
Class R	1.75	1.74
Class R5	1.10	1.09
Class W	1.50	1.49
Class Z	1.25	1.24

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees’ deferred compensation,

foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	($446,397)
Accumulated net realized loss	446,559
Paid-in capital	(162)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014 ($)	Year Ended October 31, 2013 ($)
Ordinary income	1,355,137	4,350,108

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$845,491
Capital loss carryforwards	(61,966,241)
Net unrealized appreciation	45,585,800

At October 31, 2014, the cost of investments for federal income tax purposes was $345,491,636 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$55,870,055
Unrealized depreciation	(10,284,255)
Net unrealized appreciation	45,585,800

The following capital loss carryforwards, determined at October 31, 2014, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	1,476,532
2017	53,446,454
2019	7,043,255
Total	61,966,241

30	Annual Report 2014

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

For the year ended October 31, 2014, $61,437,871 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $247,026,060 and $290,120,950, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, affiliated shareholders of record owned 77.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC

Annual Report 2014	31

Columbia Global Equity Fund

Notes to Financial Statements (continued)

October 31, 2014

also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2014

Columbia Global Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Equity Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	33

Columbia Global Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	100%
Dividends Received Deduction	100%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

34	Annual Report 2014

Columbia Global Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Global Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2014

Columbia Global Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Global Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

38	Annual Report 2014

Columbia Global Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	39

Columbia Global Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN155_10_D01_(12/14)

Annual Report October 31, 2014

Columbia Seligman Global Technology Fund

President’s Message

Dear Shareholders,

The U.S. Economy Gained Momentum

The U.S. economy picked up momentum throughout the third quarter of 2014 with improvements in every sector. Second-quarter gross domestic product growth was revised upward to 4.6%, with expectations that third-quarter growth would also be above trend. American companies added more than 200,000 new jobs monthly, driving unemployment below 6% for the first time since 2008. Consumer spending got a boost as both income and savings rose, and confidence hit a post-recession high. After a weak start to the year, corporate profits rebounded, indicating that business remains in good shape. Rising profits led to higher capital spending. The housing market recovery remained on track, as home sales and prices trended higher, and inventories declined. Manufacturing remained a lynchpin of the economy’s expansion. Even so, performance fell short of expectations at the end of the period.

Despite Momentum, Markets Remained Stagnant

The financial markets produced lackluster results, despite good economic news and the Federal Reserve’s reassurance that it intended to keep short-term interest rates low for another year. A surge in global tensions and concerns that equity valuations have risen sharply put a damper on investor enthusiasm. The S&P 500 Index inched ahead 1.13%, buoyed by its concentration in large-cap stocks with a defensive edge. Traditional fixed-income sectors, including U.S. Treasuries, mortgages and securitized bonds, eked out returns of less than 1% for the quarter. Investment-grade corporate bonds and high-yield bonds lost some ground, although fundamentals for both groups remained solid. Convertible securities and U.S. Treasury inflation-protected securities pulled up the rear.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Seligman Global Technology Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Seligman Global Technology Fund

Performance Overview

Performance Summary

>	Columbia Seligman Global Technology Fund (the Fund) Class A shares returned 25.47% excluding sales charges for the 12-month period that ended October 31, 2014.

>	The Fund outperformed its benchmark, the MSCI World IT Index (Net), which returned 21.30% for the same 12-month period.

>	Security selection generally accounted for the Fund’s performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended October 31, 2014)
	Inception	1 Year	5 Years	10 Years
Class A	05/23/94
Excluding sales charges		25.47	13.49	10.44
Including sales charges		18.26	12.15	9.79
Class B	04/22/96
Excluding sales charges		24.58	12.65	9.61
Including sales charges		19.58	12.40	9.61
Class C	05/27/99
Excluding sales charges		24.59	12.65	9.62
Including sales charges		23.59	12.65	9.62
Class I*	08/03/09	26.07	14.03	10.72
Class K*	08/03/09	25.70	13.72	10.55
Class R	04/30/03	25.16	13.20	10.15
Class R4*	11/08/12	25.82	13.61	10.50
Class R5*	08/03/09	26.03	13.95	10.68
Class Z*	09/27/10	25.82	13.74	10.56
MSCI World IT Index (Net)		21.30	14.11	7.96

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI World IT Index (Net) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World IT Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014	3

Columbia Seligman Global Technology Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (November 1, 2004 — October 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Global Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

4	Annual Report 2014

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance

For the 12-month period that ended October 31, 2014, the Fund’s Class A shares returned 25.47% excluding sales charges. The Fund’s benchmark, the MSCI World IT Index (Net), returned 21.30%. The Fund outperformed its benchmark in four out of seven industry groups, the result of solid security selection and industry allocation decisions, particularly in the semiconductors and semiconductor equipment industry. The Fund’s lower exposure to several major technology companies detracted from results in the hardware industry. Security selection in the software industry also hampered relative return.

A Favorable Environment for Technology

Global stock markets benefited from continued low interest rates and by a gradually expanding global economy, even though fighting in the Middle East and Russia and China’s aggressive behavior toward its neighbors flared during the period. Against this backdrop, technology stocks posted strong performance.

Stock Selection, Industry Allocation Aided Results

A substantial overweight in the semiconductor and semiconductor equipment industry supported returns that were enhanced by solid stock selection. During the period, we added to the Fund’s semiconductor exposure on the belief that the industry had the potential to benefit from rising capital intensity in leading-edge process technology and memory as well as industry consolidation. We also believe that the increased complexity of smartphones could provide a tailwind for the semiconductor device stocks held in the portfolio, as more handsets incorporated technologies that included programmable logic chips and improved touch sensors and fingerprint readers. In that regard, a position in Skyworks, which is not included in the benchmark, was a top contributor for the period. The company experienced increased demand for its amplifiers and filters. Skyworks manufactures semiconductors for use in radio frequency and mobile communications systems. Overweights in Lam Research and Avago Technologies also bolstered results. Lam Research benefited from the semiconductor capital equipment spending cycle, as the industry transitions to more intensive deposition and tech equipment needed in next generation technologies. Like Skyworks, Avago has seen increased demand for its amplifiers and filters as 4G and LTE wireless spectrum are adopted by next generation smartphones. Avago makes chips for a variety of products, including cellphones and computer servers.

We did well to underweight information technology (IT) services and internet software stocks relative to the benchmark. Both generated positive results, but their returns were substantially lower than returns from other technology segments. The Fund benefited from stock selection in the IT services industry relative to the benchmark. We did well to avoid IBM, a major component of the benchmark. The company reported disappointing results on revenue, earnings and cash flow. An out-of-benchmark position in Tech Mahindra, an Indian multinational provider of networking technology solutions and business support services to the telecommunications industry, also made a solid contribution to the Fund’s IT services results.

Few Disappointments

There were few disappointments for the period. The Fund was underweight in both Apple and Hewlett Packard in the hardware industry, which delivered double-digit gains for the year. An underweight in Microsoft in the software industry also hampered returns. All three have significant weight in the benchmark. Modest

Portfolio Management

Paul Wick

Ajay Diwan

Sanjay Devgan

Rahul Narang*

Shekhar Pramanick

*	Effective June 30, 2014, Mr. Narang was named a Portfolio Manager of the Fund.

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at October 31, 2014)
Lam Research Corp. (United States)	8.5
Synopsys, Inc. (United States)	8.0
Apple, Inc. (United States)	4.9
Broadcom Corp., Class A (United States)	4.8
Check Point Software Technologies Ltd. (Israel)	4.2
Teradyne, Inc. (United States)	4.1
Synaptics, Inc. (United States)	4.1
Skyworks Solutions, Inc. (United States)	4.0
Marvell Technology Group Ltd. (United States)	3.8
Microsemi Corp. (United States)	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2014	5

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at October 31, 2014)
Canada	0.9
China	1.1
Ireland	0.7
Israel	4.4
Japan	0.6
Netherlands	3.9
Singapore	0.8
Taiwan	0.7
United States(a)	86.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a)	Includes investments in Money Market Funds.

Summary of Investments in Securities by Industry (%) (at October 31, 2014)
Commercial Services & Supplies	0.4
Communications Equipment	2.5
Electrical Equipment	0.5
Electronic Equipment, Instruments & Components	0.7
Internet & Catalog Retail	0.7
Internet Software & Services	5.3
IT Services	3.4
Media	1.3
Semiconductors & Semiconductor Equipment	46.6
Software	24.0
Specialty Retail	0.4
Technology Hardware, Storage & Peripherals	12.3
Money Market Funds	1.8
Total	99.9

Percentages indicated are based upon net assets. The Fund’s portfolio composition is subject to change.

holdings in technology-related companies outside the technology sector also detracted from results relative to the benchmark, as few other sectors matched technology’s strong gains.

Looking Ahead

We currently remain constructive in our outlook for the information technology sector, even though technology stocks have had a strong showing over the past two years. We continue to see opportunity in the semiconductor and semiconductor equipment industry, which presently represents the Fund’s largest overweight relative to the benchmark. We believe the industry has the potential to continue to benefit from industry consolidation; a lack of competitive threats from other industries; declining cyclicality, thanks to outsourcing, which has made capacity utilization more efficient and the increased complexity of circuitry, which has led to market share gains for companies able to invest in next generation semiconductor capital equipment. As always, we continue to adhere to our disciplined investment process, relying on deep fundamental analysis to identify those companies that we believe have the best growth prospects, that trade at attractive valuations and that we believe will deliver solid investment returns over time.

6	Annual Report 2014

Columbia Seligman Global Technology Fund

Manager Discussion of Fund Performance (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	7

Columbia Seligman Global Technology Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

May 1, 2014 – October 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,130.50	1,017.90	7.79	7.37	1.45
Class B	1,000.00	1,000.00	1,126.90	1,014.12	11.79	11.17	2.20
Class C	1,000.00	1,000.00	1,126.40	1,014.12	11.79	11.17	2.20
Class I	1,000.00	1,000.00	1,133.20	1,020.21	5.32	5.04	0.99
Class K	1,000.00	1,000.00	1,131.30	1,018.75	6.88	6.51	1.28
Class R	1,000.00	1,000.00	1,129.30	1,016.64	9.12	8.64	1.70
Class R4	1,000.00	1,000.00	1,131.90	1,019.16	6.45	6.11	1.20
Class R5	1,000.00	1,000.00	1,133.30	1,020.01	5.54	5.24	1.03
Class Z	1,000.00	1,000.00	1,131.90	1,019.11	6.50	6.16	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

8	Annual Report 2014

Columbia Seligman Global Technology Fund

Portfolio of Investments

October 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 98.1%
Issuer	Shares	Value ($)
Canada 0.9%
Kinaxis, Inc.(a)	315,210	4,684,590

China 1.1%
JA Solar Holdings Co., Ltd., ADR(a)	81,100	678,807

Montage Technology Group Ltd.(a)	226,262	5,000,390

Total		5,679,197

Ireland 0.7%
King Digital Entertainment PLC	318,112	3,626,477

Israel 4.4%
Check Point Software Technologies Ltd.(a)	278,841	20,703,945

Tower Semiconductor Ltd.(a)	128,814	1,262,377

Total		21,966,322

Japan 0.6%
Nidec Corp.	41,600	2,748,622

Netherlands 3.9%
ASM International NV	159,414	6,376,648

AVG Technologies NV(a)	326,517	5,851,185

NXP Semiconductor NV(a)	105,176	7,221,384

Total		19,449,217

Singapore 0.8%
Avago Technologies Ltd.	45,209	3,899,276

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	168,300	3,705,966

United States 85.0%
Activision Blizzard, Inc.	231,121	4,610,864

Advanced Energy Industries, Inc.(a)	440,659	8,716,235

Advanced Micro Devices, Inc.(a)	1,069,293	2,994,020

Apple, Inc.	223,485	24,136,380

Arrow Electronics, Inc.(a)	21,320	1,212,255

Aruba Networks, Inc.(a)	55,100	1,189,058

Audience, Inc.(a)	527,925	1,969,160

Avnet, Inc.	16,200	700,650

Broadcom Corp., Class A	561,700	23,523,996

Brocade Communications Systems, Inc.	147,100	1,578,383

CDW Corp.	45,900	1,415,556

Cisco Systems, Inc.	221,300	5,415,211

Computer Sciences Corp.	53,900	3,255,560

Cornerstone OnDemand, Inc.(a)	35,500	1,287,585

Common Stocks (continued)
Issuer	Shares	Value ($)
DIRECTV(a)	74,200	6,439,818

Electronics for Imaging, Inc.(a)	149,029	6,813,606

EMC Corp.	175,200	5,033,496

F5 Networks, Inc.(a)	29,600	3,640,208

Fidelity National Information Services, Inc.	43,900	2,563,321

Fortinet, Inc.(a)	135,400	3,527,170

GameStop Corp., Class A	40,100	1,714,676

Google, Inc., Class A(a)	22,700	12,890,649

Google, Inc., Class C(a)	22,600	12,635,208

Hewlett-Packard Co.	86,800	3,114,384

HomeAway, Inc.(a)	21,300	743,370

Lam Research Corp.	542,037	42,203,001

Lattice Semiconductor Corp.(a)	791,887	5,313,562

Marvell Technology Group Ltd.	1,402,378	18,847,960

Mattson Technology, Inc.(a)	498,128	1,325,020

Maxim Integrated Products, Inc.	244,300	7,167,762

Microsemi Corp.(a)	601,189	15,672,997

Microsoft Corp.	211,500	9,929,925

NetApp, Inc.	350,881	15,017,707

Nuance Communications, Inc.(a)	354,199	5,465,291

Pitney Bowes, Inc.	91,600	2,266,184

PTC, Inc.(a)	28,673	1,093,875

Red Hat, Inc.(a)	66,000	3,888,720

Riverbed Technology, Inc.(a)	31,800	603,882

Rovi Corp.(a)	33,400	697,392

Sabre Corp.	213,558	3,673,198

salesforce.com, Inc.(a)	91,533	5,857,197

Seagate Technology PLC	50,700	3,185,481

Skyworks Solutions, Inc.	340,194	19,812,899

SolarWinds, Inc.(a)	115,400	5,487,270

Spansion, Inc., Class A(a)	414,500	8,530,410

Synaptics, Inc.(a)	295,296	20,207,105

Synopsys, Inc.(a)	964,602	39,529,390

Teradyne, Inc.	1,101,960	20,276,064

Travelport Worldwide Ltd.(a)	186,960	2,701,572

TriQuint Semiconductor, Inc.(a)	192,836	4,171,043

Vantiv, Inc., Class A(a)	98,700	3,051,804

Verint Systems, Inc.(a)	144,235	8,292,070

Visa, Inc., Class A	19,800	4,780,314

VMware, Inc., Class A(a)	30,057	2,511,863

Xilinx, Inc.	125,700	5,591,136

Total		428,272,913

Total Common Stocks
(Cost: $375,863,770)		494,032,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2014

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(b)(c)	9,314,310	9,314,310

Total Money Market Funds
(Cost: $9,314,310)		9,314,310

Total Investments
(Cost: $385,178,080)		503,346,890

Other Assets & Liabilities, Net		505,612

Net Assets		503,852,502

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at October 31, 2014.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended October 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,611,314	194,021,701	(208,318,705)	9,314,310	12,725	9,314,310

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Seligman Global Technology Fund

Portfolio of Investments (continued)

October 31, 2014

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	11,599,436	—	—	11,599,436

Industrials	2,266,184	2,748,622	—	5,014,806

Information Technology	471,041,690	6,376,648	—	477,418,338

Total Equity Securities	484,907,310	9,125,270	—	494,032,580

Mutual Funds

Money Market Funds	9,314,310	—	—	9,314,310

Total Mutual Funds	9,314,310	—	—	9,314,310

Total	494,221,620	9,125,270	—	503,346,890

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities

October 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $375,863,770)	$494,032,580

Affiliated issuers (identified cost $9,314,310)	9,314,310

Total investments (identified cost $385,178,080)	503,346,890

Receivable for:

Investments sold	5,479,328

Capital shares sold	206,252

Dividends	10,368

Reclaims	4,394

Prepaid expenses	3,813

Total assets	509,051,045

Liabilities

Payable for:

Investments purchased	4,744,976

Capital shares purchased	135,561

Investment management fees	11,523

Distribution and/or service fees	4,888

Transfer agent fees	98,861

Administration fees	809

Plan administration fees	1

Compensation of board members	26,241

Other expenses	175,683

Total liabilities	5,198,543

Net assets applicable to outstanding capital stock	$503,852,502

Represented by

Paid-in capital	$326,747,552

Excess of distributions over net investment income	(26,056)

Accumulated net realized gain	58,962,202

Unrealized appreciation (depreciation) on:

Investments	118,168,810

Foreign currency translations	(6)

Total — representing net assets applicable to outstanding capital stock	$503,852,502

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Seligman Global Technology Fund

Statement of Assets and Liabilities (continued)

October 31, 2014

Class A

Net assets	$379,433,430

Shares outstanding	12,584,408

Net asset value per share	$30.15

Maximum offering price per share(a)	$31.99

Class B

Net assets	$4,732,496

Shares outstanding	188,283

Net asset value per share	$25.14

Class C

Net assets	$79,308,720

Shares outstanding	3,156,336

Net asset value per share	$25.13

Class I

Net assets	$3,808

Shares outstanding	124

Net asset value per share(b)	$30.80

Class K

Net assets	$187,627

Shares outstanding	6,167

Net asset value per share	$30.42

Class R

Net assets	$7,628,237

Shares outstanding	259,889

Net asset value per share	$29.35

Class R4

Net assets	$231,216

Shares outstanding	7,485

Net asset value per share	$30.89

Class R5

Net assets	$56,053

Shares outstanding	1,827

Net asset value per share(b)	$30.69

Class Z

Net assets	$32,270,915

Shares outstanding	1,056,228

Net asset value per share	$30.55

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Seligman Global Technology Fund

Statement of Operations

Year Ended October 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$3,590,018

Dividends — affiliated issuers	12,725

Foreign taxes withheld	(26,497)

Total income	3,576,246

Expenses:

Investment management fees	4,017,147

Distribution and/or service fees

Class A	904,541

Class B	54,063

Class C	745,616

Class R	37,731

Transfer agent fees

Class A	821,705

Class B	12,326

Class C	169,306

Class K	94

Class R	17,133

Class R4	264

Class R5	32

Class Z	45,542

Administration fees	281,879

Plan administration fees

Class K	472

Compensation of board members	18,161

Custodian fees	16,410

Printing and postage fees	88,511

Registration fees	104,232

Professional fees	59,010

Other	58,445

Total expenses	7,452,620

Expense reductions	(7,234)

Total net expenses	7,445,386

Net investment loss	(3,869,140)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	70,542,038

Foreign currency translations	(15,209)

Net realized gain	70,526,829

Net change in unrealized appreciation (depreciation) on:

Investments	38,517,894

Foreign currency translations	(1,151)

Net change in unrealized appreciation	38,516,743

Net realized and unrealized gain	109,043,572

Net increase in net assets resulting from operations	$105,174,432

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations

Net investment loss	$(3,869,140)	$(3,428,488)

Net realized gain	70,526,829	25,411,636

Net change in unrealized appreciation	38,516,743	61,651,526

Net increase in net assets resulting from operations	105,174,432	83,634,674

Distributions to shareholders

Net realized gains

Class A	(7,886,387)	—

Class B	(162,300)	—

Class C	(1,937,073)	—

Class I	(322)	—

Class K	(3,999)	—

Class R	(176,715)	—

Class R4	(1,491)	—

Class R5	(1,944)	—

Class Z	(375,160)	—

Total distributions to shareholders	(10,545,391)	—

Decrease in net assets from capital stock activity	(32,040,061)	(56,758,309)

Total increase in net assets	62,588,980	26,876,365

Net assets at beginning of year	441,263,522	414,387,157

Net assets at end of year	$503,852,502	$441,263,522

Excess of distributions over net investment income	$(26,056)	$(2,497,760)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Seligman Global Technology Fund

Statement of Changes in Net Assets (continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(b)	890,632	24,519,346	1,548,551	36,342,396

Distributions reinvested	291,228	7,254,492	—	—

Redemptions	(2,518,069)	(68,780,821)	(3,146,164)	(69,241,743)

Net decrease	(1,336,209)	(37,006,983)	(1,597,613)	(32,899,347)

Class B shares

Subscriptions	4,417	100,408	14,831	278,454

Distributions reinvested	7,477	156,267	—	—

Redemptions(b)	(114,946)	(2,610,395)	(184,051)	(3,510,463)

Net decrease	(103,052)	(2,353,720)	(169,220)	(3,232,009)

Class C shares

Subscriptions	130,742	2,982,625	143,734	2,719,998

Distributions reinvested	75,467	1,576,497	—	—

Redemptions	(383,603)	(8,680,147)	(583,486)	(10,939,231)

Net decrease	(177,394)	(4,121,025)	(439,752)	(8,219,233)

Class I shares

Redemptions	(420)	(11,802)	—	—

Net decrease	(420)	(11,802)	—	—

Class K shares

Subscriptions	107	3,038	108	2,553

Distributions reinvested	155	3,888	—	—

Redemptions	(849)	(23,447)	(4,802)	(108,347)

Net decrease	(587)	(16,521)	(4,694)	(105,794)

Class R shares

Subscriptions	98,548	2,627,261	95,752	2,087,006

Distributions reinvested	6,067	147,429	—	—

Redemptions	(148,292)	(3,952,438)	(205,630)	(4,467,560)

Net decrease	(43,677)	(1,177,748)	(109,878)	(2,380,554)

Class R4 shares

Subscriptions	7,343	209,570	900	20,600

Distributions reinvested	56	1,418	—	—

Redemptions	(594)	(16,195)	(220)	(5,101)

Net increase	6,805	194,793	680	15,499

Class R5 shares

Subscriptions	1,204	30,899	643	13,736

Distributions reinvested	69	1,754	—	—

Redemptions	(1,779)	(49,068)	(6,466)	(135,305)

Net decrease	(506)	(16,415)	(5,823)	(121,569)

Class Z shares

Subscriptions	543,421	16,192,902	313,100	6,841,328

Distributions reinvested	5,437	136,894	—	—

Redemptions	(140,277)	(3,860,436)	(758,448)	(16,656,630)

Net increase (decrease)	408,581	12,469,360	(445,348)	(9,815,302)

Total net decrease	(1,246,459)	(32,040,061)	(2,771,648)	(56,758,309)

(a)	Class R4 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Seligman Global Technology Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended October 31,
Class A	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$24.60		$20.07		$20.16		$20.24		$16.50

Income from investment operations:

Net investment loss	(0.19)		(0.16)		(0.15)		(0.15)		(0.16)

Net realized and unrealized gain	6.33		4.69		0.04		0.21		3.87

Total from investment operations	6.14		4.53		(0.11)		0.06		3.71

Less distributions to shareholders:

Net investment income	—		—		—		(0.14)		—

Net realized gains	(0.59)		—		—		—		—

Total distributions to shareholders	(0.59)		—		—		(0.14)		—

Proceeds from regulatory settlements	—		—		0.02		—		0.03

Net asset value, end of period	$30.15		$24.60		$20.07		$20.16		$20.24

Total return	25.47%		22.57%		(0.45	%)(a)	0.26%		22.67	%(b)

Ratios to average net assets(c)

Total gross expenses	1.46%		1.55%		1.50%		1.49%		1.67%

Total net expenses(d)	1.46	%(e)	1.50	%(e)	1.40	%(e)	1.49	%(e)	1.57%

Net investment loss	(0.70%)		(0.70%)		(0.70%)		(0.70%)		(0.89%)

Supplemental data

Net assets, end of period (in thousands)	$379,433		$342,423		$311,523		$364,366		$418,600

Portfolio turnover	89%		81%		88%		95%		111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class B	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$20.75		$17.06		$17.27		$17.35		$14.25

Income from investment operations:

Net investment loss	(0.33)		(0.27)		(0.27)		(0.26)		(0.26)

Net realized and unrealized gain	5.31		3.96		0.04		0.18		3.33

Total from investment operations	4.98		3.69		(0.23)		(0.08)		3.07

Less distributions to shareholders:

Net realized gains	(0.59)		—		—		—		—

Total distributions to shareholders	(0.59)		—		—		—		—

Proceeds from regulatory settlements	—		—		0.02		—		0.03

Net asset value, end of period	$25.14		$20.75		$17.06		$17.27		$17.35

Total return	24.58%		21.63%		(1.22	%)(a)	(0.46%)		21.75	%(b)

Ratios to average net assets(c)

Total gross expenses	2.21%		2.30%		2.26%		2.25%		2.44%

Total net expenses(d)	2.21	%(e)	2.25	%(e)	2.17	%(e)	2.25	%(e)	2.34%

Net investment loss	(1.45%)		(1.43%)		(1.47%)		(1.47%)		(1.66%)

Supplemental data

Net assets, end of period (in thousands)	$4,732		$6,045		$7,858		$12,499		$19,558

Portfolio turnover	89%		81%		88%		95%		111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class C	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$20.74		$17.06		$17.26		$17.37		$14.25

Income from investment operations:

Net investment loss	(0.33)		(0.28)		(0.26)		(0.26)		(0.26)

Net realized and unrealized gain	5.31		3.96		0.04		0.17		3.35

Total from investment operations	4.98		3.68		(0.22)		(0.09)		3.09

Less distributions to shareholders:

Net investment income	—		—		—		(0.02)		—

Net realized gains	(0.59)		—		—		—		—

Total distributions to shareholders	(0.59)		—		—		(0.02)		—

Proceeds from regulatory settlements	—		—		0.02		—		0.03

Net asset value, end of period	$25.13		$20.74		$17.06		$17.26		$17.37

Total return	24.59%		21.57%		(1.16	%)(a)	(0.51%)		21.89	%(b)

Ratios to average net assets(c)

Total gross expenses	2.21%		2.30%		2.25%		2.25%		2.43%

Total net expenses(d)	2.21	%(e)	2.25	%(e)	2.15	%(e)	2.25	%(e)	2.33%

Net investment loss	(1.45%)		(1.45%)		(1.45%)		(1.45%)		(1.65%)

Supplemental data

Net assets, end of period (in thousands)	$79,309		$69,151		$64,360		$72,162		$80,128

Portfolio turnover	89%		81%		88%		95%		111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.18%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class I	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$25.00	$20.30	$20.31		$20.37	$16.52

Income from investment operations:

Net investment loss	(0.06)	(0.05)	(0.06)		(0.06)	(0.08)

Net realized and unrealized gain	6.45	4.75	0.03		0.22	3.90

Total from investment operations	6.39	4.70	(0.03)		0.16	3.82

Less distributions to shareholders:

Net investment income	—	—	—		(0.22)	—

Net realized gains	(0.59)	—	—		—	—

Total distributions to shareholders	(0.59)	—	—		(0.22)	—

Proceeds from regulatory settlements	—	—	0.02		—	0.03

Net asset value, end of period	$30.80	$25.00	$20.30		$20.31	$20.37

Total return	26.07%	23.15%	(0.05	%)(a)	0.77%	23.31	%(b)

Ratios to average net assets(c)

Total gross expenses	0.99%	1.04%	1.00%		1.09%	1.17%

Total net expenses(d)	0.99%	1.03%	0.97%		1.09%	1.12%

Net investment loss	(0.21%)	(0.23%)	(0.26%)		(0.28%)	(0.45%)

Supplemental data

Net assets, end of period (in thousands)	$4	$14	$11		$11	$28,563

Portfolio turnover	89%	81%	88%		95%	111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$24.77	$20.18	$20.22		$20.29	$16.51

Income from investment operations:

Net investment loss	(0.15)	(0.12)	(0.10)		(0.10)	(0.14)

Net realized and unrealized gain	6.39	4.71	0.04		0.20	3.89

Total from investment operations	6.24	4.59	(0.06)		0.10	3.75

Less distributions to shareholders:

Net investment income	—	—	—		(0.17)	—

Net realized gains	(0.59)	—	—		—	—

Total distributions to shareholders	(0.59)	—	—		(0.17)	—

Proceeds from regulatory settlements	—	—	0.02		—	0.03

Net asset value, end of period	$30.42	$24.77	$20.18		$20.22	$20.29

Total return	25.70%	22.75%	(0.20	%)(a)	0.48%	22.89	%(b)

Ratios to average net assets(c)

Total gross expenses	1.29%	1.34%	1.30%		1.29%	1.48%

Total net expenses(d)	1.29%	1.32%	1.16%		1.29%	1.42%

Net investment loss	(0.52%)	(0.52%)	(0.45%)		(0.50%)	(0.75%)

Supplemental data

Net assets, end of period (in thousands)	$188	$167	$231		$432	$534

Portfolio turnover	89%	81%	88%		95%	111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R	2014		2013		2012		2011		2010
Per share data
Net asset value, beginning of period	$24.02		$19.65		$19.78		$19.88		$16.25

Income from investment operations:

Net investment loss	(0.25)		(0.21)		(0.19)		(0.19)		(0.22)

Net realized and unrealized gain	6.17		4.58		0.04		0.19		3.82

Total from investment operations	5.92		4.37		(0.15)		—		3.60

Less distributions to shareholders:

Net investment income	—		—		—		(0.10)		—

Net realized gains	(0.59)		—		—		—		—

Total distributions to shareholders	(0.59)		—		—		(0.10)		—

Proceeds from regulatory settlements	—		—		0.02		—		0.03

Net asset value, end of period	$29.35		$24.02		$19.65		$19.78		$19.88

Total return	25.16%		22.24%		(0.66	%)(a)	(0.04%)		22.34	%(b)

Ratios to average net assets(c)

Total gross expenses	1.71%		1.80%		1.75%		1.74%		1.95%

Total net expenses(d)	1.71	%(e)	1.75	%(e)	1.65	%(e)	1.74	%(e)	1.90%

Net investment loss	(0.95%)		(0.94%)		(0.94%)		(0.95%)		(1.22%)

Supplemental data

Net assets, end of period (in thousands)	$7,628		$7,291		$8,124		$9,787		$9,158

Portfolio turnover	89%		81%		88%		95%		111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$25.12		$20.20

Income from investment operations:

Net investment loss	(0.13)		(0.12)

Net realized and unrealized gain	6.49		5.04

Total from investment operations	6.36		4.92

Less distributions to shareholders:

Net realized gains	(0.59)		—

Total distributions to shareholders	(0.59)		—

Net asset value, end of period	$30.89		$25.12

Total return	25.82%		24.36%

Ratios to average net assets(b)

Total gross expenses	1.21%		1.33	%(c)

Total net expenses(d)	1.21	%(e)	1.29	%(c)(e)

Net investment loss	(0.47%)		(0.53	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$231		$17

Portfolio turnover	89%		81%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	23

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class R5	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$24.92	$20.25	$20.27		$20.35	$16.52

Income from investment operations:

Net investment loss	(0.08)	(0.04)	(0.05)		(0.05)	(0.42)

Net realized and unrealized gain	6.44	4.71	0.01		0.19	4.22

Total from investment operations	6.36	4.67	(0.04)		0.14	3.80

Less distributions to shareholders:

Net investment income	—	—	—		(0.22)	—

Net realized gains	(0.59)	—	—		—	—

Total distributions to shareholders	(0.59)	—	—		(0.22)	—

Proceeds from regulatory settlements	—	—	0.02		—	0.03

Net asset value, end of period	$30.69	$24.92	$20.25		$20.27	$20.35

Total return	26.03%	23.06%	(0.10	%)(a)	0.66%	23.18	%(b)

Ratios to average net assets(c)

Total gross expenses	1.04%	1.08%	1.06%		1.03%	1.28%

Total net expenses(d)	1.04%	1.06%	0.99%		1.03%	1.13%

Net investment loss	(0.28%)	(0.16%)	(0.23%)		(0.21%)	(2.23%)

Supplemental data

Net assets, end of period (in thousands)	$56	$58	$165		$33	$25,932

Portfolio turnover	89%	81%	88%		95%	111%

Notes to Financial Highlights

(a)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.16%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Annual Report 2014

Columbia Seligman Global Technology Fund

Financial Highlights (continued)

	Year Ended October 31,
Class Z	2014		2013		2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$24.85		$20.23		$20.26		$20.36		$19.28

Income from investment operations:

Net investment loss	(0.13)		(0.10)		(0.09)		(0.06)		(0.03)

Net realized and unrealized gain	6.42		4.72		0.04		0.18		1.11

Total from investment operations	6.29		4.62		(0.05)		0.12		1.08

Less distributions to shareholders:

Net investment income	—		—		—		(0.22)		—

Net realized gains	(0.59)		—		—		—		—

Total distributions to shareholders	(0.59)		—		—		(0.22)		—

Proceeds from regulatory settlements	—		—		0.02		—		—

Net asset value, end of period	$30.55		$24.85		$20.23		$20.26		$20.36

Total return	25.82%		22.84%		(0.15	%)(b)	0.55%		5.60%

Ratios to average net assets(c)

Total gross expenses	1.22%		1.30%		1.23%		1.14%		1.31	%(d)

Total net expenses(e)	1.22	%(f)	1.24	%(f)	1.13	%(f)	1.14	%(f)	1.28	%(d)

Net investment loss	(0.47%)		(0.42%)		(0.42%)		(0.30%)		(1.57	%)(d)

Supplemental data

Net assets, end of period (in thousands)	$32,271		$16,097		$22,115		$20,020		$3

Portfolio turnover	89%		81%		88%		95%		111%

Notes to Financial Highlights

(a)	Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.11%.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Annualized.

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	25

Columbia Seligman Global Technology Fund

Notes to Financial Statements

October 31, 2014

Note 1. Organization

Columbia Seligman Global Technology Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally

26	Annual Report 2014

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may

Annual Report 2014	27

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.855% to 0.725% as the Fund’s net assets increase. The effective investment management fee rate for the year ended October 31, 2014 was 0.855% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended October 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended October 31, 2014, other expenses paid by the Fund to this company were $1,881.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

28	Annual Report 2014

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended October 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.23
Class C	0.23
Class K	0.05
Class R	0.23
Class R4	0.22
Class R5	0.05
Class Z	0.23

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.

The lease and the Guaranty expire in January 2019. At October 31, 2014, the Fund’s total potential future obligation over the life of the Guaranty is $181,577. The liability remaining at October 31, 2014 for non-recurring charges associated with the lease amounted to $104,687 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2014, these minimum account balance fees reduced total expenses of the Fund by $7,234.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $142,000 and $4,319,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of September 30, 2014 and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $197,899 for Class A, $2,482 for Class B and $831 for Class C shares for the year ended October 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class A	1.53%	1.56%
Class B	2.28	2.31
Class C	2.28	2.31
Class I	1.10	1.12
Class K	1.40	1.42

Annual Report 2014	29

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

	March 1, 2014 through February 28, 2015	Prior to March 1, 2014
Class R	1.78%	1.81%
Class R4	1.28	1.31
Class R5	1.15	1.17
Class Z	1.28	1.31

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At October 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, net operating loss reclassification, and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$6,340,844
Accumulated net realized gain	(6,340,842)
Paid-in capital	(2)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Long-term capital gains	$10,545,391	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$16,663,781
Undistributed long-term capital gains	43,686,971
Net unrealized appreciation	116,780,259

At October 31, 2014, the cost of investments for federal income tax purposes was $386,566,631 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$126,576,130
Unrealized depreciation	(9,795,871)
Net unrealized appreciation	$116,780,259

For the year ended October 31, 2014, $3,028,902 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations and certain derivatives, if any, aggregated to $409,233,618 and $436,447,553, respectively, for the year ended October 31, 2014. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an

30	Annual Report 2014

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At October 31, 2014, one unaffiliated shareholder of record owned 10.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 31.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (JPMorgan) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

Effective December 9, 2014, the Fund extended its revolving credit facility with JPMorgan. The credit facility agreement, as amended, permits collective borrowings up to $550 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended October 31, 2014.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Notes 3 and 8 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement

Annual Report 2014	31

Columbia Seligman Global Technology Fund

Notes to Financial Statements (continued)

October 31, 2014

and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

32	Annual Report 2014

Columbia Seligman Global Technology Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Seligman Global Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Seligman Global Technology Fund (the “Fund”, a series of Columbia Funds Series Trust II) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended October 31, 2011 and prior were audited by another independent registered public accounting firm whose report dated December 22, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

December 22, 2014

Annual Report 2014	33

Columbia Seligman Global Technology Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Capital Gain Dividend	$45,950,022

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

34	Annual Report 2014

Columbia Seligman Global Technology Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014	35

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

36	Annual Report 2014

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014	37

Columbia Seligman Global Technology Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. from May 2010-October 2014; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

38	Annual Report 2014

Columbia Seligman Global Technology Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	39

Columbia Seligman Global Technology Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN220_10_D01_(12/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. In addition, two series merged away in 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$182,900	$182,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$2,800	$2,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

The fees for the fiscal years ended October 31, 2014 and October 31, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$ 0	$900

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$32,200	$80,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2014 and 2013 also include Tax Fees for foreign tax filings. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2014 and October 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$ 0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$325,000	$179,400

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2014 and October 31, 2013 are approximately as follows:

2014	2013
$360,000	$263,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	December 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 22, 2014